--------------------------------------------------------------------------------
As  Filed  With  The  Securities  And  Exchange  Commission  on  May  1,  2003

                                                             File Nos. 333-13185
                                                                        811-7839

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------
                                    FORM N-1A


REGISTRATION  STATEMENT  UNDER  THE  SECURITIES  ACT  OF  1933          X

   Pre-Effective  Amendment  No.
   Post-Effective  Amendment  No.__21__

                                     and/or

REGISTRATION  STATEMENT  UNDER  THE  INVESTMENT COMPANY  ACT  OF  1940  X

   Amendment  No.          __22__


                               CONSECO FUND GROUP
               (Exact Name of Registrant as Specified in Charter)

                        11825 North Pennsylvania Street
                              Carmel, Indiana 46032
               (Address of Principal Executive Offices) (Zip Code)

                                 (317) 817-6300
              (Registrant's Telephone Number, including Area Code)

                            WILLIAM P. KOVACS, Esq.
                               Conseco Fund Group
                        11825 North Pennsylvania Street
                              Carmel, Indiana 46032
               (Name and Address of Agent for Service of Process)

                                   Copies to:
                              Donald W. Smith, Esq.
                              Robert J. Zutz, Esq.
                           Kirkpatrick & Lockhart LLP
                         1800 Massachusetts Avenue, N.W.
                                  Second Floor
                           Washington, D.C. 20036-1800
                            Telephone: (202) 778-9000

Approximate  Date  of  Proposed  Public  Offering:  CONTINUOUS

                  IT  IS  PROPOSED  THAT  THIS  FILING  WILL  BECOME  EFFECTIVE:
[     X     ]     Immediately  upon  filing  pursuant  to  Rule  485(b)
[           ]     On                       pursuant  to  Rule  485(b)
[           ]     60  days  after  filing  pursuant  to  Rule  485(a)(1)
[           ]     On   __________________  pursuant  to  Rule  485(a)(1)
[           ]     75  days  after  filing  pursuant  to  Rule  485(a)(2)
[           ]     On  _________________  pursuant  to  Rule  485(a)(2)


                               CONSECO FUND GROUP
                        Conseco Science & Technology Fund
                                 Conseco 20 Fund
                               Conseco Equity Fund
                             Conseco Large-Cap Fund
                              Conseco Balanced Fund
                       Conseco Convertible Securities Fund
                             Conseco High Yield Fund
                            Conseco Fixed Income Fund

CONTENTS  OF  REGISTRATION  STATEMENT
This  Registration  Statement  consists  of  the following papers and documents:
o        Cover  Sheet

CONTENTS  OF  REGISTRATION  STATEMENT:
o        Part  A  -  Prospectus,  Class  A  ,  B,  C  and  Y
o        Part  B  -  Statement of Additional Information, Class A, B, C and Y
o        Part  C  -  Other  Information
o        Signature   Pages
o        Exhibits

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                                     PART A

MAY  1,  2003

PROSPECTUS

CLASSES  A,  B,  C  AND  Y  SHARES

AS WITH ANY MUTUAL FUND, THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONSECO  FUND  GROUP

--------------------------------------------------------------------------------

TABLE  OF  CONTENTS

 1     THE CONSECO FUND GROUP'S APPROACH TO MANAGING YOUR MUTUAL FUND INVESTMENT

 2     THE  FUNDS
            Conseco  Science  &  Technology  Fund
            Conseco  20  Fund
            Conseco  Equity  Fund
            Conseco  Large-Cap  Fund
            Conseco  Balanced  Fund
            Conseco  Convertible  Securities  Fund
            Conseco  High  Yield  Fund
            Conseco  Fixed  Income  Fund

18     PRIMARY  RISK  CONSIDERATIONS

20     FEES  AND  EXPENSES

24     EXPENSE  EXAMPLES

26     MANAGEMENT  OF  THE  FUNDS
            Adviser  and  Sub-advisers
            Advisory  fees
            Portfolio  managers  of  the  Conseco  Fund  Group
            Administrative  services
            Determining  share  price

28     MANAGING  YOUR  CONSECO  FUND  GROUP  ACCOUNT
            Essential  information
            Choosing  the  right  shares  for  your  needs
            Share  class  sales  charges
            Three  convenient  ways  to  open  your
            Conseco  Fund  Group  account
            Important  information  about  buying
            Conseco  Fund  Group  shares
            Important  information  about  selling
            Conseco  Fund  Group  shares
            Special  shareholder  services
            Dividends  and  distributions
            Tax  considerations
            Distribution  and  service  plans

36     FINANCIAL  HIGHLIGHTS

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

As you review the investment objectives of the Conseco Fund Group mutual funds and others, you should bear in mind that a single mutual fund can't have it all. Pursuing high total investment return or high investment income normally means investing in riskier stocks and bonds. Investing in safer securities normally means sacrificing a portion of the upside potential.

GRAPHIC  OMMITTED

THE  CONSECO  FUND  GROUP'S  APPROACH  TO  MANAGING
YOUR  MUTUAL  FUND  INVESTMENT

CONSECO  CAPITAL  MANAGEMENT

Conseco Capital Management, Inc. ("CCM"), is the Investment Adviser (the "Adviser") for all of the Conseco Fund Group funds. It directly manages all Conseco fixed-income funds, and selects and supervises sub-advisers for the Conseco equity funds. CCM also directly manages or supervises the sub-advisers of other Conseco affiliated mutual funds. As of December 31, 2002, CCM managed $27 billion.

CCM's fixed-income analysts emphasize fundamental investment research in making their investment decisions. They examine the total financial resources of the issuer of any security they might consider buying. They seek to learn if the issuer, whether a business or a government entity, has the resources to support its spending plans and meet its obligations in good economic times and bad.

In considering securities issued by a business, CCM's fixed-income analysts take the "big picture" into account. They inquire into the state of the industry the business is competing in, the business' position in the industry and whether or not its market share is growing. They consider the quality of the goods or services it provides and its ability to innovate. They get to know its management.

This intensive fundamental research guides our fixed-income managers in buying and selling securities. Because of CCM's active management style, our fixed-income funds generally have a higher portfolio turnover rate than other similar funds. This means that our funds may have higher taxable distributions and increased trading costs that may affect performance.

Each of the Funds may invest in restricted securities, such as private placements, which are not registered with the Securities and Exchange Commission. Restricted securities are generally illiquid; however, CCM focuses on those that it believes are liquid and may not invest in any restricted security that would cause more than 15 percent of the Fund's total assets to be invested in illiquid securities. The Funds may also invest in securities that qualify to be sold directly to institutional investors pursuant to Rule 144A under the Securities Act of 1933.

With respect to the equity funds, CCM is responsible for evaluating the abilities and performance of other money management firms to identify appropriate sub-advisers for the equity funds. After a sub-adviser is selected, CCM continuously supervises and monitors its performance and periodically recommends to the Funds' Board of Trustees (the "Board") which sub-advisers should be retained or released.

Each Fund has the ability to change its investment objective without shareholder approval, although no fund currently intends to do so.

Any mutual fund investment is subject to risk and may decline in value. You could lose part or even all of the money invested in a fund.

                                        1
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

CONSECO  SCIENCE  &  TECHNOLOGY  FUND

The Conseco Science & Technology Fund invests in companies that the Sub-Adviser believes are positioned to take advantage of scientific or technological advances to power earnings growth. "Special situations" might include a new process or product, a technological breakthrough, a management change or other extraordinary corporate event, or difference in market supply or demand for a particular security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

IN  PLAIN  ENGLISH:  DEFINING  TERMS

By law, every mutual fund must state its investment objective - the goal of its investment strategy. In this section, we define the objective in everyday language for each of our Funds.

(a) INVESTING CONSISTENT WITH THE PRESERVATION OF CAPITAL means the safety of the money invested in the fund is a primary consideration. The Adviser will not place the money in stocks or bonds that it feels have a likelihood of loss compared to other investments it might consider, even though they also have a strong likelihood of outstanding gains. This equation carries too much risk.

(b) PRUDENT INVESTMENT RISK means that the Adviser will seek investments that it believes offer a good prospect of gain compared to the possibility of loss. The upside may not be as great in these cases as in more speculative situations, but the possibility of loss is correspondingly less.

(c) TOTAL INVESTMENT RETURN equals the interest paid on a bond investment - or the dividends, if any, paid on a stock investment - plus any increase (or minus any decrease) in its price during the period that an investor owns the security.

(d) CAPITAL APPRECIATION is any increase in the price of an investment during the time an investor owns it. From 1929 to the present, stocks have enjoyed greater capital appreciation than bonds overall and over most, but not all, intervals of five years or more.

(e) INCOME has a very specific meaning when applied to investing. It is the dividends earned from an investment in stocks or the interest earned from an investment in bonds. Bond issuers must stipulate the amount of interest they will pay and when they will pay it. Most stocks don't state the amount of dividends they'll pay out, and companies only pay dividends after they've paid the bond interest they owe. Moreover, the amount of interest earned on a bond investment is usually more than the amount of dividends paid out in a comparable investment in stocks.

INVESTMENT  OBJECTIVE

The  Fund  seeks  long-term  CAPITAL  APPRECIATION.

SUB-ADVISER'S  STRATEGY

The Fund will invest at least 80% of its assets in companies that the Sub-Adviser believes are positioned to take advantage of scientific or technological advances to power earnings growth.

Oak Associates, ltd, ("Oak") is the Fund's sub-adviser. Oak is a growth manager seeking to maximize returns by investing in common stocks that it believes have strong potential to benefit from technology. The Fund is non-diversified - it is not limited by the percentage of assets it may invest in any one issuer. The success or failure of one issuer will cause the Fund to fluctuate more than it would a diversified fund.

The Fund invests in companies that rely extensively on technology in their product development or operations, or which are expected to benefit from technological advances and improvements. Oak generally does not base stock selections on a company's size, but rather on assessment of a company's fundamental prospects for growth. As a result, the Fund may own stocks of smaller capitalization companies.

                                        2
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

Relying on readily available information from financial publications, third-party analysis and fundamental research, investments are made with a long-term orientation, generally involving purchases of securities that will be held for at least a year, which results in relatively low portfolio turnover. The investment style tends to be contrarian, seeking out-of-favor situations at attractive prices. Value is seen in both relative and absolute terms. Stock selections may be influenced by:

-    Growth rate/price to earnings comparison

-    P/E  ratios  versus  historical  and  current  levels

-    Contrarian  considerations

A three-to-five year time horizon is generally required to evaluate the results of such an approach to selecting stocks.

The Fund may also invest from time to time in any or all of the following securities in addition to common stocks:

- Preferred stock (which generally does not have voting rights but does have a stated dividend payment)

- Convertible securities (bonds, debentures, notes or preferred stock that can be converted into common stock)

- Warrants (contracts allowing purchase of a specific amount of common stock at a specific price)

-    Bonds and other fixed-income securities

For defensive purposes and pending investment of money received for share purchases, the Fund may temporarily depart from its investment objective and invest without limitation in cash, money market instruments and SPDRs.* This could help the Fund avoid losses but may mean lost opportunities.

*SPDRS - pronounced "spiders," an acronym for Standard & Poor's Depository Receipts - are shares in a unit investment trust (UIT) that trades on the American Stock Exchange. The UIT holds stocks selected to track the Standard & Poor's Composite 500 stock Index, a widely used benchmark that tracks the performance of 500 of the most widely held U.S. common stocks.

PRIMARY RISKS

-    NON-DIVERSIFICATION RISK

-    MARKET  RISK

-    SMALL  COMPANY  RISK

-    LIQUIDITY  AND  VALUATION  RISKS

-    SCIENCE  &  TECHNOLOGY  MARKET  RISK

See PRIMARY RISK CONSIDERATIONS at page 18 for a detailed discussion of the fund's risks.

HOW  HAS  THE  FUND  PERFORMED?

The chart and table below give an indication of the Fund's risks and performance. The chart shows you how the performance of the Fund's Class A shares has varied since its inception on July 1, 2000. The table compares the Fund's performance over time to that of broad measures of market performance. When you consider this information, please remember that the Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

                            YEAR-BY-YEAR TOTAL RETURN
                            (as of 12/31/02)-Class A*

                         -30.60%     -56.63%     -56.48%

                          2000**       2001        2002

                         BEST QUARTER:    Q4 2001  54.36%
                         WORST QUARTER:   Q3 2001 -50.51%

* Class A total return is shown without the applicable sales load. If the sales load was included, total return would have been lower.

** For period from Inception (July 1, 2000) through Dec. 31, 2000 (not annualized).

AVERAGE  ANNUAL  TOTAL  RETURN
(as  of  12/31/02)

                                                  ONE      SINCE
                                                 YEAR    INCEPTION
------------------------------------------------------------------

Class A Return Before Taxes (Inception 7/1/00)  -58.93%     -56.63%
Class A Return After Taxes on Distributions. . -58.93% -56.63% Class A Return After Taxes on
Distributions and Sale of Fund Shares. . . . .  -36.19%     -38.27%
Standard & Poor's 500 Index (Since 7/1/00) . .  -22.11%     -17.05%
NASDAQ 100 Index (Since 7/1/00). . . . . . . .  -37.58%     -41.52%
Class B Return Before Taxes (Inception 7/1/00)  -58.56%     -56.26%
Class C Return Before Taxes (Inception 7/1/00)  -57.38%     -55.90%
Class Y Return Before Taxes (Inception 7/1/00)  -56.11%     -55.32%

     Class A and Class C share performance reflects the deduction of each class's respective maximum sales load. Class B share performance reflects the deduction of the maximum contingent deferred sales load. Class Y shares are sold without a sales load.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and C will vary.

                                        3
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

CONSECO  20  FUND

The Conseco 20 Fund focuses on the stocks that the Sub-Adviser believes offer the strongest growth potential.

IN  PLAIN  ENGLISH:  DEFINING  TERMS

CAPITAL APPRECIATION is any increase in the price of an investment during the time an investor owns it. From 1929 to the present, stocks have enjoyed greater capital appreciation than bonds overall and over most, but not all, intervals of five years or more.

INVESTMENT  OBJECTIVE

The  Fund  seeks  CAPITAL  APPRECIATION.

SUB-ADVISER'S  STRATEGY

Oak Associates, ltd. ("Oak") is the Fund's sub-adviser. Oak is a growth manager seeking to maximize returns over a market cycle through investments in its "best ideas." The Fund is non-diversified - it is not limited by the percentage of assets it may invest in any one issuer.

Oak starts by establishing a global economic outlook, with a particular focus on interest rate anticipation, then concentrates on investments in specific industries. Relying on readily available information from financial publications, third-party analysis and fundamental research, investments are made with a long-term orientation, generally involving purchases of securities that will be held for at least a year, which results in relatively low portfolio turnover. The investment style tends to be contrarian, seeking out-of-favor situations at attractive prices. The Fund strives to be fully invested in 15 to 25 stocks. Value is seen in both relative and absolute terms. Stock selections may be influenced by:

-    Growth rate/price to earnings comparison

-    P/E  ratios  versus  historical  and  current  levels

-    Contrarian  considerations

                                        4
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

A three-to-five year time horizon is generally required to evaluate the results of such an approach to selecting stocks.

The Fund may also invest in any or all of the following securities in addition to common stocks:

- Preferred stock (which generally does not have voting rights but does have a stated dividend payment)

- Convertible securities (bonds, debentures, notes or preferred stock that can be converted into common stock)

- Warrants (contracts allowing purchase of a specific amount of common stock at a specific price)

-    Bonds and other fixed-income securities

For defensive purposes and pending investment of money received for share purchases, the Fund may temporarily depart from its investment objective and invest without limitation in cash, money market instruments, short-term debt securities or SPDRs. This could help the Fund avoid losses but may mean lost opportunities.

PRIMARY  RISKS

-    NON-DIVERSIFICATION  RISK

-    MARKET  RISK

-    SMALL  COMPANY  RISK

-    LIQUIDITY  AND  VALUATION  RISK

-    FOREIGN  RISK

See PRIMARY RISK CONSIDERATIONS at page 18 for a detailed discussion of the Fund's risks.

HOW  HAS  THE  FUND  PERFORMED?

The chart and table below give an indication of the Fund's risks and performance. The chart shows you how the performance of the Fund's Class A shares has varied from year to year. The table compares the Fund's performance over time to that of broad measures of market performance. When you consider this information, please remember that the Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

                            YEAR-BY-YEAR TOTAL RETURN
                            (AS OF 12/31/02)-CLASS A*

              28.00%     70.40%     -25.67%     -47.96%     -42.65%

               1998       1999        2000        2001        2002

                      BEST QUARTER:       Q4 1999      35.25%
                      WORST QUARTER:      Q4 2000     -43.04%

* Class A total return is shown without the applicable sales load. If the sales load was included, total return would have been lower.

AVERAGE  ANNUAL  TOTAL  RETURN
(AS  OF  12/31/02)


                                                     ONE     FIVE      SINCE
                                                    YEAR     YEARS   INCEPTION
-------------------------------------------------------------------------------

Class A Return Before Taxes (Inception 1/1/98). .  -45.92%  -14.51%     -14.51%
Class A Return After Taxes on Distributions . . .  -45.92%  -16.37%     -16.37%
Class A Return After Taxes on
Distributions and Sale of Fund Shares . . . . . .  -28.19%  -10.24%     -10.24%
Standard & Poor's 500 Index (Since 1/1/98). . . .  -22.11%   -0.58%      -0.58%
Standard & Poor's Midcap 400 Index (Since 1/1/98)  -14.52%    6.41%       6.41%
Class B Return Before Taxes (Inception 2/18/98) .  -45.87%     n/a      -16.56%
Class C Return Before Taxes (Inception 3/10/98) .  -44.11%     n/a      -17.48%
Class Y Return Before Taxes (Inception 4/6/98). .  -42.41%     n/a      -17.69%

     Class A and Class C share performance reflects the deduction of each class's respective maximum contingent-deferred sales load. Class B share performance reflects the deduction of the maximum contingent deferred sales load. Class Y shares are sold without a sales load.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and C will vary.

                                       5
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

CONSECO  EQUITY  FUND

The Conseco Equity Fund offers an opportunity to participate in the growth of a variety of corporations by investing in common stocks.

IN  PLAIN  ENGLISH:  DEFINING  TERMS

PRUDENT LEVEL OF RISK means that the Sub-Adviser will seek investments that it believes offer a good prospect of gain compared to the possibility of loss. The upside may not be as great in these cases as in more speculative situations, but the possibility of loss is correspondingly less.

INVESTMENT  OBJECTIVE

The Fund seeks to provide a high total return, consistent with preservation of capital and a PRUDENT LEVEL OF RISK.

THE  SUB-ADVISER'S  STRATEGY

The Portfolio will invest at least 80% of its assets in U.S. common stocks. It may also invest in other U.S. and foreign securities, including convertible securities and warrants.

Normally, the Fund will be widely diversified by industry and company. It will focus on small and medium-sized companies. Generally, these companies will be listed on the New York, American or NASDAQ exchanges and will be widely held among a large number of investors.

                                       6
--------------------------------------------------------------------------------

Chicago Equity Partners, LLC ("CEP") is the Fund's sub-adviser. CEP uses a disciplined investment strategy, utilizing a proprietary multi-factor model to select securities. The model includes momentum, value and quality factors. The process focuses on security selection while remaining industry, sector, style and capitalization neutral. CEP seeks to consistently apply an objective quantitative, fundamental investment approach that identifies securities that it believes are overvalued and undervalued within industry sectors.

For defensive purposes and pending investment of money received for share purchases, the Fund may temporarily depart from its investment objective and invest without limitation in cash, money market instruments or SPDRs. This could help the Fund avoid losses but may mean lost opportunities.

PRIMARY  RISKS

-    MARKET RISK

-    LIQUIDITY  AND  VALUATION  RISK

-    SMALL  COMPANY  RISK

See PRIMARY RISK CONSIDERATIONS at page 18 for a detailed discussion of the Fund's risks.

HOW  HAS  THE  FUND  PERFORMED?

The chart and table below give an indication of the Fund's risks and performance. The chart shows you how the performance of the Fund's Class A shares has varied from year to year. The table compares the Fund's performance over time to that of broad measures of market performance. When you consider this information, please remember that the Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

                            YEAR-BY-YEAR TOTAL RETURN
                            (as of 12/31/02)-Class A*

         22.90%     16.11%     56.21%     4.97%     -10.93%     -13.77%

          1997       1998       1999      2000        2001        2002

                      BEST QUARTER:      Q4 1999     38.72%
                      WORST QUARTER:     Q3 1998     -20.52%

* Class A total return is shown without the applicable sales load. If the sales load was included, total return would have been lower.

AVERAGE  ANNUAL  TOTAL  RETURN
(as  of  12/31/02)


                                                     ONE     FIVE     SINCE
                                                    YEAR    YEARS   INCEPTION
------------------------------------------------------------------------------

Class A Return Before Taxes (Inception 1/2/97). .  -18.67%   6.69%       9.24%
Class A Return After Taxes on Distributions . . .  -18.67%   1.36%       3.98%
Class A Return After Taxes on
Distributions and Sale of Fund Shares . . . . . .  -11.46%   3.27%       5.32%
Standard & Poor's 500 Index (Since 1/2/97). . . .  -22.11%  -0.58%       4.41%
Standard & Poor's Midcap 400 Index (Since 1/2/97)  -14.52%   6.41%      10.33%
Class B Return Before Taxes (Inception 1/28/98) .  -18.46%    n/a        7.32%
Class C Return Before Taxes (Inception 2/19/98) .  -15.90%    n/a        5.85%
Class Y Return Before Taxes (Inception 1/2/97). .  -13.33%   8.54%      10.90%

     Class A and Class C share performance reflects the deduction of each class's respective maximum sales load. Class B share performance reflects the deduction of the maximum contingent-deferred sales load. Class Y shares are sold without a sales load.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and C will vary.

                                       7
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

CONSECO  LARGE-CAP  FUND

The  Conseco  Large-Cap  Fund  invests  in  larger,  well-established companies.

IN  PLAIN  ENGLISH:  DEFINING  TERMS

CAPITAL APPRECIATION is any increase in the price of an investment during the time an investor owns it. From 1929 to the present, stocks have enjoyed greater capital appreciation than bonds overall and over most, but not all, intervals of five years or more.

INVESTMENT  OBJECTIVE

The  Fund  seeks  long-term  CAPITAL  APPRECIATION.

SUB-ADVISER'S  STRATEGY

The Fund will invest at least 80% of its assets in a diversified selection of U.S. large-sized companies with market capitalization, at the time of investment, in excess of $2 billion. The Fund primarily invests in U.S. common stocks but may also invest in other U.S. and foreign securities, including:

- Preferred stocks (which generally does not have voting rights but does have a stated dividend payment)

- Convertible securities that may be exchanged for common stock at a prestated price

- Warrants that entitle the owner to purchase a set amount of common stock at a prestated price

                                       8
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

Chicago Equity Partners, LLC ("CEP") is the Fund's sub-adviser. CEP uses a disciplined investment strategy, utilizing a proprietary multi-factor model to select securities, which includes momentum, value and quality factors. The process focuses on security selection while remaining industry, sector, style and capitalization neutral. The sub-adviser seeks to consistently apply an objective, quantitative, fundamental investment approach that identifies undervalued and overvalued securities within industry sectors.

For defensive purposes or pending investment of money received for shares purchase, the Fund may temporarily depart from its investment objectives and invest without limitation in cash, money market instruments and SPDRs. This could help the Fund avoid losses but may mean lost opportunities.

PRIMARY  RISKS

-    MARKET RISK

-    GROWTH  STOCK  RISK

See PRIMARY RISK CONSIDERATIONS at page 18 for a detailed discussion of the Fund's risks.

HOW  HAS  THE  FUND  PERFORMED?

The chart and table below give an indication of the Fund's risks and performance. The chart shows you how the performance of the Fund's Class A shares has varied since its inception on July 1, 2000. The table compares the Fund's performance over time to that of broad measures of market performance. When you consider this information, please remember that the Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

                            YEAR-BY-YEAR TOTAL RETURN
                            (as of 12/31/02)-Class A*

                         -15.70%     -21.71%     -27.58%

                          2000**       2001        2002

                      BEST QUARTER:      Q4 2001     13.21%
                      WORST QUARTER:     Q4 2000     -22.23%

* Class A total return is shown without the applicable sales load. If the sales load was included, total return would have been lower.

** For period from Inception (July 1, 2000) through Dec. 31, 2000 (not annualized).

AVERAGE  ANNUAL  TOTAL  RETURN
(as  of  12/31/02)

                                                  ONE      SINCE
                                                 YEAR    INCEPTION
-------------------------------------------------------------------

Class A Return Before Taxes (Inception 7/1/00)  -31.71%     -27.27%
Class A Return After Taxes on Distributions. . -31.71% -27.27% Class A Return After Taxes on
Distributions and Sale of Fund Shares. . . . .  -19.47%     -20.65%
Standard & Poor's 500 Index (Since 7/1/00) . .  -22.11%     -17.05%
Russell 1000 Index (Since 7/1/00). . . . . . .  -21.65%     -17.00%
Class B Return Before Taxes (Inception 7/1/00)  -31.54%     -26.80%
Class C Return Before Taxes (Inception 7/1/00)  -29.52%     -26.20%
Class Y Return Before Taxes (Inception 7/1/00)  -27.37%     -25.22%

     Class A and Class C share performance reflects the deduction of each class's respective maximum sales load. Class B share performance reflects the deduction of the maximum contingent-deferred sales load. Class Y shares are sold without a sales load.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and C will vary.

                                       9
--------------------------------------------------------------------------------

CONSECO  BALANCED  FUND

The Conseco Balanced Fund offers investors both the higher growth potential of stocks and the higher income potential of bonds.

IN  PLAIN  ENGLISH:  DEFINING  TERMS

TOTAL INVESTMENT RETURN equals the interest paid on a bond investment-or the dividends, if any, paid on a stock investment-plus any increase (or minus any decrease) in its price during the period that an investor owns the security.

INVESTMENT  OBJECTIVE

The Fund seeks high TOTAL INVESTMENT RETURN, consistent with the preservation of capital and prudent investment risk.

Normally, the Fund invests approximately 50%-65% of its assets in stocks and other equity securities. It invests the remainder in bonds and other fixed-income securities, as well as cash or cash equivalents (which are investments, such as bank certificates of deposit and money market funds, that the Fund can readily sell for cash at their face value).

This  balance  may  change:

- The Adviser may invest more than 65% of the Fund's assets in stocks if it considers conditions in the stock market to be more favorable than those in the bond market.

- If the Adviser considers conditions in the bond market to be more favorable than those in the stock market, it may invest more than 25% of the Fund's assets in fixed-income securities.

THE  SUB-ADVISER'S  STRATEGY  FOR  THE  EQUITY  PORTION  OF  THE  FUND

The equity portion of the Fund is invested primarily in U.S. common stocks but may also invest in other U.S. and foreign securities, including convertible securities and warrants.

Normally, the Fund will be widely diversified by industry and company. It will focus on large and medium-sized companies. Generally, these companies will be listed on the New York, American or NASDAQ exchanges and will be widely held among a large number of investors.

Chicago Equity Partners, LLC ("CEP") is the Fund's sub-adviser. CEP uses a disciplined investment strategy, utilizing a proprietary multi-factor model to select securities. The model includes momentum, value and quality factors. The process focuses on security selection while remaining industry, sector, style and capitalization neutral. CEP seeks to consistently apply an objective quantitative, fundamental investment approach that identifies stocks that it believes are overvalued and undervalued within industry sectors.

                                       10
--------------------------------------------------------------------------------

THE  ADVISER'S  STRATEGY  FOR  THE  FIXED-INCOME  PORTION  OF  THE  FUND

Conseco Capital Management, Inc. ("CCM") is the Adviser and manager of the fixed-income portion of the Conseco Balanced Fund.

Normally, the Fund maintains at least 25% of its assets in a wide range of domestic and foreign fixed-income securities, such as bonds, including securities not based on the U.S. dollar. The majority of foreign investments may be in Yankee bonds (bonds payable in U.S. dollars that are issued in the United States by foreign banks and corporations). Incorporating fundamental, "bottom-up" credit and market analysis, the Adviser invests primarily in bonds with 7- to 30-year maturities.

The Fund may also invest up to 25% of its total assets in below-investment-grade securities (those rated Ba1/BB+ or lower by Moody's/Standard & Poor's), which the Adviser believes do not involve undue risk to income or principal. In general, however, these types of securities are issued by companies without long track records of sales and earnings, or by those companies with questionable credit histories. The lowest credit-rating categories in which the Fund invests are Caa/CCC (by Moody's/Standard & Poor's).

For defensive purposes and pending investment of money received for share purchases, the Fund may temporarily depart from its investment objective and invest without limitation in cash, money market instruments or SPDRs. This could help the Fund avoid losses but may mean lost opportunities.

PRIMARY  RISKS

-    MARKET RISK

-    CREDIT  RISK

-    INTEREST  RATE  RISK

-    FOREIGN  RISK

-    LEVERAGE  RISK

See PRIMARY RISK CONSIDERATIONS at page 18 for a detailed discussion of the Fund's risks.

HOW  HAS  THE  FUND  PERFORMED?

The chart and table below give an indication of the Fund's risks and performance. The chart shows you how the performance of the Fund's Class A shares has varied year to year. The table compares the Fund's performance over time to that of broad measures of market performance. When you consider this information, please remember that the Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

                            YEAR-BY-YEAR TOTAL RETURN
                            (as of 12/31/02)-Class A*

          17.19%     12.45%     29.44%     7.29%     -6.37%     -12.47%

           1997       1998       1999      2000       2001        2002

                      Best quarter:      Q4 1999     19.67%
                      Worst quarter:     Q3 1998     -11.71%

* Class A total return is shown without the applicable sales load. If the sales load was included, total return would have been lower.

AVERAGE  ANNUAL  TOTAL  RETURN
(as  of  12/31/02)

                                                     ONE     FIVE     SINCE
                                                    YEAR    YEARS   INCEPTION
------------------------------------------------------------------------------

Class A Return Before Taxes (Inception 1/2/97). .  -17.52%   3.84%       5.95%
Class A Return After Taxes on Distributions . . .  -18.41%   0.30%       2.35%
Class A Return After Taxes on
Distributions and Sale of Fund Shares . . . . . .   -6.27%   1.56%       3.19%
Lehman Bros. Aggregate Bond Index (Since 1/2/97).   10.26%   7.54%       7.89%
Standard & Poor's Midcap 400 Index (Since 1/2/97)  -14.52%   6.41%      10.33%
Class B Return Before Taxes (Inception 1/28/98) .  -17.14%    n/a        3.40%
Class C Return Before Taxes (Inception 2/19/98) .  -14.64%    n/a        3.34%
Class Y Return Before Taxes (Inception 1/2/97). .  -12.06%   5.58        7.54%

     Class A and Class C share performance reflects the deduction of each class's respective maximum sales load. Class B share performance reflects the deduction of the maximum contingent-deferred sales load. Class Y shares are sold without a sales load.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and C will vary.

                                       11
--------------------------------------------------------------------------------

CONSECO  CONVERTIBLE  SECURITIES  FUND

The Conseco Convertible Securities Fund enables investors to pursue the benefits of income and capital appreciation by investing in bonds and other securities that are convertible into common stock.

GRAPHIC  OMMITED

IN  PLAIN  ENGLISH:
TWO  INVESTMENTS  IN  ONE

CONVERTIBLE SECURITIES are bonds, debentures, notes or preferred stocks that an owner can exchange for common stock at a prearranged price. This exchange feature gives "convertibles" the characteristics of both a bond and a stock. When stock prices are rising, convertible securitiesprices tend to rise, too.

Yet, when the opposite holds true, convertible prices tend to fall less than stock prices. Why? Because convertibles have a fixed-income component-interest payments on convertible bonds and preferred dividends on convertible preferred stock-that keeps paying income so long as the issuing company remains financially strong.

That fixed-income component can hold a convertible back as well as prop it up, of course. If the market fears that the issuing company's ability to meet its obligations is declining, the price of its convertible securities generally will suffer, no matter what is happening in the stock market.

INVESTMENT  OBJECTIVE

The Fund seeks high total return through a combination of current income and capital appreciation by investing primarily in CONVERTIBLE SECURITIES.

ADVISER'S  STRATEGY

The Fund will invest at least 80% of its assets in convertible securities (bonds, debentures, notes or preferred stock) that an owner has the option to exchange for common stock at a prestated price. Convertible securities are often of lower quality than other types of investments. At any given time, over 50% of the Fund's assets may be invested in below-investment-grade securities (those rated Ba1/BB+ or lower by Moody's/Standard & Poor's).

Adhering to strict discipline on when to buy and sell securities, the Adviser seeks high total return by:

-    Purchasing securities it believes are priced below their true value

-    Selling securities it believes are priced at or above their true value

                                       12
--------------------------------------------------------------------------------

To select securities, the Adviser evaluates security issuers and the securities themselves through independent, "bottom-up" fundamental credit and market analysis.

Besides  convertible  securities,  the  Fund  may  invest  in:

- Common stock (which has no stated dividend payment and gives the shareholder the right to vote on corporate policy) and other equity securities

- Convertible securities with conversion features that do not depend on the market price of the issuer's common stock

-    Stocks and bonds of foreign issuers, including issuers in emerging markets

For defensive purposes and pending investment of money received for share purchases, the Fund may temporarily depart from its investment objective and invest without limitation in cash, money market investments, preferred stocks, or investment-grade debt securities. This could help the Fund avoid losses, but may mean lost opportunities.

PRIMARY  RISKS

-    MARKET RISK

-    INTEREST  RATE  RISK

-    CREDIT  RISK

-    FOREIGN  RISK,  INCLUDING  DEVELOPING  MARKET  RISK

-    RESTRICTED  SECURITIES  RISK

-    LEVERAGE  RISK

See PRIMARY RISK CONSIDERATIONS at page 18 for a detailed discussion of the Fund's risks.

HOW  HAS  THE  FUND  PERFORMED?

The chart and table below give an indication of the Fund's risks and performance. The chart shows you how the performance of the Fund's Class A shares has varied year to year. The table compares the Fund's performance over time to that of broad measures of market performance. When you consider this information, please remember that the Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

                            YEAR-BY-YEAR TOTAL RETURN
                            (as of 12/31/02)-Class A*

               11.04%     40.12%     -3.56%     -11.27%     -7.24%

               1998**      1999       2000        2001       2002

                      BEST QUARTER:      Q4 1999     18.24%
                      WORST QUARTER:     Q3 2001     -12.87%

* Class A total return is shown without the applicable sales load. If the sales load was included, total return would have been lower.

** For period from Inception (Sept. 28, 1998) through Dec. 31, 1998 (not annualized).

AVERAGE  ANNUAL  TOTAL  RETURN
(as  of  12/31/02)

                                                   One      Since
                                                  Year    Inception
--------------------------------------------------------------------

Class A Return Before Taxes (Inception 9/28/98)  -12.60%       3.64%
Class A Return After Taxes on Distributions . .  -13.72%       0.99%
Class A Return After Taxes on
Distributions and Sale of Fund Shares . . . . .   -7.74%       2.09%
Merrill Lynch Broad Convertible Index
(Since 9/28/98) . . . . . . . . . . . . . . . .   -4.95%       6.16%
Class B Return Before Taxes (Inception 9/28/98)  -12.09%       4.21%
Class C Return Before Taxes (Inception 9/28/98)   -9.52%       4.34%
Class Y Return Before Taxes (Inception 9/28/98)   -6.70%       5.64%

     Class A and Class C share performance reflects the deduction of each class's respective maximum sales load. Class B share performance reflects the deduction of the maximum contingent-deferred sales load. Class Y shares are sold without a sales load.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and C will vary.

                                       13
--------------------------------------------------------------------------------

CONSECO  HIGH  YIELD  FUND

The Conseco High Yield Fund offers investors the potential to receive a higher level of income than they could normally earn from investment-grade debt securities. This Fund should be considered only by investors who can tolerate a greater degree of share price volatility.

GRAPHIC  OMITTED

IN  PLAIN  ENGLISH:  DEFINING  TERMS

INCOME has a very specific meaning when applied to investing. It is the dividends earned from an investment in stocks or the interest earned from an investment in bonds. Bond issuers must stipulate the amount of interest they will pay and when they will pay it. Most stocks don't state the amount of dividends they'll pay out, and companies only pay dividends after they've paid the bond interest they owe. Moreover, the amount of interest earned on a bond investment is usually more than the amount of dividends paid out in a comparable investment in stocks.

INVESTMENT  OBJECTIVE

The Fund seeks to provide a high level of current INCOME with a secondary objective of capital appreciation.

ADVISER'S  STRATEGY

The Fund will invest at least 80% of its assets in below-investment-grade bonds (those rated Ba1/BB+ or lower by Moody's/Standard & Poor's).

Adhering to strict discipline on when to buy and sell securities, the Adviser seeks to achieve the Fund's objectives by:

-    Purchasing securities it believes are priced below their true value

-    Selling securities it believes are priced at or above their true value

To select securities, the Adviser evaluates security issuers and the securities themselves through independent, "bottom-up" fundamental credit and market analysis.

The  Fund  may  invest  in:

- Corporate debt securities and preferred stock (stock that has a stated dividend payment)

- Zero-coupon bonds and other deferred-interest securities that do not pay periodic interest. Such securities typically sell at a deep discount to the price printed on the bond's face. At maturity, investors receive the purchase price and the accumulated interest

- Mortgage-backed debt securities (investments that pay bondholders from the principal and interest received from residential mortgages)

- Asset-backed debt securities (investments that pay bondholders from the principal and interest of the debt owed to banks, credit card companies and other lenders)

- Convertible securities (bonds, debentures, notes or preferred stock), that the owners can exchange for common stock at a prestated price

- Restricted securities (securities not registered with the SEC). Though they may be hard to sell, CCM primarily buys restricted securities that in their opinion will be easy to sell.

- Taxable municipal securities issued by state and local governments (interest on municipal bonds is often exempt from federal income tax; the Fund invests in bonds that are typically not tax exempt)

The  Fund  may  also  invest  in:

- Cash or cash equivalents, such as certificates of deposit and money-market funds

                                       14
--------------------------------------------------------------------------------

- Money market instruments, such as bankers' acceptances, commercial paper and repurchase agreements, which are easy to sell on the open market and are considered safe investments

- Securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, such as the Federal Home Loan Bank ("Freddie Mac") and the Student Loan Marketing Association ("Sallie Mae")

- Common stock (which has no stated dividend payment but, unlike preferred stock, gives the shareholder the right to vote on corporate policy) and other equity securities

-    Stocks  and bonds of foreign issuers, including issuers in emerging markets

For defensive purposes and pending investment of money received for share purchases, the Fund may temporarily depart from its investment objective and invest without limitation in cash or money market instruments. This could help the Fund avoid losses but may mean lost opportunities.

PRIMARY  RISKS

-    CREDIT  RISK

-    INTEREST  RATE  RISK

-    MARKET  RISK

-    PREPAYMENT  RISK

-    RESTRICTED  SECURITIES  RISK

-    FOREIGN  RISK,  INCLUDING  DEVELOPING  MARKET  RISK

See PRIMARY RISK CONSIDERATIONs at page 18 for a detailed discussion of the Fund's risks.

MAKING  THE  (INVESTMENT)  GRADE

A number of independent rating services assess a bond's creditworthiness and its issuer's financial strength according to objective statistical measures. Two of the most widely known are Moody's Investors Service and Standard & Poor's Corp. The chart below shows how their investment-grade and below-investment-grade ratings stack up:

                                 STANDARD
                        MOODY'S  & POOR'S
-----------------------------------------

INVESTMENT GRADE . . .  Aaa      AAA
                        Aa       AA
                        A        A
                        Baa      BBB
-----------------------------------------
BELOW INVESTMENT GRADE  Ba       BB
                        B        B
                        Caa      CCC
                        Ca       CC
                                 C
-----------------------------------------

HOW  HAS  THE  FUND  PERFORMED?

The chart and table below give an indication of the Fund's risks and performance. The chart shows you how the performance of the Fund's Class A shares has varied from year to year. The table compares the Fund's performance over time to that of a broad measure of market performance. When you consider this information, please remember that the Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

                            YEAR-BY-YEAR TOTAL RETURN
                            (as of 12/31/02)-Class A*

                 6.56%     9.03%     -10.74%     4.78%     1.85%

                  1998     1999        2000      2001      2002

                      BEST QUARTER:      Q4 2002     12.48%
                      WORST QUARTER:     Q4 2000     -7.11%

* Class A total return is shown without the applicable sales load.If the sales load were included, total return would have been lower.

AVERAGE  ANNUAL  TOTAL  RETURN
(as  of  12/31/02)

                                                  One     Five     Since
                                                  Year   Years   Inception
---------------------------------------------------------------------------

Class A Return Before Taxes (Inception 1/2/98).  -3.97%   0.85%       0.85%
Class A Return After Taxes on Distributions . . -7.95% -2.62% -2.62% Class A Return After Taxes on
Distributions and Sale of Fund Shares . . . . .  -2.56%  -0.99%      -0.99%
Merrill Lynch High Yield Master II Index
(Since 1/2/98). . . . . . . . . . . . . . . . .  -1.90%   0.53%       0.53%
Class B Return Before Taxes (Inception 2/19/98)  -3.07%    n/a        0.33%
Class C Return Before Taxes (Inception 2/19/98)  -0.46%    n/a        0.36%
Class Y Return Before Taxes (Inception 3/2/98)    2.64%    n/a        1.56%

* Class A and Class C share performance reflects the deduction of each class's respective maximum sales load. Class B share performance reflects the deduction of the maximum contingent-deferred sales load. Class Y shares are sold without a sales load.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and C will vary.

                                       15
--------------------------------------------------------------------------------

CONSECO  FIXED  INCOME  FUND

The Conseco Fixed Income Fund offers investors a strong complement to traditional investment vehicles like certificates of deposits (CDs) or money market funds. The Fund may provide a way to earn income from a portfolio of bonds and other fixed-income securities. Unlike traditional savings accounts, the principal value of an investment in the Fund will fluctuate. The Fund is not insured by the Federal Deposit Insurance Corporation.

GRAPHIC  OMMITTED

IN  PLAIN  ENGLISH:  DEFINING  TERMS

Investing consistent with the PRESERVATION OF THE CAPITAL INVESTMENT means the safety of the money invested in the fund is a primary consideration. The Adviser will not place the money in stocks or bonds that it feels have a likelihood of loss compared to other investments it might consider, even though they also have a strong likelihood of outstanding gains. That equation carries too much risk.

INVESTMENT  OBJECTIVE

The Fund seeks to provide the highest level of income as is consistent with the PRESERVATION OF THE CAPITAL INVESTMENT.

ADVISER'S  STRATEGY

The Fund will invest at least 80% of its assets in investment-grade securities.

CCM, the Adviser, actively manages the portfolio to generate income, reduce risk and preserve or enhance total return.

Adhering to strict guidelines on when to buy and sell securities, the Adviser seeks to achieve the Fund's objective by:

-    Purchasing securities it believes are priced below their true value

-    Selling securities it believes are priced at or above their true value

To select securities, the Adviser evaluates security issuers and the securities themselves through independent, "bottom-up" fundamental credit and market analysis. The Fund may invest in debt securities issued by:

-    Public and private U.S. companies

- Foreign companies (the Fund makes these investments primarily in the form of Yankee bonds-bonds payable in U.S. dollars that are issued in the United States by foreign banks and corporations)

- The U.S. government and its agencies, such as the Federal Home Loan Bank ("Freddie Mac") and the Student Loan Marketing Association ("Sallie Mae")

- State and local governments issuing taxable municipal securities (interest on municipal bonds is often exempt from federal income tax; the Fund typically invests in bonds that are not tax exempt)

-    Foreign governments, their agencies and instrumentalities

The  Fund  may  also  invest  in:

- Mortgage-backed debt securities (investments that pay bondholders from the principal and interest received from residential mortgages)

- Asset-backed debt securities (bonds or similar investments that pay bondholders from the principal and interest on debt owed to banks, credit card companies and other lenders)

- Restricted securities (securities not registered with the SEC). Though they may be hard to sell, CCM primarily buys restricted securities that in our opinion will be easy to sell.

In  addition,  the  Fund  may  invest  up  to  15%  of  its  assets  in:

- Common and preferred stock (common stock has no stated dividend payment but gives the shareholder the right to vote on corporate policy; preferred stock generally has no voting rights but does have a stated dividend payment).

                                       16
--------------------------------------------------------------------------------

- Convertible securities (bonds, debentures, notes or preferred stock) that an owner has the option to exchange for common stock at a prestated price

- Debt securities (bonds and similar investments) carrying warrants to purchase equity securities (contracts allowing purchase of a specific amount of common stock at a prestated price)

Up to 20% of Fund assets may be invested in below-investment-grade securities (those rated Ba1/BB+ or lower by Moody's/Standard & Poor's), commonly known as high-yield or "junk" bonds, which tend to fluctuate in price to a greater extent than investment-grade debt securities.

While the Fund may purchase debt securities of any maturity (the date when issuers must repay the bond's principal), CCM anticipates that the average life of the portfolio (the maturities of all bonds in the portfolio averaged together) will range between 7 and 15 years. This average may, however, be shorter or longer depending on market conditions.

For defensive purposes and pending investment of money received for share purchases, the Fund may temporarily depart from its investment objective and invest without limitation in cash or money market instruments. This could help the Fund avoid losses but may mean lost opportunities.

PRIMARY  RISKS

-    CREDIT RISK

-    INTEREST  RATE  RISK

-    MARKET  RISK

-    PREPAYMENT  RISK

-    RESTRICTED  SECURITIES  RISK

-    MUNICIPAL  MARKET  RISK

-    FOREIGN  RISK

See PRIMARY RISK CONSIDERATIONs at page 18 for a detailed discussion of the Fund's risks.

Making  the  (investment)  grade

A number of independent rating services assess a bond's creditworthiness and its issuer's financial strength according to objective statistical measures. Two of the most widely known are Moody's Investors Service and Standard & Poor's Corp. The chart below shows how their investment-grade and below-investment-grade ratings stack up:

                                 STANDARD
                        MOODY'S  & POOR'S
-----------------------------------------

INVESTMENT GRADE . . .  Aaa      AAA
                        Aa       AA
                        A        A
                        Baa      BBB
-----------------------------------------
BELOW INVESTMENT GRADE  Ba       BB
                        B        B
                        Caa      CCC
                        Ca       CC
                                 C

HOW  HAS  THE  FUND  PERFORMED?

The chart and table below give an indication of the Fund's risk and performance. The chart shows you how the performance of the Fund's Class A shares has varied from year to year. The table compares the Fund's performance over time to that of a broad measure of market performance. When you consider this information, please remember that the Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

                            YEAR-BY-YEAR TOTAL RETURN
                            (as of 12/31/02)-Class A*

            8.66%     7.57%     -0.27%     10.30%     8.66%     5.11%

             1997     1998       1999       2000      2001      2002

                       BEST QUARTER:       Q4 2002      3.65%
                       WORST QUARTER:      Q2 1999     -1.32%

* Class A total return is shown without the applicable sales load. If the sales load were included, total return would have been lower.

AVERAGE  ANNUAL  TOTAL  RETURN
(as  of  12/31/02)


                                                   ONE     FIVE     SINCE
                                                   YEAR   YEARS   INCEPTION
----------------------------------------------------------------------------

Class A Return Before Taxes (Inception 1/2/97) .  -0.11%   5.13%       5.70%
Class A Return After Taxes on Distributions. . .  -2.35%   2.61%       3.11%
Class A Return After Taxes on
Distributions and Sale of Fund Shares. . . . . .  -0.12%   2.81%       3.23%
Lehman Bros. Aggregate Bond Index (Since 1/2/97)  10.26%   7.54%       7.89%
Class B Return Before Taxes (Inception 3/20/98).  -0.32%    n/a        5.26%
Class C Return Before Taxes (Inception 3/05/98).   2.69%    n/a        5.66%
Class Y Return Before Taxes (Inception 1/2/97) .   5.75%   6.86%       7.24%

     Class A and Class C share performance reflects the deduction of each class's respective maximum sales load. Class B share performance reflects the deduction of the maximum contingent-deferred sales load. Class Y shares are sold without a sales load.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and C will vary.

                                       17
--------------------------------------------------------------------------------

PRIMARY  RISK  CONSIDERATIONS

Any mutual fund investment is subject to risk and may decline in value. YOU COULD LOSE PART OR EVEN ALL OF THE MONEY YOU INVEST. The extent to which any Conseco Fund Group mutual fund faces the risks listed below depends on:

-    Its investment objective

-    Its  ability  to  achieve  its  objective

-    The  markets  in  which  it  invests

-    The  investments  it  makes  in  those  markets

-    General  economic  conditions

-    Whether  the  fund  is  diversified  or  non-diversified

CREDIT  RISK

The issuer of a security, or one of the parties to a contract, may default or otherwise be unable to honor a financial obligation. SECURITIES RATED BELOW INVESTMENT GRADE ARE ESPECIALLY SUSCEPTIBLE TO THIS RISK.

FOREIGN  RISK

Investment gains in foreign securities may be subject to higher taxes, and foreign currencies may lose value relative to the U.S. dollar. That would reduce the value of both the gains and the investment itself for American investors. Changes in foreign countries' economic policies and their relations with the United States may also pose risks.

DEVELOPING  MARKET  RISK

Generally, the risks of foreign investing are greater in developing markets. Investors in developing markets face a greater likelihood of political and economic instability, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital. They may also have to cope with changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of their assets.

GROWTH  STOCK  RISK

Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. While the prices of any type of stock may rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks. The fund's performance may also suffer if certain stocks do not perform as the portfolio manager expected. To the extent that the portfolio manager sells stocks before they reach their market peak, the fund may miss out on opportunities for higher performance.

INTEREST  RATE  RISK

Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed-income securities to fall, while a decline in interest rates may produce an increase in market value. Because of this risk, a fund that invests in fixed-income securities is subject to risk even if all the fixed-income securities in that fund's portfolio are paid in full at maturity. Changes in interest rates will affect the value of longer-term fixed-income securities more than shorter-term securities.

LEVERAGE  RISK

Borrowing, or some derivative investments, such as forward commitment transactions, may multiply smaller market movements into large changes in value.

LIQUIDITY  AND  VALUATION  RISKS

Securities that were liquid when purchased by a fund may become temporarily hard to value and difficult or impossible to sell, especially in declining markets.

MARKET  RISK

The market value of a fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy or may affect the market as a whole.

MARKET  SEGMENT  RISK

The market value of a fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy or may affect the market as a whole. The risk that investments concentrated in one portion of the market (eg. large capitalization stocks or short-term government bonds) will underperform the overall market.

                                       18
--------------------------------------------------------------------------------

MUNICIPAL  MARKET  RISK

Factors unique to the municipal bond market may negatively affect the value of the fund's investment in municipal bonds. These factors include political or legislative changes, uncertainties related to the tax status of the securities and the rights of investors in the securities. The fund may invest in a group of municipal obligations that are related in such a way that an economic, business or political development affecting one would also affect the others.

NON-DIVERSIFICATION  RISK

If a fund has most of its investments in a few securities, its performance will be more susceptible to factors adversely affecting the issuers of those securities than would the performance of a more diversified portfolio.

PREPAYMENT  RISK

Issuers may prepay fixed-rate bonds when interest rates fall, forcing the fund to reinvest in obligations with lower interest rates than the original bonds.

RESTRICTED  SECURITIES  RISK

A buyer for restricted securities may be difficult to come by and their selling price will be less than originally anticipated because they may only be sold in privately negotiated transactions.

SCIENCE  &  TECHNOLOGY  MARKET  RISK

Companies in the rapidly changing fields of science and technology often face unusually high price volatility, both in terms of gains and losses. The potential for wide variation in performance is based on the special risks common to the stocks of these companies. In the science and technology market, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly.

SMALL-  AND  MEDIUM-SIZE  COMPANY  RISK

Investments in smaller companies may be more volatile than investments in larger companies. Smaller companies generally experience higher growth rates and higher failure rates than do larger companies. The trading volume of smaller-company stocks is normally lower than that of larger-company stocks. Short-term changes in the market for small-company stocks generally have a disproportionate effect on their price, tending to make them rise more in response to buying demand and fall more in response to selling pressure.

VALUE  STOCK  RISK

The determination that a stock is undervalued is subjective; the market may not agree, and the stock price may not rise to what the Adviser believes is its full value. The stock price may even decrease in value.

VOLATILITY  RISK

The risk that performance will be affected by unanticipated events (eg., significant earnings shortfalls or gains, war, or political events) that cause major price changes in individual securities or market sectors.

PLEASE NOTE THAT THERE ARE OTHER CIRCUMSTANCES NOT DESCRIBED HERE WHICH COULD ADVERSELY AFFECT YOUR INVESTMENT AND POTENTIALLY PREVENT A FUND FROM ACHIEVING ITS OBJECTIVES.

                                       19
--------------------------------------------------------------------------------

FEES  AND  EXPENSES

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Funds. These expenses are deducted from the Funds' assets.

CONSECO  SCIENCE  &  TECHNOLOGY  FUND


SHAREHOLDER FEES (fees paid directly from your investment)

                                                            CLASS A   CLASS B   CLASS C   CLASS Y
------------------------------------------------------------------------------------------------ -

MAXIMUM UP-FRONT SALES CHARGE ON PURCHASES . . . . . . . .     5.75%      None     1.00%      None
-------------------------------------------------------------------------------------------- -----
MAXIMUM DEFERRED SALES CHARGE. . . . . . . . . . . . . . .      None  5.00%(a)  1.00%(b)      None

ANNUAL OPERATING EXPENSES

                                                            CLASS A   CLASS B   CLASS C   CLASS Y
-------------------------------------------------------------------------------------------- -----
MANAGEMENT AND ADMINISTRATIVE FEES . . . . . . . . . . . .     1.20%     1.20%     1.20%     1.20%
------------------------------------------------------------------------------------------ -------
PLUS DISTRIBUTION (12B-1) FEES . . . . . . . . . . . . . .     0.50%     1.00%     1.00%      None
------------------------------------------------------------------------------------------ -------
PLUS OTHER EXPENSES. . . . . . . . . . . . . . . . . . . .     0.68%     0.68%     0.68%     0.68%
------------------------------------------------------------------------------------------- ------
EQUALS TOTAL ANNUAL FUND OPERATING EXPENSES. . . . . . . .     2.38%     2.88%     2.88%     1.88%
----------------------------------------------------------------------------------------- --------
LESS FEE WAIVER AND/OR EXPENSE REIMBURSEMENT(C). . . . . .   (0.63%)   (0.63%)   (0.63%)   (0.63%)
-------------------------------------------------------------------------------------------- -----
EQUALS NET EXPENSES. . . . . . . . . . . . . . . . . . . .     1.75%     2.25%     2.25%     1.25%

CONSECO 20 FUND

SHAREHOLDER FEES (fees paid directly from your investment)

                                                            CLASS A   CLASS B   CLASS C   CLASS Y
-------------------------------------------------------------------------------------------- -----
MAXIMUM UP-FRONT SALES CHARGE ON PURCHASES . . . . . . . .     5.75%      None     1.00%      None
-------------------------------------------------------------------------------------------- -----
MAXIMUM DEFERRED SALES CHARGE. . . . . . . . . . . . . . .      None  5.00%(a)  1.00%(b)      None

ANNUAL OPERATING EXPENSES

                                                            CLASS A   CLASS B   CLASS C   CLASS Y
-------------------------------------------------------------------------------------------- -----
MANAGEMENT AND ADMINISTRATIVE FEES . . . . . . . . . . . .     0.90%     0.90%     0.90%     0.90%
-------------------------------------------------------------------------------------------- -----
PLUS DISTRIBUTION (12B-1) FEES . . . . . . . . . . . . . .     0.50%     1.00%     1.00%      None
-------------------------------------------------------------------------------------------- -----
PLUS OTHER EXPENSES. . . . . . . . . . . . . . . . . . . .     0.42%     0.42%     0.42%     0.42%
-------------------------------------------------------------------------------------------- -----
EQUALS TOTAL ANNUAL FUND OPERATING EXPENSES. . . . . . . .     1.82%     2.32%     2.32%     1.32%
-------------------------------------------------------------------------------------------- -----
LESS FEE WAIVER AND/OR EXPENSE REIMBURSEMENT(C). . . . . .   (0.07%)   (0.07%)   (0.07%)   (0.07%)
-------------------------------------------------------------------------------------------- -----
EQUALS NET EXPENSES. . . . . . . . . . . . . . . . . . . .     1.75%     2.25%     2.25%     1.25%

The Funds do not charge any fees for reinvesting dividends, redeeming or exchanging fund shares.

(a) The maximum 5.00% contingent-deferred sales charge applies to sale of Class B shares during the first year after purchase. The charge declines annually, reaching zero after six years.
(b) The 1.00% contingent-deferred sales charge applies only if an investor sells Class C shares within one year after purchase.
(c) The Adviser and Administrator have contractually agreed to waive a portion of their fees and/or pay a portion of the Fund's expenses through 4/30/04 to ensure that total annual operating expenses do not exceed the Net Expenses listed in the Annual Operating Expenses table. This arrangement does not cover interest, taxes, brokerage commissions or extraordinary expenses. They may recover any money waived under the contract provisions, to the extent that actual fees and expenses are less than the expense limitation, for a period of three years after the date of the waiver.

                                       20
--------------------------------------------------------------------------------

CONSECO  EQUITY  FUND

SHAREHOLDER  FEES  (fees  paid  directly  from  your  investment)


                                                            CLASS A   CLASS B   CLASS C   CLASS Y
--------------------------------------------------------------------------------------------------

MAXIMUM UP-FRONT SALES CHARGE ON PURCHASES . . . . . . . .     5.75%      None     1.00%      None
--------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE. . . . . . . . . . . . . . .      None  5.00%(a)   1.00%(b)     None

ANNUAL OPERATING EXPENSES(C)

                                                            CLASS A   CLASS B   CLASS C   CLASS Y
--------------------------------------------------------------------------------------------------
MANAGEMENT AND ADMINISTRATIVE FEES . . . . . . . . . . . .     0.90%     0.90%     0.90%     0.90%
--------------------------------------------------------------------------------------------------
PLUS DISTRIBUTION (12B-1) FEES . . . . . . . . . . . . . .     0.50%     1.00%     1.00%      None
--------------------------------------------------------------------------------------------------
PLUS OTHER EXPENSES. . . . . . . . . . . . . . . . . . . .     0.19%     0.19%     0.19%     0.19%
--------------------------------------------------------------------------------------------------
EQUALS TOTAL ANNUAL FUND OPERATING EXPENSES. . . . . . . .     1.59%     2.09%     2.09%     1.09%
--------------------------------------------------------------------------------------------------
LESS FEE WAIVER AND/OR EXPENSE REIMBURSEMENT(C). . . . . .   (0.09%)   (0.09%)   (0.09%)   (0.09%)
--------------------------------------------------------------------------------------------------
EQUALS NET EXPENSES. . . . . . . . . . . . . . . . . . . .     1.50%     2.00%     2.00%     1.00%

CONSECO LARGE-CAP FUND

SHAREHOLDER FEES (fees paid directly from your investment)

                                                            CLASS A   CLASS B   CLASS C   CLASS Y
--------------------------------------------------------------------------------------------------
MAXIMUM UP-FRONT SALES CHARGE ON PURCHASES . . . . . . . .     5.75%      None     1.00%      None
--------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE. . . . . . . . . . . . . . .      None  5.00%(a)  1.00%(b)      None

ANNUAL OPERATING EXPENSES

                                                            CLASS A   CLASS B   CLASS C   CLASS Y
--------------------------------------------------------------------------------------------------
MANAGEMENT AND ADMINISTRATIVE FEES . . . . . . . . . . . .     0.90%     0.90%     0.90%     0.90%
--------------------------------------------------------------------------------------------------
PLUS DISTRIBUTION (12B-1) FEES . . . . . . . . . . . . . .     0.50%     1.00%     1.00%      None
--------------------------------------------------------------------------------------------------
PLUS OTHER EXPENSES. . . . . . . . . . . . . . . . . . . .     0.70%     0.70%     0.70%     0.70%
--------------------------------------------------------------------------------------------------
EQUALS TOTAL ANNUAL FUND OPERATING EXPENSES. . . . . . . .     2.10%     2.60%     2.60%     1.60%
--------------------------------------------------------------------------------------------------
LESS FEE WAIVER AND/OR EXPENSE REIMBURSEMENT(C). . . . . .   (0.60%)   (0.60%)   (0.60%)   (0.60%)
--------------------------------------------------------------------------------------------------
EQUALS NET EXPENSES. . . . . . . . . . . . . . . . . . . .     1.50%     2.00%     2.00%     1.00%

The Funds do not charge any fees for reinvesting dividends, redeeming or exchanging fund shares.

(a) The maximum 5.00% contingent-deferred sales charge applies to sale of Class B shares during the first year after purchase. The charge declines annually, reaching zero after six years.
(b) The 1.00% contingent-deferred sales charge applies only if an investor sells Class C shares within one year after purchase.
(c) The Adviser and Administrator have contractually agreed to waive a portion of their fees and/or pay a portion of the Fund's expenses through 4/30/04 to ensure that total annual operating expenses do not exceed the Net Expenses listed in the Annual Operating Expenses table. This arrangement does not cover interest, taxes, brokerage commissions or extraordinary expenses. They may recover any money waived under the contract provisions, to the extent that actual fees and expenses are less than the expense limitation, for a period of three years after the date of the waiver.

                                       21
--------------------------------------------------------------------------------

CONSECO  BALANCED  FUND

SHAREHOLDER  FEES  (fees  paid  directly  from  your  investment)

                                                            CLASS A   CLASS B   CLASS C   CLASS Y
--------------------------------------------------------------------------------------------------
MAXIMUM UP-FRONT SALES CHARGE ON PURCHASES . . . . . . . .     5.75%      None     1.00%     None
----------------------------------------------------------------------------------------- --------
MAXIMUM DEFERRED SALES CHARGE. . . . . . . . . . . . . . .      None     5.00%(a)  1.00%(b)  None

ANNUAL OPERATING EXPENSES

                                                            CLASS A   CLASS B   CLASS C   CLASS Y
--------------------------------------------------------------------------------------------------
MANAGEMENT AND ADMINISTRATIVE FEES . . . . . . . . . . . .     0.90%     0.90%     0.90%     0.90%
--------------------------------------------------------------------------------------------- ----
PLUS DISTRIBUTION (12B-1) FEES . . . . . . . . . . . . . .     0.50%     1.00%     1.00%      None
------------------------------------------------------ -------------------------------------------
PLUS OTHER EXPENSES. . . . . . . . . . . . . . . . . . . .     0.28%     0.28%     0.28%     0.28%
------------------------------------------------------ -------------------------------------------
EQUALS TOTAL ANNUAL FUND OPERATING EXPENSES. . . . . . . .     1.68%     2.18%     2.18%     1.18%
------------------------------------------------------ -------------------------------------------
LESS FEE WAIVER AND/OR EXPENSE REIMBURSEMENT(C). . . . . .   (0.18%)   (0.18%)   (0.18%)   (0.18%)
------------------------------------------------------ -------------------------------------------
EQUALS NET EXPENSES. . . . . . . . . . . . . . . . . . . .     1.50%     2.00%     2.00%     1.00%

CONSECO CONVERTIBLE SECURITIES FUND

SHAREHOLDER FEES (fees paid directly from your investment)

                                                            CLASS A   CLASS B   CLASS C   CLASS Y
--------------------------------------------------------------------------------------------------
MAXIMUM UP-FRONT SALES CHARGE ON PURCHASES . . . . . . . .     5.75%     None     1.00%       None
--------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE. . . . . . . . . . . . . . .      None     5.00%(a) 1.00%(b)    None

ANNUAL OPERATING EXPENSES

                                                            CLASS A   CLASS B   CLASS C   CLASS Y
--------------------------------------------------------------------------------------------------
MANAGEMENT AND ADMINISTRATIVE FEES . . . . . . . . . . . .     1.05%     1.05%     1.05%     1.05%
--------------------------------------------------------------------------------------------------
PLUS DISTRIBUTION (12B-1) FEES . . . . . . . . . . . . . .     0.50%     1.00%     1.00%      None
--------------------------------------------------------------------------------------------------
PLUS OTHER EXPENSES. . . . . . . . . . . . . . . . . . . .     0.43%     0.43%     0.43%     0.43%
--------------------------------------------------------------------------------------------------
EQUALS TOTAL ANNUAL FUND OPERATING EXPENSES. . . . . . . .     1.98%     2.48%     2.48%     1.48%
--------------------------------------------------------------------------------------------------
LESS FEE WAIVER AND/OR EXPENSE REIMBURSEMENT(C). . . . . .   (0.43%)   (0.43%)   (0.43%)   (0.43%)
--------------------------------------------------------------------------------------------------
EQUALS NET EXPENSES. . . . . . . . . . . . . . . . . . . .     1.55%     2.05%     2.05%     1.05%

The Funds do not charge any fees for reinvesting dividends, redeeming or exchanging fund shares.

(a) The maximum 5.00% contingent-deferred sales charge applies to sale of Class B shares during the first year after purchase. The charge declines annually, reaching zero after six years.
(b) The 1.00% contingent-deferred sales charge applies only if an investor sells Class C shares within one year after purchase.
(c) The Adviser and Administrator have contractually agreed to waive a portion of their fees and/or pay a portion of the Fund's expenses through 4/30/04 to ensure that total annual operating expenses do not exceed the Net Expenses listed in the Annual Operating Expenses table. This arrangement does not cover interest, taxes, brokerage commissions or extraordinary expenses. They may recover any money waived under the contract provisions, to the extent that actual fees and expenses are less than the expense limitation, for a period of three years after the date of the waiver.

                                       22
--------------------------------------------------------------------------------

CONSECO  HIGH  YIELD  FUND

SHAREHOLDER  FEES  (fees  paid  directly  from  your  investment)

                                                            CLASS A   CLASS B   CLASS C   CLASS Y
--------------------------------------------------------------------------------------------------
MAXIMUM UP-FRONT SALES CHARGE ON PURCHASES . . . . . . . .     5.75%      None    1.00%       None
--------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE. . . . . . . . . . . . . . .      None   5.00%(a) 1.00%(b)      None

ANNUAL OPERATING EXPENSES

                                                            CLASS A   CLASS B   CLASS C   CLASS Y
--------------------------------------------------------------------------------------------------
MANAGEMENT AND ADMINISTRATIVE FEES . . . . . . . . . . . .     0.90%     0.90%     0.90%     0.90%
--------------------------------------------------------------------------------------------------
PLUS DISTRIBUTION (12B-1) FEES . . . . . . . . . . . . . .     0.50%     1.00%     1.00%      None
--------------------------------------------------------------------------------------------------
PLUS OTHER EXPENSES. . . . . . . . . . . . . . . . . . . .     0.21%     0.21%     0.21%     0.21%
--------------------------------------------------------------------------------------------------
EQUALS TOTAL ANNUAL FUND OPERATING EXPENSES. . . . . . . .     1.61%     2.11%     2.11%     1.11%
--------------------------------------------------------------------------------------------------
LESS FEE WAIVER AND/OR EXPENSE REIMBURSEMENT(C). . . . . .   (0.21%)   (0.21%)   (0.21%)   (0.21%)
--------------------------------------------------------------------------------------------------
EQUALS NET EXPENSES. . . . . . . . . . . . . . . . . . . .     1.40%     1.90%     1.90%     0.90%

CONSECO FIXED INCOME FUND

SHAREHOLDER FEES (fees paid directly from your investment)

                                                            Class A   Class B   Class C   Class Y
--------------------------------------------------------------------------------------------------
MAXIMUM UP-FRONT SALES CHARGE ON PURCHASES . . . . . . . .     5.00%      None     1.00%      None
--------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE. . . . . . . . . . . . . . .      None  5.00%(a)  1.00%(b)      None

ANNUAL OPERATING EXPENSES

                                                            CLASS A   CLASS B   CLASS C   CLASS Y
--------------------------------------------------------------------------------------------------
MANAGEMENT AND ADMINISTRATIVE FEES . . . . . . . . . . . .     0.65%     0.65%     0.65%     0.65%
--------------------------------------------------------------------------------------------------
PLUS DISTRIBUTION (12b-1) fees . . . . . . . . . . . . . .     0.50%     1.00%     1.00%      None
--------------------------------------------------------------------------------------------------
PLUS OTHER EXPENSES. . . . . . . . . . . . . . . . . . . .     0.17%     0.17%     0.17%     0.17%
--------------------------------------------------------------------------------------------------
EQUALS TOTAL ANNUAL FUND OPERATING EXPENSES. . . . . . . .     1.32%     1.82%     1.82%     0.82%
--------------------------------------------------------------------------------------------------
LESS FEE WAIVER AND/OR EXPENSE REIMBURSEMENT(C). . . . . .   (0.22%)   (0.22%)   (0.22%)   (0.22%)
--------------------------------------------------------------------------------------------------
EQUALS NET EXPENSES. . . . . . . . . . . . . . . . . . . .     1.10%     1.60%     1.60%     0.60%

The Funds do not charge any fees for reinvesting dividends, redeeming or exchanging fund shares.

(a) The maximum 5.00% contingent-deferred sales charge applies to sale of Class B shares during the first year after purchase. The charge declines annually, reaching zero after six years.
(b) The 1.00% contingent-deferred sales charge applies only if an investor sells Class C shares within one year after purchase.
(c) The Adviser and Administrator have contractually agreed to waive a portion of their fees and/or pay a portion of the Fund's expenses through 4/30/04 to ensure that total annual operating expenses do not exceed the Net Expenses listed in the Annual Operating Expenses table. This arrangement does not cover interest, taxes, brokerage commissions or extraordinary expenses. They may recover any money waived under the contract provisions, to the extent that actual fees and expenses are less than the expense limitation, for a period of three years after the date of the waiver.

                                       23
--------------------------------------------------------------------------------

EXPENSE  EXAMPLES

These examples will help you compare the cost of investing in the Conseco Fund Group Funds to the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a fund for the time periods indicated and then sell all your shares at the end of each period. The examples also assume that your investment has a 5.00% return each year and that the Funds' operating expenses remain the same. Although your actual costs and the return on your investment may be higher or lower, based on these assumptions your costs would be:


CLASS A SHARES                1 YEAR   *3 YEARS*   *5 YEARS*   *10 YEARS*
--------------------------------------------------------------------------
CONSECO SCIENCE & TECHNOLOGY  $   743  $     1218  $     1719  $      3090
--------------------------------------------------------------------------
CONSECO 20 . . . . . . . . .  $   743  $     1108  $     1497  $      2584
--------------------------------------------------------------------------
CONSECO EQUITY . . . . . . .  $   719  $     1040  $     1383  $      2348
--------------------------------------------------------------------------
CONSECO LARGE-CAP. . . . . .  $   719  $     1141  $     1587  $      2822
--------------------------------------------------------------------------
CONSECO BALANCED . . . . . .  $   719  $     1058  $     1419  $      2434
--------------------------------------------------------------------------
CONSECO CONVERTIBLE. . . . .  $   724  $     1121  $     1544  $      2716
--------------------------------------------------------------------------
CONSECO HIGH YIELD . . . . .  $   709  $     1034  $     1382  $      2360
--------------------------------------------------------------------------
CONSECO FIXED INCOME . . . .  $   607  $      877  $     1167  $      1992

CLASS B SHARES . . . . . . .   1 YEAR   *3 YEARS*   *5 YEARS*   *10 YEARS*
--------------------------------------------------------------------------
CONSECO SCIENCE & TECHNOLOGY  $   728  $     1133  $     1663  $      3050
--------------------------------------------------------------------------
CONSECO 20 . . . . . . . . .  $   728  $     1018  $     1434  $      2533
--------------------------------------------------------------------------
CONSECO EQUITY . . . . . . .  $   703  $      946  $     1315  $      2293
--------------------------------------------------------------------------
CONSECO LARGE-CAP. . . . . .  $   703  $     1052  $     1527  $      2776
--------------------------------------------------------------------------
CONSECO BALANCED . . . . . .  $   703  $      965  $     1353  $      2380
--------------------------------------------------------------------------
CONSECO CONVERTIBLE. . . . .  $   708  $     1032  $     1482  $      2668
--------------------------------------------------------------------------
CONSECO HIGH YIELD . . . . .  $   693  $      941  $     1315  $      2304
--------------------------------------------------------------------------
CONSECO FIXED INCOME . . . .  $   663  $      851  $     1165  $      1994

- The examples for 3, 5 and 10 years do not take into account the expense waiver/reimbursement described above. Under the reimbursement arrangement, your cost for the 3, 5 and 10 year periods would be lower.

                                       24
--------------------------------------------------------------------------------


CLASS C SHARES                1 YEAR   *3 YEARS*   *5 YEARS*   *10 YEARS*
--------------------------------------------------------------------------
CONSECO SCIENCE & TECHNOLOGY  $   426  $      924  $     1548  $      3228
--------------------------------------------------------------------------
CONSECO 20 . . . . . . . . .  $   426  $      811  $     1322  $      2724
--------------------------------------------------------------------------
CONSECO EQUITY . . . . . . .  $   401  $      740  $     1204  $      2490
--------------------------------------------------------------------------
CONSECO LARGE-CAP. . . . . .  $   401  $      844  $     1413  $      2961
--------------------------------------------------------------------------
CONSECO BALANCED . . . . . .  $   401  $      758  $     1242  $      2574
--------------------------------------------------------------------------
CONSECO CONVERTIBLE. . . . .  $   406  $      824  $     1369  $      2856
--------------------------------------------------------------------------
CONSECO HIGH YIELD . . . . .  $   391  $      734  $     1204  $      2501
--------------------------------------------------------------------------
CONSECO FIXED INCOME . . . .  $   361  $      646  $     1055  $      2198

CLASS Y SHARES . . . . . . .   1 YEAR   *3 YEARS*   *5 YEARS*   *10 YEARS*
--------------------------------------------------------------------------
CONSECO SCIENCE & TECHNOLOGY  $   127  $      530  $      958  $      2150
--------------------------------------------------------------------------
CONSECO 20 . . . . . . . . .  $   127  $      411  $      717  $      1584
--------------------------------------------------------------------------
CONSECO EQUITY . . . . . . .  $   102  $      338  $      592  $      1321
--------------------------------------------------------------------------
CONSECO LARGE-CAP. . . . . .  $   102  $      446  $      814  $      1849
--------------------------------------------------------------------------
CONSECO BALANCED . . . . . .  $   102  $      357  $      632  $      1416
--------------------------------------------------------------------------
CONSECO CONVERTIBLE. . . . .  $   107  $      426  $      767  $      1732
--------------------------------------------------------------------------
CONSECO HIGH YIELD . . . . .  $    92  $      332  $      591  $      1333
--------------------------------------------------------------------------
CONSECO FIXED INCOME . . . .  $    61  $      240  $      433  $       993

- The examples for 3, 5 and 10 years do not take into account the expense waiver/reimbursement described above. Under the reimbursement arrangement, your cost for the 3, 5 and 10 year periods would be lower.

                                       25
--------------------------------------------------------------------------------

MANAGEMENT  OF  THE  FUNDS

INVESTMENT  ADVISER
AND  SUB-ADVISERS

Conseco Capital Management, Inc. (the "Adviser" or "CCM"), a registered investment adviser located at 11825 N. Pennsylvania Avenue, Carmel, Indiana 46032, is a wholly-owned subsidiary of Conseco, Inc., a publicly held financial services company (OTCBB:CNCEQ) that provides investment, lending and insurance products to more than 12 million customers. On December 18, 2002, Conseco, Inc. and its non-operating holding companies filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code. Conseco Capital Management and Conseco Fund Group are separate legal entities and are not included in the bankruptcy filing. CCM will continue to operate in the ordinary course of business as the investment adviser of Conseco Fund Group. CCM manages investments for Conseco, Inc. and other affiliated mutual funds, as well as endowments, corporate and government pension funds, Taft-Hartley pension funds, hospitals, insurance companies, religious organizations and high net worth individuals. As of Dec. 31, 2002, CCM managed more than $27 billion.

The Funds have received an exemptive order from the SEC ("Manager of Managers Order") that permits the Adviser, subject to certain conditions, to enter into Sub-advisory Agreements with sub-advisers approved by the Trustees, but without the requirement of shareholder approval. Pursuant to the terms of the Manager of Managers Order, the Adviser is able, subject to the approval of the Trustees, but without shareholder approval, to employ new sub-advisers for new or existing funds, change the terms of particular Sub-advisory Agreements or continue the employment of existing sub-advisers after events occur that would otherwise cause the automatic termination of the Agreements under the 1940 Act. However, the Adviser may not enter into a sub-advisory agreement with an "affiliated person" of the Adviser (as that term is defined in Section 2(a) (3) of the 1940
Act) ("Affiliated Sub-Adviser"), unless the sub-advisory agreement with the Afiliated Sub-Adviser, including compensation thereunder, is approved by the affected fund's shareholders, including, in instances in which the sub-advisory agreement pertains to a newly formed fund, the fund's initial shareholder. Although shareholder approval would not be required for the termination of Sub-advisory Agreements, shareholders of a fund would continue to have the right to terminate such agreements for a fund at any time by a vote of a majority of outstanding voting securities of a fund.

Chicago Equity Partners, LLC ("CEP"), located at 180 N. LaSalle Street, Suite 3800, Chicago, Illinois 60601, is the sub-adviser for the Conseco Equity Fund, Conseco Large-Cap Fund and the equity portion of the Conseco Balanced Fund. CEP is a leading investment management firm with approximately $4.6 billion in assets under management as of December 31, 2002. CCM, not the sub-advised funds, pays CEP 0.30% of average daily net assets as compensation for these services.

Oak Associates, ltd. ("Oak"), located at 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333, is the sub-adviser for the Conseco Science & Technology Fund and the Conseco 20 Fund. Oak is a leading investment management firm with approximately $8.0 billion in assets under management as of December 31, 2002. CCM, not the sub-advised funds, pays Oak 0.30% of average daily net assets as compensation for these services.

PORTFOLIO  MANAGERS  OF  THE  CONSECO  FUND  GROUP


FUND MANAGER                     PROFESSIONAL EXPERIENCE             FUNDS
------------------------------------------------------------------------------------------
ROBERT L. COOK, CFA,. .  - Director of CCM's research department.  - Conseco High
(WITH CCM SINCE 1994) .  - Co-manages approximately $300 million     Yield Fund
Director of Research, .    in high yield total return portfolios   - Conseco Convertible
Senior Vice President,   - Portfolio manager for other affiliated    Securities Fund
Conseco Capital . . . .    investment companies
Management, Inc.
------------------------------------------------------------------------------------------

GREGORY J. HAHN, CFA, .  - Responsible for portfolio analysis and  - Conseco Balanced
(WITH CCM SINCE 1989) .    management of the institutional           Fund (fixed-income
Chief Fixed Income. . .    client accounts and analytical            portion)
                           support for taxable portfolios
Investment Officer, . .  - Responsible for SEC registered          - Conseco Fixed
Senior Vice President,     investment products                       Income Fund
Portfolio Analytics,. .  - Portfolio manager of other affiliated
Conseco Capital . . . .    investment companies
Management, Inc.

                                       26
--------------------------------------------------------------------------------

PORTFOLIO  MANAGERS  OF  THE  CONSECO  FUND  GROUP  (CONT.)


FUND MANAGER                                PROFESSIONAL EXPERIENCE                 FUNDS
---------------------------------------------------------------------------------------------------------
THOMAS G. HAUSER, CFA,. . . . . .  Responsible for co-managing the Conseco  -       Conseco High
(WITH CCM SINCE 2001) . . . . . .  High Yield Fund                                  Yield Fund
Second Vice President              Assists in the management of other high-yield
Conseco Capital Management, Inc..  and collateralized bond obligation portfolios
                                   Prior to joining CCM, Mr. Hauser
                                   co-managed the High Income Trusts I
                                   and II, as well as the Van Kampen
                                   Income Trust Fund at Van Kampen
                                   Investments.
---------------------------------------------------------------------------------------------------------

HIROUYE TESHOME,. . . . . . . . .  Responsible for the research and         -       Conseco Convertible
(WITH CCM SINCE 1997) . . . . . .  analysis of convertible securities               Securities Fund
Portfolio Manager
Conseco Capital Management, Inc..  Prior to joining the Adviser,
                                   Mr. Teshome received a M.S.
                                   and B.S. in electrical engineering
                                   from Purdue Universityand an
                                   MBA from Indiana University
---------------------------------------------------------------------------------------------------------

MIKE RICHMAN, . . . . . . . . . .  Responsible for managing client          -       Conseco Fixed
(WITH CCM SINCE 1997) . . . . . .  portfolios with core, core plus                  Income
Assistant Vice President. . . . .  and intermediate investment
Portfolio Manager,. . . . . . . .  strategies
Conseco Capital Management, Inc.
                                   Prior to joining the Adviser,
                                   Mr. Richman worked in
                                   Conseco's Investment Reporting
                                   department
---------------------------------------------------------------------------------------------------------

Chicago Equity Partners, LLC utilizes a team approach to manage the Conseco Equity Fund, Conseco Large-Cap Fund and the equity portion of the Conseco Balanced Fund.

Oak Associates ltd. utilizes a team approach to manage the Conseco Science & Technology Fund and the Conseco 20 Fund.

ADVISORY  FEES

For the fiscal year ended 12/31/02, the advisory fee paid to the Adviser by each Fund was as follows:

                                          ADVISORY FEES PAID
                                      (expressed as a percentage
FUND NAME                            of average daily net assets)

CONSECO SCIENCE & TECHNOLOGY FUND .                         0.37%
CONSECO 20 FUND . . . . . . . . . .                         0.63%
CONSECO EQUITY FUND . . . . . . . .                         0.61%
CONSECO LARGE-CAP FUND. . . . . . .                         0.10%
CONSECO BALANCED FUND . . . . . . .                         0.52%
CONSECO CONVERTIBLE SECURITIES FUND                         0.42%
CONSECO HIGH YIELD FUND . . . . . .                         0.49%
CONSECO FIXED INCOME FUND . . . . .                         0.23%

ADMINISTRATIVE  SERVICES

Conseco Services, LLC, the Administrator, provides administrative services to the Funds, including:

- Supervising bookkeeping and recordkeeping to ensure that shareholder information is accurate and up-to-date

- Supervising the preparation and filing of documents as required by state and federal regulatory agencies

-    Management and oversight of all third-party service providers

As compensation for these services, Conseco Services, LLC receives administrative fees of 0.20% annually of each Fund's Average Daily Net Assets.

DETERMINING  SHARE  PRICE

A fund's share price equals the total market value of its assets minus its liabilities, called net asset value (NAV), divided by the total number of shares outstanding. Because the value of each fund's securities changes every business day, the fund's share price usually changes as well.

Each Fund calculates its NAV per share on each business day that the New York Stock Exchange (NYSE) is open. This occurs at the close of regular trading, normally 4 PM, Eastern time. The NAV is generally based on the market price of the securities held in a Fund.

The Funds may estimate prices under a practice known as fair value pricing in the following circumstances:

-    Securitie and assets for which market quotations are not readily available

- Events that occur after an exchange closes are likely to affect the value of a security

- Fund management strongly believes a security's market price does not reflect the security's true value

                                       27
--------------------------------------------------------------------------------

MANAGING  YOUR
CONSECO  FUND  GROUP  ACCOUNT

ESSENTIAL  INFORMATION

CONTACTING  CONSECO  FUND  GROUP

BY  PHONE   800-986-3384,  24  HOURS  A  DAY

BY  MAIL    CONSECO  FUND  GROUP
            ATTN:  ADMINISTRATIVE  OFFICES
            11825  N.  PENNSYLVANIA  ST.,  K1B
            CARMEL,  IN  46032

OUR  BUSINESS  HOURS

We're open when the New York Stock Exchange is open so you can buy or sell shares in your fund account any weekday except: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

MINIMUM  FUND  INVESTMENT*

                                    PER FUND
--------------------------------------------
TO OPEN AN ACCOUNT                   $250
--------------------------------------------
EACH ADDITIONAL INVESTMENT            50
--------------------------------------------
TO OPEN AN AUTOMATED
--------------------------------------------
INVESTMENT PLAN                       50
--------------------------------------------
TO OPEN A RETIREMENT ACCOUNT
THROUGH SALARY REDUCTION               0
--------------------------------------------
INITIATE A DOLLAR COST AVERAGING
(DCA) PLAN THROUGH FA PRIME
OBLIGATIONS FUND ACCOUNT             5,000
--------------------------------------------
TRANSFER ASSETS FROM                  250
DCA PLAN TO FUND                  each month

*    Minimums apply to Class A, Class B and Class C shares.

WE  CANNOT  ACCEPT  THIRD-PARTY  CHECKS.

These requirements may be changed or waived at any time at the discretion of the fund's officers.

KEEPING  TRACK

We'll send you written confirmation of each transaction in your account. These confirmations also serve as your proof of ownership since we do not issue certificates.

CHOOSING  THE  RIGHT  SHARES  FOR  YOUR  NEEDS

Investors may choose from four classes of shares in each of our mutual funds. The classes differ in the way they deal with sales charges and fund expenses. Four important considerations in choosing a share class are the amount you plan to invest, your investment objectives, the fund's expenses and charges, and how long you intend to keep the money invested. As always, we recommend that you discuss your investment goals and choices with your registered financial professional.

CLASS  A  SHARES

- Carry a maximum up-front sales charge of 5.75% of your investment - 5.00% maximum for the Conseco Fixed Income Fund - depending on the size of your investment.

- Have lower operating expenses than Class B or Class C shares. This means an investment in Class A shares will have higher annual returns than a comparable investment in Class B or C shares.

-    12b-1 fees for all funds = 0.50%

CLASS  B  SHARES

- Have no up-front sales charge, but you pay surrender charges (called contingent-deferred sales charges ("CDSC")) on shares you sell. These charges start at 5.00% of the amount of the purchase or sale, whichever is less, when you redeem shares within one year of your purchase. They gradually decline each year until reaching zero in the seventh year after your purchase.

- Convert to an equal dollar value of Class A shares, with lower ongoing operating expenses at the end of the eighth year after purchase.

-    12b-1 = 1.00%

                                       28
--------------------------------------------------------------------------------

CLASS  C  SHARES

- Have a maximum up-front sales charge of 1.00% of your investment and you pay a CDSC of 1.00% of the amount of the purchase or sale, whichever is less, when you redeem shares within one year of your purchase. Class C shares never convert to Class A shares.

-    12b-1 = 1.00%

CLASS  Y  SHARES

- Are only available to individuals whose Conseco Fund Group investments exceed $500,000 or to eligible institutional investors:

     - Tax-qualified retirement plans with at least $10 million to invest or 250 eligible employees

     -    Banks and insurance companies investing for their own accounts

     -    Other investment companies not affiliated with our Investment Adviser

     - The Investment Adviser's tax-qualified retirement plans or qualified financial intermediaries who have a contract with Conseco Equity Sales, Inc. ("Distributor")

     -    Endowments, foundations and other charitable organizations

     - Wrap-fee accounts or asset allocation programs in which the shareholder pays an asset-based service fee

ABOUT  12B-1

12b-1 fees, paid to the Distributor, Conseco Equity Sales, Inc., may be used to cover a fund's sales, marketing and promotional expenses. Because they are paid out of the Fund on an ongoing basis, they increase the cost of your investment the longer you hold it and may end up costing you more than other types of sales charges.

We cover the complete details of each share class in the sections following.

SHARE  CLASS  SALES  CHARGES

CLASS  A  SHARES

The price of Class A shares equals a fund's current share price, or net asset value, plus a sales charge that varies according to the amount you invest, as shown in the chart below.

You may be able to reduce the sales charge on your purchase of Class A shares:

- We will add the value of any existing Conseco Fund Group investments, plus the value of any investment you've made in the FA Prime Obligations Fund, to the amount of your investment to determine the sales charge. (You may invest in the FA Prime Obligations Fund, currently managed by U.S. Bancorp Investment Research Management Company, LLC, through a separate prospectus. You can obtain one by calling 800-986-3384.)

- You may add funds held for your benefit in trust by fiduciaries with the funds to be considered in calculating sales charges on your purchase. These funds include qualified retirement plans at work.

- If you agree by letter of intent to invest a definite amount in Conseco Fund Group Class A shares over the 13 months following your first purchase, we will calculate the sales charge as if you purchased all the shares at one time. You could reduce sales charges still further by including your existing Conseco Fund Group investments in the calculation.

CONSULT YOUR REGISTERED FINANCIAL PROFESSIONAL, OR THE CONSECO FUND GROUP STATEMENT OF ADDITIONAL INFORMATION (SAI), FOR FURTHER DETAILS ON OUR CLASS A SHARE COST REDUCTION PROGRAMS.


                                           YOUR INITIAL SALES  YOUR ANNUAL SALES CHARGE  THE ONE-TIME DEALER
                                            CHARGE AS A % OF   AS A % OF THE TOTAL YOU   ALLOWANCE AS A % OF
IF YOUR PURCHASE IS                        THE SHARE PRICE IS        INVESTED IS          PURCHASE PRICE IS
------------------------------------------------------------------------------------------------------------
LESS THAN $50,000 (for all funds except .                5.75                      6.10                 5.00
Conseco Fixed Income Fund)
------------------------------------------------------------------------------------------------------------
LESS THAN $50,000 (for Conseco Fixed. . .                5.00                      5.56                 4.50
Income Fund only)
------------------------------------------------------------------------------------------------------------
50,000 TO $99,999. . . . . . . . . . . .                 4.50                      4.71                 3.75
------------------------------------------------------------------------------------------------------------
100,000 TO $249,999. . . . . . . . . . .                 3.50                      3.63                 2.75
------------------------------------------------------------------------------------------------------------
250,000 TO $499,999. . . . . . . . . . .                 2.50                      2.56                 2.00
------------------------------------------------------------------------------------------------------------
500,000 AND $999,999 . . . . . . . . . .                 1.50                      1.52                 1.20
------------------------------------------------------------------------------------------------------------
1,000,000 AND OVER . . . . . . . . . . .                 None                      None                 None

                                       29
--------------------------------------------------------------------------------

MANAGING  YOUR
CONSECO  FUND  GROUP  ACCOUNT  (CONTINUED)

You may reinstate your Conseco Fund Group mutual fund investment anytime within 180 calendar days after you sell your shares. That means you may reinvest the amount you received from the sale of your shares without any up-front sales charge. You may exercise this reinvestment privilege only once per Conseco Fund Group fund investment and it may be subject to other restrictions.

CLASS  B  SHARES

Class B Shares have no up-front sales charges. Your entire amount invested purchases Conseco Fund Group shares. Instead, you pay:

-    Higher annual expenses on your investment

-    A CDSC on any shares you sell within six years of your purchase

We base the sales charge on the price of the shares at the time you bought them or their price at the time you sell, whichever is lower. The amount of the CDSC declines the longer you own your shares:

                                 YOU PAY THIS % ON
IF YOU SELL SHARES               THE TOTAL AMOUNT
DURING                              OF THE SALE
--------------------------------------------------
THE FIRST YEAR AFTER PURCHASE .               5.00
--------------------------------------------------
THE SECOND YEAR AFTER PURCHASE.               4.00
--------------------------------------------------
THE THIRD YEAR AFTER PURCHASE .               3.00
--------------------------------------------------
THE FOURTH YEAR AFTER PURCHASE.               3.00
--------------------------------------------------
THE FIFTH YEAR AFTER PURCHASE .               2.00
--------------------------------------------------
THE SIXTH YEAR AFTER PURCHASE .               1.00
--------------------------------------------------
THE SEVENTH YEAR AFTER PURCHASE               0.00
--------------------------------------------------
THE EIGHTH YEAR AFTER PURCHASE.               0.00

At the end of the eighth year after your purchase, your Class B shares convert to Class A shares of equal value. This means the shares will have lower ongoing annual expenses.

PLEASE  NOTE:

1.   Class B share purchases may not exceed $500,000.

2. In calculating the contingent-deferred sales charge, we consider any shares purchased during a month as purchased on the first day of the month.

3. Any shares you purchase by reinvesting the dividends and capital gains distributions from your Class B shares do not carry a contingent-deferred sales charge.

4. When you place an order to sell Class B shares, we automatically sell the shares that have no contingent-deferred sales charge first.

5. You may reinstate your Conseco Fund Group mutual fund investment anytime within 180 calendar days after you sell your shares. That means we will reimburse up to the full amount of any contingent-deferred sales charge you paid, depending on how much you reinvest. You may exercise this reinvestment privilege only once per Conseco Fund Group investment and it may be subject to other restrictions.

CLASS  C  SHARES

Class  C  shares  have  a  1.00%  up-front  sales  charge.

- You may also pay a contingent-deferred sales charge of 1.00% on any shares you sell within ONE YEAR of your purchase.

We base the CDSC on the price of the shares at the time you bought them or their price at the time you sell, WHICHEVER IS LOWER.

Class C shares have higher annual operating expenses. Unlike Class B shares, they never convert to any other class of shares with lower expenses.

You may be able to reduce the initial sales charge on your purchase of Class C Shares if:

- You purchase through certain external organizations that have entered into a service agreement with the Fund or an affiliate; or

- You purchase through certain broker-dealers who have agreed to provide certain services with respect to shares of the Funds. Check with your broker-dealer to see if you qualify for this waiver.

                                       30
--------------------------------------------------------------------------------

SIMILARITIES  WITH  CLASS  B  SHARES

- We base the sales charge on the price of the shares at the time you bought them or their price at the time you sell, whichever is lower. See 2, 3, 4 and 5 in CLASS B SHARES on previous page for other similarities.

- Class C shares pay annual 12b-1 distribution and shareholder servicing fees of 1.00%.

CLASS  Y  SHARES

Class Y shares have no up-front sales charges or CDSC, nor do they pay annual 12b-1 distribution or shareholder servicing fees.

A  CLOSER  LOOK  AT  CONTINGENT  DEFERRED  SALES  CHARGES  (CDSC)

To minimize the amount of the CDSC you may pay when you sell your shares, the Fund assumes that shares acquired through reinvested dividends and capital gains distributions (which are not subject to CDSC) are sold first. Shares that have been in your account long enough so they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order in which they were purchased (oldest to youngest). The amount of any CDSC that you pay will be based on the shares' original purchase price or current net asset value, whichever is less.

You will not pay a CDSC when you exchange shares of a Fund to buy the same class of shares of any other Conseco mutual fund. For the purpose of calculating the CDSC when you sell the shares that you acquired by exchanging shares of the Fund, it will be assumed that you held the shares since the date you purchased the shares of the Fund.

THREE  CONVENIENT  WAYS  TO  OPEN  YOUR  CONSECO  FUND  GROUP  ACCOUNT

THROUGH  YOUR  FINANCIAL  PROFESSIONAL

You can buy shares in any Conseco Fund Group mutual fund through any authorized broker/dealer, financial planner, or a financial institution, such as a bank, or financial services firm. These organizations and individuals may maintain their own procedures for buying and selling shares, and may charge fees. Your financial professional will have the details.

BY  MAIL

Send your completed application, and a separate check payable to the Conseco Fund Group to:

     CONSECO  FUND  GROUP
     C/O  U.S.  BANCORP  FUND  SERVICES,  LLC
     PO  BOX  701
     MILWAUKEE,  WI  53201-0701

OR   FOR  OVERNIGHT  MAIL:
     C/O  U.S.  BANCORP  FUND  SERVICES,  LLC
     615  E.  MICHIGAN  ST.,  3RD  FLOOR
     MILWAUKEE,  WI  53201-0701
     414-765-4124

BY  BANK  WIRE

Send your completed application to the address listed above and wire your investment to:

US  Bank,  NA

ABA#042000013

Credit:  US  Bancorp  Fund  Service,  LLC
Account#:  112-952  -  137

Further  Credit:  Conseco  Fund  Group
(Name  of  Fund)
(Shareholder  Name/Account  Registration  and  Account  Number)


NEW ACCOUNTS MUST ALSO SEND A COMPLETED APPLICATION FORM TO ONE OF THE MAILING ADDRESSES LISTED ABOVE.

IMPORTANT  INFORMATION  ABOUT  BUYING  CONSECO  FUND  GROUP  SHARES

- Please indicate which class of shares you are buying-Class A, B, C or Y-when you place your order.]

- If you're adding to your existing account, indicate your fund account number on your check.

-    We accept no third-party checks.

- Shares are purchased at the next share price calculated after we receive your order.

- If you buy shares through your financial professional, it is the professional's responsibility to forward your purchase order before the close of business on the New York Stock Exchange, normally 4 PM, Eastern time. Investors should check with their financial professionals to see whether they have an earlier daily deadline for forwarding purchase orders.

- Payment for shares purchased through a financial institution such as a bank or an authorized broker/dealer is due on the settlement date, normally three days after we have received your order. (If you or your financial professional is making payment via federal funds wire, be sure to get a confirmation number, which you will need to ensure timely credit.)

- We can only accept checks in U.S. dollars drawn on U.S. funds for the purchase of shares.

-    We may charge a $25 fee on purchase checks that do not clear.

                                       31
--------------------------------------------------------------------------------

MANAGING  YOUR
CONSECO  FUND  GROUP  ACCOUNT  (CONTINUED)

- To ensure that all checks have cleared, we do not allow investors to sell shares purchased by check until the shares have been in their account 12 days.

- We reserve the right to cancel any purchase order, specifically, a purchase order for which we have not received payment within three business days.

- The Funds currently do not charge for wire transfers it receives for share purchases, although your bank may.

IMPORTANT  INFORMATION  ABOUT  SELLING  CONSECO  FUND  GROUP  SHARES

You may transmit a request to sell shares by phoning us directly, through your financial professional or by mail. We will mail the check for the proceeds of the sale of your shares, minus any applicable contingent-deferred sales charge, to the address listed on your account application.

IF  YOU  SELL  SHARES  BY  PHONE

- Neither the Funds nor their transfer agent, U.S. Bancorp Fund Services, LLC, is responsible for verifying whether a telephoned sales order is genuine. We do, however, protect you with these safeguards:

     -    We record telephone orders.

     -    We require callers to provide specific identifying information.

     -    We send written confirmation of your order within five days.

     - You cannot place orders by phone if you have rejected the telephone privilege in your account application.

IF  YOU  SELL  SHARES  THROUGH  YOUR  FINANCIAL  PROFESSIONAL

- Intermediaries may maintain their own procedures for buying and selling shares. Your financial professional will have the details.

- Intermediaries may charge fees for processing your sales request, even though we do not.

IF  YOU  SELL  SHARES  BY  MAIL

     ADDRESS  YOUR  REQUEST  TO:
       CONSECO  FUND  GROUP
       C/O  U.S.  BANCORP  FUND  SERVICES,  LLC
       PO  BOX  701
       MILWAUKEE,  WI  53201-0701

     OR  FOR  OVERNIGHT  MAIL:
       CONSECO  FUND  GROUP
       C/O  U.S.  BANCORP  FUND  SERVICES,  LLC
       615  E.  MICHIGAN  ST.,  3RD  FLOOR
       MILWAUKEE,  WI  53201-0701
       414-765-4124

IF  YOU  SELL  SHARES  BY  WIRE

A $15 fee will be charged for all outbound wire transfers.

We may require a signature guarantee for sales of Conseco Fund Group shares totaling $50,000 or more. You may obtain your signature guarantee from most financial institutions, such as banks, broker/dealers, credit unions and savings associations-but not from a notary public.

INFORMATION  REQUIRED  ON  ALL  SALES  REQUESTS

- Include your account number, your account's name and your Social Security or taxpayer identification number with your sales request.

- State either the number of shares you wish to sell or the amount you wish to receive from the sale.

CALCULATING  THE  PROCEEDS  FROM  YOUR  SALE

- Shares are sold at the next share price calculated after we receive your request, either from you directly or through your registered financial professional.

- If you submit your sales request through a registered financial professional, it is the financial professional's responsibility to transmit your request prior to the close of the New York Stock Exchange (NYSE) in order to receive that day's share price.

RECEIVING  THE  PROCEEDS  FROM  YOUR  SALE

- You should receive a check for the net proceeds of your sale within seven business days. We may, however, delay payment 12 days or longer if the check you used to purchase the shares you're selling has not cleared.

- Under extraordinary circumstances, as specified by law, we may temporarily suspend payment.

                                       32
--------------------------------------------------------------------------------

EXPEDITED  PROCESSING

You may have proceeds of $50 or more wired directly or sent through electronic funds transfer to an account in the U.S. bank of your choice. Normally, we will transmit these expedited proceeds on the next business day following the sale of your shares. We charge a $15 wire transfer fee.

SPECIAL  SHAREHOLDER  SERVICES

We offer an array of special services free of charge to make investing in Conseco Fund Group funds easy and convenient.

AUTOMATED  INVESTING

The Conseco Fund Group has designed two programs to implement disciplined investing strategies:

- PRE-AUTHORIZED INVESTMENT PLAN. Lets you set up debits from your checking account for $50 or more every month to purchase shares for your fund account. You may even qualify for a waiver of the $50 minimum on purchases made through payroll deduction or qualified retirement plans. Call 800-986-3384 for details.

- DOLLAR-COST-AVERAGING PROGRAM. Lets you transfer a set amount of money regularly between the interest-bearing FA Prime Obligations Fund and any Conseco Fund Group mutual fund. By investing this way, you buy more shares when mutual fund share prices are down and fewer when share prices go up. This strategy can help lower the average price you pay for your shares. To participate, you need to invest at least $5,000 in the money-market fund and transfer a minimum of $250 every month to a Conseco Fund Group fund.

DOLLAR COST AVERAGING CANNOT ASSURE YOU OF A PROFIT OR PROTECT YOU AGAINST LOSS. AND BECAUSE THE PLAN REQUIRES THAT YOU INVEST CONSISTENTLY WITHOUT REGARD TO SHARE PRICES, YOU SHOULD CAREFULLY CONSIDER WHETHER YOU WOULD BE WILLING TO CONTINUE PURCHASING SHARES IN ALL MARKET CONDITIONS.

ELECTRONIC  BUYING  AND  SELLING

You can buy or sell your Conseco Fund Group investments electronically whenever you like by taking advantage of our Automated Clearing House (ACH) option.

ACH lets you transfer money directly between your bank and fund accounts to buy or sell as little as $50 or as much as $50,000 worth of Conseco Fund Group shares.

To  sign  up  for  ACH  simply  fill  out  Part  8  on your account application.

SYSTEMATIC  WITHDRAWALS

You can arrange to sell shares monthly or quarterly. We'll send the proceeds to you or to any party you designate. Just fill out Part 9, "Systematic Withdrawal/Exchange Plan," on your account application. We normally process systematic withdrawals on the 25th day of each month and mail out checks within five business days.

To  qualify  for  systematic  withdrawals,  you  must:

-    Reinvest your distributions

-    Begin with an account value of $5,000 or more

-    Withdraw at least $50 monthly or quarterly

FREE  EXCHANGES

Conseco Fund Group lets you exchange shares in one fund for the same class of shares in any other fund, including the FA Prime Obligations Fund, free of charge. There may, however, be tax consequences resulting from these exchanges. See Tax Considerations. Normally we will execute the entire transaction in a single business day.

The  following  conditions  apply:

- The value of the shares you are exchanging must meet the minimum purchase requirement of the fund you're exchanging them for.

- If you exchange FA Prime Obligations Fund shares for Class A or Class C shares in any Conseco Fund Group fund, we will assess the applicable sales charge.

- If you sell Class B shares you acquired through an exchange, we will calculate any contingent-deferred sales charge from the date you originally purchased the shares that you exchanged.

- If you sell Class C shares you acquired through an exchange and you sell them within a year of the exchange, we will calculate any contingent-deferred sales charge from the date you originally purchased the shares that you exchanged.

- We may apply a contingent-deferred sales charge on FA Prime Obligations Fund shares that you sell, if you acquired them through an exchange of Class B or C shares from another fund.

- You may exchange FA Prime Obligations Fund shares that you acquired through an exchange back into your original share class at no additional charge. If you then sell those shares, we will calculate your contingent-deferred sales charge from the date you purchased the original shares, not from the date you exchanged the FA Prime Obligations Fund shares.

Short-term or excessive trading into and out of the Funds may harm performance by disrupting investment management strategies and increasing expenses. Accordingly, the Funds may reject any purchase orders, including exchanges, from investors who, in Conseco Fund Group's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive. To determine whether investors engage in short-term or excessive trading, we consider the trading history of all the Conseco Fund Group accounts they own and control.

To reduce the volume of mail you receive, only one copy of financial statements, prospectuses, and other regulatory material will be mailed to your household. You can call us at 800-986-3384, or write to us at the address listed above to request (1) additional copies free of charge or (2) that we discontinue our practice of householding regulatory materials to your home.

                                       33
--------------------------------------------------------------------------------

MANAGING  YOUR
CONSECO  FUND  GROUP  ACCOUNT  (CONTINUED)

DIVIDENDS  AND  DISTRIBUTIONS

At least 90% of each Fund's net investment income is distributed to shareholders as dividends. Net investment income consists of all dividends and interest received - less expenses (including fees payable to the Adviser and its affiliates). You begin earning dividends on fund shares the day after the Conseco Fund Group receives your purchase payment.

SCHEDULE  OF  DIVIDEND  PAYMENTS

                                     DECLARED
FUND                                 AND PAID
----------------------------------------------
CONSECO SCIENCE & TECHNOLOGY FUND .  ANNUALLY
----------------------------------------------
CONSECO 20 FUND . . . . . . . . . .  ANNUALLY
----------------------------------------------
CONSECO EQUITY FUND . . . . . . . .  ANNUALLY
----------------------------------------------
CONSECO LARGE-CAP FUND. . . . . . .  ANNUALLY
----------------------------------------------
CONSECO BALANCED FUND . . . . . . .  QUARTERLY
----------------------------------------------
CONSECO CONVERTIBLE SECURITIES FUND  MONTHLY
----------------------------------------------
CONSECO HIGH YIELD FUND . . . . . .  MONTHLY
----------------------------------------------
CONSECO FIXED INCOME FUND . . . . .  MONTHLY

Each Fund declares and pays dividends from net investment income according to the schedule above. The Board may elect to change dividend distribution intervals.

Any capital gains are generally declared annually and distributed to shareholders after the close of a Fund's fiscal year. These include net long-term capital gains (the excess of net long-term capital gain over net short-term capital loss), net short-term capital gains, and net realized gains from foreign currency transactions.

Dividends and other distributions paid on each class of shares are calculated at the same time and in the same manner. Because specific expenses may apply to one class of shares and not another, dividend amounts will differ.

CHOOSE  HOW  TO  USE  YOUR  DISTRIBUTIONS

Conseco Fund Group lets you receive your distributions in cash or use them to buy more shares. Simply choose on your application the option that meets your needs. Retirement accounts reinvest all fund distributions except under unusual circumstances. Call 800-986-3384 for further information.

Here  are  your  options:

YOU MAY REINVEST IN         AND RECEIVE
ADDITIONAL FUND SHARES        IN CASH
-------------------------------------------
All income dividends
and distributions. . .  N/A
-------------------------------------------
Only income dividends.  Other distributions
                        in cash
-------------------------------------------
Only distributions . .  Income dividends
                        in cash

If an investor elects to receive distributions and dividends by check and the post office cannot deliver such check, or if such check remains uncashed for six months, a Fund reserves the right to reinvest the distribution check in the shareholder's account at the Fund's then current net asset value per share and to reinvest all subsequent distributions in shares of the Fund.

WE MAIL ALL CASH DIVIDENDS AND DISTRIBUTIONS BY CHECK TO YOU, OR TRANSFER THEM VIA ELECTRONIC FUNDS TRANSFER (EFT) TO YOUR BANK ACCOUNT IF YOU HAVE SELECTED THE WIRE/ELECTRONIC TRANSFER OPTIONS IN PART 7 OF YOUR APPLICATION.

TAX  CONSIDERATIONS

The shareholders of each Fund ordinarily pay taxes on the Fund's dividends and distributions. You will owe taxes whether you receive distributions and dividends in cash or whether you reinvest them. The amount of taxes you owe will depend on many factors. The most important are:

                                       34
--------------------------------------------------------------------------------

-    Your income tax bracket

-    How  long  a  fund  has  owned  the  securities  that  it  sells

-    How  long  you've  owned  any  shares  in  the  Fund  that  you might sell

-    Whether  you  owe  alternative  minimum  tax

BECAUSE EACH INVESTOR'S TAX CIRCUMSTANCES ARE UNIQUE AND BECAUSE TAX LAWS ARE SUBJECT TO CHANGE, WE RECOMMEND THAT YOU CONSULT YOUR TAX ADVISOR ABOUT YOUR INVESTMENT.

The amount of tax you owe each year on your Fund investment will depend on the amount of dividends and capital gain distributions that the Fund pays out. Normally, the taxes will be due in the year dividends and distributions are paid. (The exception is when a Fund declares a dividend in December of one year, and pays the dividend in January of the next year. In this case, you pay taxes on the distributions as if we had paid them in December.)

Dividends and distributions usually create the following tax liability:

TRANSACTION           TAX STATUS
-----------------------------------
DIVIDEND PAYOUT     Ordinary income
-----------------------------------
SHORT-TERM CAPITAL
GAIN DISTRIBUTION.  Ordinary income
-----------------------------------
LONG-TERM CAPITAL
GAIN DISTRIBUTION.  Capital gain

TAXES  ON  SALES  OR  EXCHANGES

The chart features possible tax implications arising from the sale or exchange of fund shares.

TRANSACTION                  TAX IMPLICATION
--------------------------------------------
SELLING SHARES FOR MORE
THAN PURCHASE PRICE . . . .              Yes
--------------------------------------------
SELLING SHARES FOR LESS
THAN PURCHASE PRICE . . . .              Yes
--------------------------------------------
EXCHANGING SHARES OF SAME
CLASS FROM ONE CONSECO FUND
GROUP FUND TO ANOTHER . . .              Yes
CLASS B SHARES CONVERT
--------------------------------------------
TO CLASS A SHARES . . . . .               No

After Dec. 31 of each year, we will mail you a notice telling you:

- How much your investment in the Fund has earned in dividends and distributions during the year

- Whether they are taxable as ordinary income, a short-term capital gain or a long-term capital gain

BACKUP  WITHHOLDING

You must give us your Social Security or other taxpayer ID number on your fund application. If we do not have your number on record, or if the IRS has informed us that you are subject to backup withholding, we must withhold 31% of all money that you earn from your investment. Consult your tax advisor for details.

DISTRIBUTION  AND  SERVICE  PLANS

The Funds have adopted Distribution and Service Plans (12b-1 Plan) for Class A, B and C shares to compensate the Distributor for its distribution and marketing services, and for servicing shareholder accounts. The distribution and service fees are paid out of the assets of each share class on an ongoing basis and will increase the cost of your investment and are provided below.

CLASS  A  SHARES

For all the funds, fees paid to the Distributor may not exceed 0.50% annually of the average daily net assets.

CLASS  B  AND  CLASS  C  SHARES

Fees paid to the Distributor may not exceed 1.00% annually of each fund's average daily net assets.The Distributor may make payments to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and sales-related costs. The payments for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value.

PAYMENTS  TO  BROKERS/DEALERS/FINANCIAL
INTERMEDIARIES

CLASS  A  SHARES

The selling broker/dealer may retain the sales charge you pay on these shares.

CLASS  B  SHARES

Since these shares have no up-front sales charges, the Distributor pays the seller 4.00% of the purchase amount.

CLASS  C  SHARES

In addition to a 1.00% up-front sales charge, the Distributor pays the seller 1.00% of the purchase amount.

WE USE PART OF THE PROCEEDS FROM THE CONTINGENT-DEFERRED SALES CHARGE AND THE 12B-1 FEE TO DEFRAY THESE PAYMENTS

                                       35
--------------------------------------------------------------------------------

FINANCIAL  HIGHLIGHTS

The financial highlights table summarizes each fund's financial performance for the past five years (or, if shorter, the period of the fund's operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each fund (assuming reinvestment of all dividends and distributions). PRICEWATERHOUSECOOPERS LLP has audited this information, along with the funds' financial statements. We have included their report in the funds' annual report, which is available upon request.


                                          CONSECO  SCIENCE  &
                                           TECHNOLOGY  FUND                           CONSECO  20  FUND
-------------------------------------------------------------------------------------------------------------------

CLASS A SHARES                            2002      2001      2000 (F)   2002      2001      2000      1999      1998
-------------------------------------------------------------------------------------------------------------------------
Net asset value per share,
   beginning of period                    $  3.01   $   6.94   $ 10.00   $  6.12   $ 11.76   $ 20.68   $ 12.80   $ 10.00
Income from investment operations (a):
   Net investment income (loss)             (0.05)     (0.04)    (0.05)    (0.07)    (0.08)    (0.28)    (0.18)    (0.02)
   Net realized gains (losses)
      and change in  unrealized
      appreciation or depreciation
      on investments                        (1.65)     (3.89)    (3.01)    (2.54)    (5.56)    (5.22)     9.19      2.82
-------------------------------------------------------------------------------------------------------------------------
Total income (loss) from
   investment operations                    (1.70)     (3.93)    (3.06)    (2.61)    (5.64)    (5.50)     9.01      2.80
-------------------------------------------------------------------------------------------------------------------------
Distributions:
   Dividends from net investment income       .--        .--       .--       .--       .--       .--       .--       .--
   Distributions of net realized gains        .--        .--       .--       .--       .--     (3.42)    (1.13)      .--
-------------------------------------------------------------------------------------------------------------------------
   Total distributions                        .--        .--       .--       .--       .--     (3.42)    (1.13)      .--
-------------------------------------------------------------------------------------------------------------------------
   Net asset value per share,
      end of period                       $  1.31   $   3.01   $  6.94   $  3.51   $  6.12   $ 11.76   $ 20.68   $ 12.80
-------------------------------------------------------------------------------------------------------------------------
   Total return (b)(c)(d)                  -56.48%    -56.63%   -30.60%   -42.65%   -47.96%   -25.67%    70.40%    28.00%
-------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
   Net assets (dollars in
      thousands), end
      of period                            $ 3,778   $ 16,077   $19,850   $ 8,778   $23,948   $33,439   $53,463   $33,845
   Ratio of expenses to average
      net assets (b)(e):
   Before expense
      reimbursement                          2.38%      2.18%     2.17%     1.82%     1.67%     1.51%     1.70%     2.15%
   After expense
      reimbursement                          1.75%      1.75%     1.75%     1.75%     1.67%     1.51%     1.68%     1.75%
   Ratio of net investment
      income (loss) to average
      net assets (b)(e)                     (1.69%)    (1.50%)   (1.23%)   (1.19%)   (1.19%)   (1.14%)   (1.02%)   (0.22%)


                                                        CONSECO  EQUITY  FUND                       CONSECO  LARGE-CAP  FUND

CLASS A SHARES                                 2002      2001        2000       1999      1998      2002      2001    2000(F)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value per share,
   beginning of period                          $  8.79   $    9.86   $ 16.27   $ 12.55   $ 11.07   $  6.60   $  8.43   $ 10.00
Income from investment operations (a):
   Net investment income (loss)                   (0.01)      (0.01)    (0.13)    (0.14)      .--     (0.07)    (0.06)      .--
   Net realized gains (losses)
      and change in unrealized
      appreciation or depreciation
      on investments                              (1.20)      (1.06)     0.40      7.18      1.79     (1.75)    (1.77)    (1.57)
--------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from
   investment operations                          (1.21)      (1.07)     0.27      7.04      1.79     (1.82)    (1.83)    (1.57)
--------------------------------------------------------------------------------------------------------------------------------
Distributions:
   Dividends from net investment income             .--         .--       .--       .--     (0.01)      .--       .--       .--
   Distributions of net realized gains              .--    (0.00)(h)    (6.68)    (3.32)    (0.30)      .--       .--       .--
--------------------------------------------------------------------------------------------------------------------------------
   Total distributions                              .--       (0.00)    (6.68)    (3.32)    (0.31)      .--       .--       .--
--------------------------------------------------------------------------------------------------------------------------------
   Net asset value per share,
      end of period                             $  7.58   $    8.79   $  9.86   $ 16.27   $ 12.55   $  4.78   $  6.60   $  8.43
--------------------------------------------------------------------------------------------------------------------------------
   Total return (b)(c)(d)                        -13.77%     -10.93%     4.97%    56.21%    16.11%   -27.58%   -21.71%   -15.70%
--------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
   Net assets (dollars in
      thousands), end
      of period                                 $ 7,290   $  14,268   $15,210   $29,480   $26,203   $   945   $ 9,417   $13,737
   Ratio of expenses to average
      net assets (b)(e):
   Before expense
      reimbursement                                1.59%       1.60%     1.47%     1.66%     2.10%     2.10%     1.96%     2.06%
     After expense
      reimbursement                                1.50%       1.50%     1.47%     1.50%     1.50%     1.50%     1.50%     1.50%
   Ratio of net investment
      income (loss) to
      average net assets (b)(e)                  (0.09%)     (0.08%)   (0.80%)   (0.83%)      .--    (0.64%)   (0.80%)   (0.16%)

(a) Per share amounts presented are based on an average of monthly shares outstanding for the periods ended December 31, 2000 and 1998. Per share amounts for Conseco Convertible Securities Fund only are presented based on an average of monthly shares outstanding for the year ended December 31, 2001. Per share amounts for Conseco Large-Cap, Conseco Balanced and Conseco Fixed Income Funds only are presented based on an average of monthly shares outstanding for the year ended December 31, 2002.
(b) The Adviser and Administrator have contractually agreed to reimburse Fund expenses to the extent that the ratio of expenses to average net assets exceeds, on an annual basis, 1.75% for the Conseco Science & Technology and Conseco 20, 1.50% for the Conseco Equity, Conseco Large-Cap and Conseco Balanced 1.55% for the Conseco Convertible Securities, 1.40% for the Conseco High Yield and 1.10% for the Conseco Fixed Income Funds. These contractual limits may be discontinued at any time after April 30, 2004.

                                       36
--------------------------------------------------------------------------------



          CONSECO  BALANCED  FUND                     CONSECO  CONVERTIBLE  SECURITIES  FUND

2002        2001      2000      1999      1998     2002      2001      2000      1999    1998(G)
-------------------------------------------------------------------------------------------------
10.13 .  $ 11.08   $ 13.51   $ 11.69   $ 10.73   $ 9.62   $ 11.80   $ 14.93   $ 11.00   $ 10.00

 0.24 .     0.25      0.28      0.22      0.30     0.32      0.30      0.43      0.46      0.10


(1.49) .    (0.96)     0.64      3.18      1.03    (1.02)    (1.63)    (1.08)     3.89      1.00
-------------------------------------------------------------------------------------------------
(1.25) .    (0.71)     0.92      3.40      1.33    (0.70)    (1.33)    (0.65)     4.35      1.10
-------------------------------------------------------------------------------------------------

(0.26) .    (0.24)    (0.25)    (0.23)    (0.24)   (0.29)    (0.36)    (0.36)    (0.27)    (0.10)
..--. . .      .--     (3.10)    (1.35)    (0.13)     .--     (0.49)    (2.12)    (0.15)      .--
-------------------------------------------------------------------------------------------------
(0.26) .    (0.24)    (3.35)    (1.58)    (0.37)   (0.29)    (0.85)    (2.48)    (0.42)    (0.10)
-------------------------------------------------------------------------------------------------
 8.62. .  $ 10.13   $ 11.08   $ 13.51   $ 11.69   $ 8.63   $  9.62   $ 11.80   $ 14.93   $ 11.00
-------------------------------------------------------------------------------------------------
-12.47%.    -6.37%     7.29%    29.44%    12.45%   -7.24%   -11.27%    -3.56%    40.12%    11.04%
-------------------------------------------------------------------------------------------------


4,205 .  $22,802   $24,311   $31,932   $26,064   $2,639   $ 4,482   $15,022   $22,927   $27,611

1.68%. .     1.68%     1.74%     1.96%     2.26%    1.98%     1.90%     1.70%     1.95%     2.12%
1.50%. .     1.50%     1.50%     1.50%     1.50%    1.55%     1.55%     1.55%     1.55%     1.55%

2.62%. .     2.43%     1.92%     1.87%     2.66%    3.50%     3.15%     2.49%     2.11%     3.80%


          CONSECO  HIGH  YIELD  FUND                         CONSECO  FIXED  INCOME  FUND

2002        2001      2000      1999      1998      2002      2001      2000      1999      1998
-------------------------------------------------------------------------------------------------
7.76. .  $  8.20   $ 10.00   $ 10.00   $ 10.00   $ 10.14   $  9.94   $  9.60   $ 10.21   $ 10.13

0.80 . .     0.79      0.81      1.00      0.76      0.56      0.55      0.62      0.63      0.55


(0.70) .    (0.41)    (1.83)    (0.13)    (0.10)    (0.06)     0.30      0.33     (0.65)     0.20
-------------------------------------------------------------------------------------------------
 0.10 . .     0.38     (1.02)     0.87      0.66      0.50      0.85      0.95     (0.02)     0.75
-------------------------------------------------------------------------------------------------

(0.78) .    (0.82)    (0.78)    (0.87)    (0.66)    (0.59)    (0.55)    (0.61)    (0.56)    (0.55)
..--. . .       --        --        --        --        --     (0.10)       --     (0.03)    (0.12)
-------------------------------------------------------------------------------------------------
(0.78) .    (0.82)    (0.78)    (0.87)    (0.66)    (0.59)    (0.65)    (0.61)    (0.59)    (0.67)
-------------------------------------------------------------------------------------------------
7.08. .  $  7.76   $  8.20   $ 10.00   $ 10.00   $ 10.05   $ 10.14   $  9.94   $  9.60   $ 10.21
-------------------------------------------------------------------------------------------------
1.85%. .     4.78%   -10.74%     9.03%     6.56%     5.11%     8.66%    10.30%    -0.27%     7.57%
-------------------------------------------------------------------------------------------------

44,059.  $27,712   $19,689   $42,591   $28,199   $15,455   $65,303   $32,693   $30,681   $30,684

1.61%. .     1.61%     1.58%     1.66%     2.12%     1.32%     1.33%     1.44%     1.64%     1.94%
1.40%. .     1.40%     1.40%     1.40%     1.40%     1.10%     1.13%     1.25%     1.25%     1.25%

10.86% .     9.95%     8.43%     8.93%     7.76%     5.73%     5.44%     6.42%     5.69%     5.28%


(c) Total return figures do not include sales charges; results would be lower if sales charges were included.
(d)  Not annualized for periods of less than one full year.
(e)  Annualized  for  periods  of  less  than  one  full  year.
(f) Period from July 1, 2000 (commencement of operations) through December 31, 2000.
(g) Period from September 28, 1998 (Commencement of operations) through December 31, 1998.
(h)  Amount  calculated  is  less  than  $0.005  per  share.

                                       37
--------------------------------------------------------------------------------


                                               CONSECO  SCIENCE & TECHNOLOGY  FUND                        CONSECO  20  FUND

CLASS B SHARES                                  2002      2001       2000 (F)  2002      2001      2000      1999       1998 (G)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value per share,
   beginning of period                          $  2.98   $   6.93   $ 10.00   $  5.95   $ 11.48   $ 20.40   $  12.71   $ 11.21
Income from investment operations (a):
   Net investment income (loss)                   (0.06)     (0.07)    (0.05)    (0.10)    (0.13)    (0.39)     (0.10)    (0.07)
   Net realized gains (losses)
      and change in unrealized
      appreciation or depreciation
      on investments                              (1.62)     (3.88)    (3.02)    (2.46)    (5.40)    (5.11)      8.94      1.57
--------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from
   investment operations                          (1.68)     (3.95)    (3.07)    (2.56)    (5.53)    (5.50)      8.84      1.50
--------------------------------------------------------------------------------------------------------------------------------
Distributions:
   Dividends from net investment income             .--        .--       .--       .--       .--       .--        .--       .--
   Distributions of net realized gains              .--        .--       .--       .--       .--     (3.42)     (1.15)      .--
--------------------------------------------------------------------------------------------------------------------------------
   Total distributions                              .--        .--       .--       .--       .--     (3.42)     (1.15)      .--
--------------------------------------------------------------------------------------------------------------------------------
   Net asset value per share,
       end of period                            $  1.30   $   2.98   $  6.93   $  3.39   $  5.95   $ 11.48   $  20.40   $ 12.71
--------------------------------------------------------------------------------------------------------------------------------
   Total return (b)(c)(d)                        -56.38%    -57.00%   -30.70%   -43.03%   -48.17%   -25.99%     69.56%    13.38%
--------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
   Net assets (dollars in
      thousands), end
      of period                                 $   540   $  2,348   $ 4,699   $16,197   $46,136   $89,044   $ 71,233   $ 7,270
   Ratio of expenses to
      average net assets (b)(e):
   Before expense
       reimbursement                               2.88%      2.68%     2.67%     2.32%     2.17%     2.01%      2.20%     2.73%
   After expense
      reimbursement                                2.25%      2.25%     2.25%     2.25%     2.17%     2.01%      2.18%     2.25%
   Ratio of net investment
      income (loss) to
      average net assets (b)(e)                  (2.19%)    (2.00%)   (1.73%)   (1.69%)   (1.69%)   (1.64%)    (1.52%)   (0.78%)


                                                         CONSECO  EQUITY  FUND                      CONSECO  LARGE-CAP  FUND

CLASS B SHARES                            2002      2001       2000       1999       1998 (H)   2002      2001      2000 (F)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value per share,
   beginning of period                     $  8.54   $    9.63   $ 16.13   $  12.47   $ 11.09   $  6.55   $   8.41   $ 10.00
Income from investment
   operations (a):
   Net investment income (loss)              (0.06)      (0.05)    (0.20)     (0.14)    (0.06)    (0.10)     (0.08)    (0.01)
   Net realized gains (losses)
      and change in unrealized
      appreciation or depreciation
      on investments                         (1.15)      (1.04)     0.38       7.07      1.75     (1.73)     (1.78)    (1.58)
-----------------------------------------------------------------------------------------------------------------------------
Total income (loss) from
      investment operations                  (1.21)      (1.09)     0.18       6.93      1.69     (1.83)     (1.86)    (1.59)
-----------------------------------------------------------------------------------------------------------------------------
Distributions:
   Dividends from net
      investment income                        .--         .--       .--        .--     (0.01)      .--        .--       .--
   Distributions of net
      realized gains                           .--    (0.00)(m)    (6.68)     (3.27)    (0.30)      .--        .--       .--
-----------------------------------------------------------------------------------------------------------------------------
   Total distributions                         .--       (0.00)    (6.68)     (3.27)    (0.31)      .--        .--       .--
-----------------------------------------------------------------------------------------------------------------------------
   Net asset value per share,
      end of period                        $  7.33   $    8.54   $  9.63   $  16.13   $ 12.47   $  4.72   $   6.55   $  8.41
-----------------------------------------------------------------------------------------------------------------------------
   Total return (b)(c)(d)                   -14.17%     -11.30%     4.44%     55.63%    15.20%   -27.94%    -22.12%   -15.90%
-----------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
   Net assets (dollars in
      thousands), end of period            $15,956   $  22,075   $19,621   $  3,489   $ 1,634   $ 2,102   $  5,439   $ 8,096
   Ratio of expenses to average
      net assets (b)(e):
   Before expense
      reimbursement                           2.09%       2.10%     1.97%      2.16%     4.85%     2.60%      2.46%     2.56%
   After expense
      reimbursement                           2.00%       2.00%     1.97%      2.00%     2.00%     2.00%      2.00%     2.00%
   Ratio of net investment
      income (loss) to
      average net assets (b)(e)             (0.59%)     (0.58%)   (1.30%)    (1.33%)   (0.60%)   (1.14%)    (1.30%)   (0.66%)

(a) Per share amounts presented are based on an average of monthly shares outstanding for the periods ended December 31, 2000 and 1998. Per share amounts for Conseco Convertible Securities Fund only are presented based on an average of monthly shares outstanding for the year ended December 31, 2001. Per share amounts for Conseco Large-Cap, Conseco Balanced and Conseco Fixed Income Funds only are presented based on an average of monthly shares outstanding for the year ended December 31, 2002.
(b) The Adviser and Administrator have contractually agreed to reimburse Fund expenses to the extent that the ratio of expenses to average net assets exceeds, on an annual basis, 2.25% for the Conseco Science & Technology and Conseco 20, 2.00% for the Conseco Equity, Conseco Large-Cap and Conseco Balanced 2.05% for the Conseco Convertible Securities, 1.90% for the Conseco High Yield and 1.60% for the Conseco Fixed Income Funds. These contractual limits may be discontinued at any time after April 30, 2004.
(c) Total return figures do not include sales charges; results would be lower if sales charges were included.
(d)  Not  annualized  for  periods  of  less  than  one  full  year.

                                       38
--------------------------------------------------------------------------------



             CONSECO  BALANCED  FUND                  CONSECO  CONVERTIBLE  SECURITIES  FUND

2002        2001      2000     1999    1998 (I)    2002      2001      2000      1999    1998 (J)
-------------------------------------------------------------------------------------------------
9.98. .    $ 10.92   $ 13.38   $11.61   $  11.20   $ 9.56   $ 11.74   $ 14.88   $ 11.00   $  10.00

0.18 . .     0.20      0.19     0.12       0.19     0.27      0.24      0.34      0.06       0.08


(1.45) .    (0.94)     0.66     3.18       0.57    (1.00)    (1.63)    (1.07)     4.21       1.00
--------------------------------------------------------------------------------------------------
(1.27) .    (0.74)     0.85     3.30       0.76    (0.73)    (1.39)    (0.73)     4.27       1.08
--------------------------------------------------------------------------------------------------

(0.22) .    (0.20)    (0.21)   (0.18)     (0.22)   (0.25)    (0.30)    (0.29)    (0.24)     (0.08)
..--. . .      .--     (3.10)   (1.35)     (0.13)     .--     (0.49)    (2.12)    (0.15)       .--
--------------------------------------------------------------------------------------------------
(0.22) .      .--     (3.31)   (1.53)     (0.35)   (0.25)    (0.79)    (2.41)    (0.39)     (0.08)
--------------------------------------------------------------------------------------------------
 8.49. .  $  9.98   $ 10.92   $13.38   $  11.61   $ 8.58   $  9.56   $ 11.74   $ 14.88   $  11.00
--------------------------------------------------------------------------------------------------
-12.89%.    -6.79%     6.79%   28.79%      6.83%   -7.61%   -11.77%    -4.07%    39.40%     10.89%
--------------------------------------------------------------------------------------------------

12,345.  $20,279   $13,958   $2,854   $  1,301   $9,438   $17,903   $30,872   $13,690   $      1

2.18%. .     2.18%     2.24%    2.46%      3.93%    2.48%     2.40%     2.20%     2.45%    154.76%
2.00%. .     2.00%     2.00%    2.00%      2.00%    2.05%     2.05%     2.05%     2.05%      2.05%

2.12%. .     1.93%     1.42%    1.37%      2.09%    3.00%     2.65%     1.99%     1.61%      3.02%


               CONSECO HIGH YIELD FUND                             CONSECO FIXED INCOME FUND

2002        2001      2000      1999    1998 (K)     2002      2001     2000     1999    1998 (L)
--------------------------------------------------------------------------------------------------
7.71. .  $  8.16   $  9.97   $  9.97   $  10.44   $ 10.10   $  9.91   $ 9.59   $10.19   $  10.24

0.75 . .     0.76      0.73      0.55       0.60      0.50      0.51     0.58     0.41       0.36


(0.67) .    (0.43)    (1.80)     0.28      (0.48)    (0.04)     0.29     0.32    (0.46)      0.14
--------------------------------------------------------------------------------------------------
0.08 . .     0.33     (1.07)     0.83       0.12      0.46      0.80     0.90    (0.05)      0.50
--------------------------------------------------------------------------------------------------

(0.75) .    (0.78)    (0.74)    (0.83)     (0.59)    (0.54)    (0.51)   (0.58)   (0.52)     (0.45)
..--. . .      .--       .--       .--        .--       .--     (0.10)     .--    (0.03)     (0.10)
--------------------------------------------------------------------------------------------------
(0.75) .    (0.78)    (0.74)    (0.83)     (0.59)    (0.54)    (0.61)   (0.58)   (0.55)     (0.55)
--------------------------------------------------------------------------------------------------
7.04. .  $  7.71   $  8.16   $  9.97   $   9.97   $ 10.02   $ 10.10   $ 9.91   $ 9.59   $  10.19
--------------------------------------------------------------------------------------------------
1.49%. .     4.17%   -11.31%     8.57%      1.12%     4.64%     8.16%    9.74%   -0.49%      4.97%
--------------------------------------------------------------------------------------------------

35,654.  $48,857   $41,319   $47,433   $ 11,271   $35,087   $38,793   $9,340   $5,230   $  2,619

2.11%. .     2.11%     2.08%     2.16%      2.75%     1.82%     1.80%    1.79%    1.99%      2.77%
1.90%. .     1.90%     1.90%     1.90%      1.90%     1.60%     1.60%    1.60%    1.60%      1.60%

10.36% .     9.45%     7.93%     8.43%      7.27%     5.23%     4.98%    6.07%    5.34%      4.83%

(e)  Annualized  for  periods  of  less  than  one  full  year.
(f) Period from July 1, 2000 (commencement of operations) through December 31, 2000.
(g) Period from February 18, 1998 (commencement of operations) through December 31, 1998.
(h) Period from January 28, 1998 (commencement of operations) through December 31, 1998.
(i) Period from February 10, 1998 (commencement of operations) through December 31, 1998.
(j) Period from September 28, 1998 (commencement of operations) through December 31 ,1998.
(k) Period from February 19, 1998 (commencement of operations) through December 31, 1998.
(l) Period from March 20, 1998 (commencement of operations) through December 31, 1998.
(m)  Amount  calculated  is  less  than  $0.005  per  share.


                                       39
--------------------------------------------------------------------------------


                                              CONSECO  SCIENCE  &  TECHNOLOGY  FUND              CONSECO  20  FUND

CLASS C SHARES                                 2002       2001     2000 (F)   2002      2001      2000      1999    1998 (G)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value per share,
   beginning of period                          $  2.99   $   6.92   $ 10.00   $  5.98   $ 11.52   $ 20.46   $  12.75   $ 11.82
Income from investment operations (a):
   Net investment income (loss)                   (0.06)     (0.06)    (0.05)    (0.10)    (0.12)    (0.39)     (0.09)    (0.07)
   Net realized gains (losses)
      and change in unrealized
      appreciation or depreciation
      on investments                              (1.63)     (3.87)    (3.03)    (2.48)    (5.42)    (5.13)      8.96      1.00
---------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from
   investment operations                          (1.69)     (3.93)    (3.08)    (2.58)    (5.54)    (5.52)      8.87      0.93
---------------------------------------------------------------------------------------------------------------------------------
Distributions:
   Dividends from net investment income             .--        .--       .--       .--       .--       .--        .--       .--
   Distributions of net realized gains              .--        .--       .--       .--       .--     (3.42)     (1.16)      .--
---------------------------------------------------------------------------------------------------------------------------------
   Total distributions                              .--        .--       .--       .--       .--     (3.42)     (1.16)      .--
---------------------------------------------------------------------------------------------------------------------------------
   Net asset value per share,
      end of period                             $  1.30   $   2.99   $  6.92   $  3.40   $  5.98   $ 11.52   $  20.46   $ 12.75
---------------------------------------------------------------------------------------------------------------------------------
   Total return (b)(c)(d)                        -56.52%    -56.79%   -30.80%   -42.98%   -48.09%   -26.02%     69.54%     7.87%
---------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
   Net assets (dollars in
      thousands), end
      of period                                 $ 1,240   $  4,684   $ 5,122   $15,359   $40,383   $64,272   $ 37,093   $ 2,982
   Ratio of expenses to average
      net assets (b)(e):
   Before expense
      reimbursement                                2.88%      2.68%     2.67%     2.32%     2.17%     2.01%      2.20%     2.72%
   After expense
      reimbursement                                2.25%      2.25%     2.25%     2.25%     2.17%     2.01%      2.18%     2.25%
   Ratio of net investment
      income (loss) to
      average net assets (b)(e)                  (2.19%)    (2.00%)   (1.73%)   (1.69%)   (1.69%)   (1.64%)    (1.52%)   (0.81%)


                                                               CONSECO  EQUITY  FUND                  CONSECO  LARGE-CAP  FUND

CLASS C SHARES                                2002       2001       2000        1999    1998 (H)     2002      2001    2000 (F)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value per share,
   beginning of period                         $  8.55   $     9.63   $ 16.12   $  12.54   $ 11.98   $  6.56   $   8.42   $ 10.00
Income from investment operations (a):
   Net investment income (loss)                  (0.06)       (0.04)    (0.20)     (0.07)    (0.06)    (0.10)     (0.10)    (0.01)
   Net realized gains (losses)
      and change in unrealized
      appreciation or depreciation
       on investments                            (1.15)       (1.04)     0.39       7.02      0.93     (1.74)     (1.76)    (1.57)
---------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from
   investment operations                         (1.21)       (1.08)     0.19       6.95      0.87     (1.84)     (1.86)    (1.58)
---------------------------------------------------------------------------------------------------------------------------------
Distributions:
   Dividends from net
      investment income                            .--          .--       .--        .--     (0.01)      .--        .--       .--
   Distributions of net
      realized gains                               .--    (0.00) (m)    (6.68)     (3.37)    (0.30)      .--        .--       .--
---------------------------------------------------------------------------------------------------------------------------------
   Total distributions                             .--        (0.00)    (6.68)     (3.37)    (0.31)      .--        .--       .--
---------------------------------------------------------------------------------------------------------------------------------
   Net asset value per share,
      end of period                            $  7.34   $     8.55   $  9.63   $  16.12   $ 12.54   $  4.72   $   6.56   $  8.42
---------------------------------------------------------------------------------------------------------------------------------
   Total return (b)(c)(d)                       -14.15%      -11.19%     4.51%     55.89%     7.21%   -28.05%    -22.09%   -15.80%
---------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
   Net assets (dollars in
      thousands), end of period                $16,329   $   20,055   $13,793   $  2,972   $   616   $ 1,858   $  4,825   $ 7,513
   Ratio of expenses to average
      net assets (b)(e):
    Before expense
      reimbursement                               2.09%        2.10%     1.97%      2.16%     8.51%     2.60%      2.46%     2.56%
   After expense
      reimbursement                               2.00%        2.00%     1.97%      2.00%     2.00%     2.00%      2.00%     2.00%
   Ratio of net investment
      income (loss) to
      average net assets (b)(e)                 (0.59%)      (0.57%)   (1.30%)    (1.33%)   (0.68%)   (1.14%)    (1.30%)   (0.66%)

(a) Per share amounts presented are based on an average of monthly shares outstanding for the periods ended December 31, 2000 and 1998. Per share amounts for Conseco Convertible Securities Fund only are presented based on an average of monthly shares outstanding for the year ended December 31, 2001. Per share amounts for Conseco Large-Cap, Conseco Balanced and Conseco Fixed Income Funds only are presented based on an average of monthly shares outstanding for the year ended December 31, 2002.
(b) The Adviser and Administrator have contractually agreed to reimburse Fund expenses to the extent that the ratio of expenses to average net assets exceeds, on an annual basis, 2.25% for the Conseco Science & Technology and Conseco 20, 2.00% for the Conseco Equity, Conseco Large-Cap and Conseco Balanced 2.05% for the Conseco Convertible Securities, 1.90% for the Conseco High Yield and 1.60% for the Conseco Fixed Income Funds. These contractual limits may be discontinued at any time after April 30, 2004.
(c) Total return figures do not include sales loads; results would be lower if sales charges were included.
(d)  Not  annualized  for  periods  of  less  than  one  full  year.

                                       40
--------------------------------------------------------------------------------


          CONSECO  BALANCED  FUND                    CONSECO  CONVERTIBLE  SECURITIES  FUND

2002      2001     2000     1999    1998 (I)    2002      2001      2000     1999    1998 (J)
-----------------------------------------------------------------------------------------------
10.06 .  $ 11.01   $13.46   $11.66   $  11.31   $ 9.60   $ 11.78   $ 14.91   $11.00   $  10.00

0.18 . .     0.19     0.19     0.13       0.20     0.28      0.24      0.34     0.06       0.08


(1.46) .    (0.94)    0.66     3.20       0.48    (1.02)    (1.63)    (1.06)    4.23       1.00
-----------------------------------------------------------------------------------------------
(1.28) .    (0.75)    0.85     3.33       0.68    (0.74)    (1.39)    (0.72)    4.29       1.08

-----------------------------------------------------------------------------------------------
(0.22) .    (0.20)   (0.20)   (0.18)     (0.20)   (0.25)    (0.30)    (0.29)   (0.23)     (0.08)
..--. . .      .--    (3.10)   (1.35)     (0.13)     .--     (0.49)    (2.12)   (0.15)       .--
-----------------------------------------------------------------------------------------------
(0.22) .    (0.20)   (3.30)   (1.53)     (0.33)   (0.25)    (0.79)    (2.41)   (0.38)     (0.08)
-----------------------------------------------------------------------------------------------
8.56. .  $ 10.06   $11.01   $13.46   $  11.66   $ 8.61   $  9.60   $ 11.78   $14.91   $  11.00
-----------------------------------------------------------------------------------------------
-12.94%.    -6.77%    6.79%   28.81%      6.10%   -7.68%   -11.72%    -3.99%   39.52%     10.89%
-----------------------------------------------------------------------------------------------


13,026.  $28,946   $8,487   $2,264   $  1,197   $3,701   $ 7,417   $11,919   $4,107   $      1

2.18%. .     2.18%    2.24%    2.46%      3.40%    2.48%     2.40%     2.20%    2.45%    154.76%
2.00%. .     2.00%    2.00%    2.00%      2.00%    2.05%     2.05%     2.05%    2.05%      2.05%

2.12%. .     1.93%    1.42%    1.37%      2.08%    3.00%     2.65%     1.99%    1.61%      3.02%



          CONSECO  HIGH  YIELD  FUND                       CONSECO  FIXED  INCOME  FUND

2002      2001      2000      1999    1998 (K)     2002      2001     2000     1999    1998 (L)
-----------------------------------------------------------------------------------------------
7.70. .  $  8.15   $  9.95   $  9.95   $  10.44   $ 10.15   $  9.95   $ 9.63   $10.23   $  10.13

0.75 .      0.75      0.73      0.50       0.59      0.50      0.51     0.58     0.41       0.38


(0.67) .    (0.42)    (1.79)     0.33      (0.50)    (0.04)     0.30     0.32    (0.45)      0.26
-----------------------------------------------------------------------------------------------
0.08 . .     0.33     (1.06)     0.83       0.09      0.46      0.81     0.90    (0.04)      0.64
-----------------------------------------------------------------------------------------------

(0.75) .    (0.78)    (0.74)    (0.83)     (0.58)    (0.54)    (0.51)   (0.58)   (0.53)     (0.44)
..--. . .      .--       .--       .--        .--       .--     (0.10)     .--    (0.03)     (0.10)
-----------------------------------------------------------------------------------------------
(0.75) .    (0.78)    (0.74)    (0.83)     (0.58)    (0.54)    (0.61)   (0.58)   (0.56)     (0.54)
-----------------------------------------------------------------------------------------------
7.03. .  $  7.70   $  8.15   $  9.95   $   9.95   $ 10.07   $ 10.15   $ 9.95   $ 9.63   $  10.23
-----------------------------------------------------------------------------------------------
1.49%. .     4.18%   -11.22%     8.60%      0.88%     4.69%     8.26%    9.69%   -0.47%      6.44%

-----------------------------------------------------------------------------------------------
16,538.  $25,532   $18,645   $18,541   $  3,685   $35,719   $57,239   $5,171   $2,655   $    539

2.11%. .     2.11%     2.08%     2.16%      3.03%     1.82%     1.80%    1.79%    1.99%      5.91%
1.90%. .     1.90%     1.90%     1.90%      1.90%     1.60%     1.60%    1.60%    1.60%      1.60%

10.36% .     9.45%     7.93%     8.43%      7.22%     5.23%     4.98%    6.07%    5.34%      4.98%

(e)  Annualized  for  periods  of  less  than  one  full  year.
(f) Period from July 1, 2000 (commencement of operations) through December 31, 2000.
(g) Period from March 10, 1998 (commencement of operations) through December 31, 1998.
(h) Period from February 19, 1998 (commencement of operations) through December 31, 1998.
(i) Period from February 13, 1998 (commencement of operations) through December 31, 1998.
(j) Period from September 28, 1998 (commencement of operations) through December 31 ,1998.
(k) Period from February 19, 1998 (commencement of operations) through December 31, 1998.
(l) Period from March 5, 1998 (commencement of operations) through December 31, 1998.
(m)  Amount calculated is less than $0.005 per share.

                                       41
--------------------------------------------------------------------------------



                                               CONSECO  SCIENCE  &  TECHNOLOGY  FUND                CONSECO  20  FUND

CLASS Y SHARES                                 2002    2001        2000 (F)   2002      2001      2000      1999    1998 (G)
------------------------------------------------------------------------------------------------------------------------------
Net asset value per share,
   beginning of period                         $  3.03   $   6.96   $ 10.00   $  6.13   $ 11.70   $ 20.49   $  12.68   $12.33
Income from investment operations (a):
   Net investment income (loss)                  (0.03)     (0.04)    (0.02)    (0.04)    (0.05)    (0.16)     (0.01)    0.04
   Net realized gains (losses)
      and change in unrealized
      appreciation or depreciation
      on investments                             (1.67)     (3.89)    (3.02)    (2.56)    (5.52)    (5.21)      9.04     0.31
------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from
   investment operations                         (1.70)     (3.93)    (3.04)    (2.60)    (5.57)    (5.37)      9.03     0.35
------------------------------------------------------------------------------------------------------------------------------
Distributions:
   Dividends from net
      investment income                            .--        .--       .--       .--       .--       .--        .--      .--
   Distributions of net
      realized gains                               .--        .--       .--       .--       .--     (3.42)     (1.22)     .--
------------------------------------------------------------------------------------------------------------------------------
   Total distributions                             .--        .--       .--       .--       .--     (3.42)     (1.22)     .--
------------------------------------------------------------------------------------------------------------------------------
   Net asset value per share,
      end of period                            $  1.33   $   3.03   $  6.96   $  3.53   $  6.13   $ 11.70   $  20.49   $12.68
------------------------------------------------------------------------------------------------------------------------------
   Total return (b)(c)(d)                       -56.11%    -56.47%   -30.40%   -42.41%   -47.61%   -25.23%     71.36%    2.84%
------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
   Net assets (dollars in
      thousands), end
      of period                                $   313   $  1,080   $ 2,242   $ 7,988   $20,149   $30,401   $ 55,806   $  172
   Ratio of expenses to
      average net assets (b)(e):
   Before expense
      reimbursement                               1.88%      1.68%     1.67%     1.32%     1.17%     1.01%      1.20%    3.77%
   After expense
      reimbursement                               1.25%      1.25%     1.25%     1.25%     1.17%     1.01%      1.18%    1.25%
   Ratio of net investment
      income (loss) to
      average net assets (b)(e)                 (1.19%)    (1.00%)   (0.73%)   (0.69%)   (0.69%)   (0.64%)    (0.52%)    0.62%


                                                     CONSECO  EQUITY  FUND                   CONSECO  LARGE-CAP  FUND

CLASS Y SHARES                                 2002     2001          2000      1999       1998       2002      2001
--------------------------------------------------------------------------------------------------------------------------
Net asset value per share,
   beginning of period                         $  9.09   $    10.16   $  16.47   $  12.67   $ 11.13   $  6.65   $   8.45
Income from investment operations (a):
   Net investment income (loss)                   0.04         0.03      (0.05)     (0.03)     0.05     (0.04)     (0.01)
   Net realized gains (losses) and
      change in unrealized
      appreciation or depreciation
      on investments                             (1.25)       (1.09)      0.42       7.24      1.83     (1.78)     (1.79)
--------------------------------------------------------------------------------------------------------------------------
   Total income (loss) from
      investment operations                      (1.21)       (1.06)      0.37       7.21      1.88     (1.82)     (1.80)
--------------------------------------------------------------------------------------------------------------------------
Distributions:
   Dividends from net
      investment income                          (0.01)       (0.01)       .--        .--     (0.04)      .--        .--
   Distributions of net
      realized gains                               .--    (0.00) (c)     (6.68)     (3.41)    (0.30)      .--        .--
--------------------------------------------------------------------------------------------------------------------------
   Total distributions                           (0.01)       (0.01)     (6.68)     (3.41)    (0.34)      .--        .--
--------------------------------------------------------------------------------------------------------------------------
   Net asset value per share,
      end of period                            $  7.87   $     9.09   $  10.16   $  16.47   $ 12.67   $  4.83   $   6.65
--------------------------------------------------------------------------------------------------------------------------
   Total return (b)(c)(d)                       -13.33%      -10.38%      5.51%     57.13%    16.82%   -27.37%    -21.30%
--------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
   Net assets (dollars in
      thousands), end of period                $62,544   $   87,671   $106,512   $110,008   $60,816   $   606   $  2,064
   Ratio of expenses to
      average net assets (b)(e):
   Before expense
      reimbursement                               1.09%        1.10%      0.97%      1.16%     1.42%     1.60%      1.46%
   After expense
      reimbursement                               1.00%        1.00%      0.97%      1.00%     1.00%     1.00%      1.00%
   Ratio of net investment
      income (loss) to
      average net assets (b)(e)                   0.41%        0.42%    (0.30%)    (0.33%)     0.40%   (0.14%)    (0.30%)

                                         2000 (F)\
--------------------------------------------------
CLASS Y SHARES
Net asset value per share,
   beginning of period. . . . . . . . .  $ 10.00
Income from investment operations (a):
   Net investment income (loss) . . . .      .--
   Net realized gains (losses) and
      change in unrealized
      appreciation or depreciation
      on investments. . . . . . . . . .    (1.55)
--------------------------------------------------
   Total income (loss) from
      investment operations . . . . . .    (1.55)
--------------------------------------------------
Distributions:
   Dividends from net
      investment income . . . . . . . .      .--
   Distributions of net
      realized gains. . . . . . . . . .      .--
--------------------------------------------------
   Total distributions. . . . . . . . .      .--
--------------------------------------------------
   Net asset value per share,
      end of period . . . . . . . . . .  $  8.45
--------------------------------------------------
   Total return (b)(c)(d) . . . . . . .   -15.50%
--------------------------------------------------
Ratios/supplemental data:
   Net assets (dollars in
      thousands), end of period . . . .  $ 1,268
   Ratio of expenses to
      average net assets (b)(e):
   Before expense
      reimbursement . . . . . . . . . .     1.56%
   After expense
      reimbursement . . . . . . . . . .     1.00%
   Ratio of net investment
      income (loss) to
      average net assets (b)(e) . . . .     0.34%

(a) Per share amounts presented are based on an average of monthly shares outstanding for the periods ended December 31, 2000 and 1998. Per share amounts for Conseco Convertible Securities Fund only are presented based on an average of monthly shares outstanding for the year ended December 31, 2001. Per share amounts for Conseco Large-Cap, Conseco Balanced and Conseco Fixed Income Funds only are presented based on an average of monthly shares outstanding for the year ended December 31, 2002.
(b) The Adviser and Administrator have contractually agreed to reimburse Fund expenses to the extent that the ratio of expenses to average net assets exceeds, on an annual basis, 1.25% for the Conseco Science & Technology and Conseco 20, 1.00 % for the Conseco Equity, Conseco Large-Cap and Conseco Balanced 1.05% for the Conseco Convertible Securities, 0.90% for the Conseco High Yield and 0.60% for the Conseco Fixed Income Funds. These contractual limits may be discontinued at any time after April 30, 2004.

                                       42
--------------------------------------------------------------------------------



          CONSECO  BALANCED  FUND                    CONSECO  CONVERTIBLE  SECURITIES  FUND

2002     2001      2000     1999      1998      2002     2001     2000      1999      1998 (H)
10.22 .  $ 11.17   $ 13.59   $11.75   $10.78    $ 9.62   $ 11.81   $14.94   $ 11.00   $  10.00

0.28 . .     0.31      0.34     0.24     0.32     0.36      0.35     0.51      0.04       0.11


(1.50) .    (0.96)     0.66     3.24     1.06    (1.01)    (1.64)   (1.08)     4.38       1.00
-----------------------------------------------------------------------------------------------
(1.22) .    (0.65)     1.00     3.48     1.38    (0.65)    (1.29)   (0.57)     4.42       1.11
-----------------------------------------------------------------------------------------------

(0.32) .    (0.30)    (0.32)   (0.29)   (0.28)   (0.33)    (0.41)   (0.44)    (0.33)     (0.11)
..- . . .       .-     (3.10)   (1.35)   (0.13)      .-     (0.49)   (2.12)    (0.15)        .-
-----------------------------------------------------------------------------------------------
(0.32) .    (0.30)    (3.42)   (1.64)   (0.41)   (0.33)    (0.90)   (2.56)    (0.48)     (0.11)
-----------------------------------------------------------------------------------------------
8.68. .  $ 10.22   $ 11.17   $13.59   $11.75   $ 8.64   $  9.62   $11.81   $ 14.94   $  11.00
-----------------------------------------------------------------------------------------------
-12.06%.    -5.83%     7.82%   30.07%   12.90%   -6.70%   -10.87%   -3.04%    40.91%     11.17%
-----------------------------------------------------------------------------------------------


8,609 .  $16,912   $15,784   $9,186   $4,138   $3,338   $ 5,475   $9,787   $30,357   $      1

1.18%. .     1.18%     1.24%    1.46%    2.19%    1.48%     1.40%    1.20%     1.45%    149.31%
1.00%. .     1.00%     1.00%    1.00%    1.00%    1.05%     1.05%    1.05%     1.05%      1.05%

3.12%. .     2.93%     2.42%    2.37%    2.67%    4.00%     3.65%    2.99%     2.61%      3.87%


          CONSECO  HIGH  YIELD  FUND                       CONSECO  FIXED  INCOME  FUND

2002     2001     2000      1999      1998 (I)   2002      2001      2000      1999      1998
7.79 .  $  8.24   $ 10.03   $ 10.02   $  10.49   $ 10.17   $  9.98   $  9.64   $ 10.25   $ 10.15

0.84. .     0.82      0.90      0.45       0.62      0.61      0.61      0.69      0.58      0.65


(0.68).    (0.41)    (1.86)     0.48      (0.48)    (0.04)     0.28      0.32     (0.54)     0.17
-----------------------------------------------------------------------------------------------
0.16. .     0.41     (0.96)     0.93       0.14      0.57      0.89      1.01      0.04      0.82
-----------------------------------------------------------------------------------------------

(0.82).    (0.86)    (0.83)    (0.92)     (0.61)    (0.64)    (0.60)    (0.67)    (0.62)    (0.60)
..-. . .       .-        .-        .-         .-        .-     (0.10)       .-     (0.03)    (0.12)
-----------------------------------------------------------------------------------------------
(0.82).    (0.86)    (0.83)    (0.92)     (0.61)    (0.64)    (0.70)    (0.67)    (0.65)    (0.72)
-----------------------------------------------------------------------------------------------
7.13 .  $  7.79   $  8.24   $ 10.03   $  10.02   $ 10.10   $ 10.17   $  9.98   $  9.64   $ 10.25
-----------------------------------------------------------------------------------------------
2.64% .     5.15%   -10.14%     9.64%      1.36%     5.75%     9.20%    10.96%     0.38%     8.32%
-----------------------------------------------------------------------------------------------

9,648.  $11,913   $ 7,388   $24,021   $  1,237   $30,711   $48,376   $27,189   $27,044   $14,403

1.11% .     1.11%     1.08%     1.16%      3.24%     0.82%     0.80%     0.79%     0.99%     1.46%
0.90% .     0.90%     0.90%     0.90%      0.90%     0.60%     0.60%     0.60%     0.60%     0.60%

11.36%.    10.45%     8.93%     9.43%      7.66%     6.23%     5.98%     7.07%     6.34%     6.26%

(c)  Amount  calculated  is  less  than  $0.005  per  share.
(d)  Not  annualized  for  periods  of  less  than  one  full  year.
(e)  Annualized  for  periods  of  less  than  one  full  year.
(f) Period from July 1, 2000 (commencement of operations) through December 31, 2000.
(g) Period from April 6, 1998 (commencement of operations) through December 31, 1998.
(h) Period from September 28, 1998 (commencement of operations) through December 31, 1998.
(h) Period from March 2, 1998 (commencement of operations) through December 31, 1998.

                                       43
--------------------------------------------------------------------------------

For  the  year  or  period  ended  December  31

SUPPLEMENTAL  DATA  FOR  ALL  CLASSES:


                                         CONSECO            CONSECO         CONSECO        CONSECO
                                        SCIENCE &             20             EQUITY       LARGE-CAP
                                     TECHNOLOGY FUND         FUND             FUND           FUND
---------------------------------------------------------------------------------------------------

NET ASSETS (dollars in thousands):
2002 . . . . . . . . . . . . . . .  $          5,871   $         48,321   $   102,118   $       5,512
2001 . . . . . . . . . . . . . . .            24,188            130,603       144,068          21,746
2000 . . . . . . . . . . . . . . .            31,913            217,156       155,135          30,614
1999 . . . . . . . . . . . . . . .               n/a            217,595       145,950             n/a
1998 . . . . . . . . . . . . . . .               n/a             44,269        89,270             n/a

PORTFOLIO TURNOVER RATE
2002 . . . . . . . . . . . . . . .                41%                 9%          108%             78%
2001 . . . . . . . . . . . . . . .                39%                 8%          120%             85%
2000 . . . . . . . . . . . . . . .            263%(a)               449%          440%         190%(a)
1999 . . . . . . . . . . . . . . .                n/a               280%          364%            n/a
1998 . . . . . . . . . . . . . . .                n/a               412%          350%            n/a

SUPPLEMENTAL DATA FOR ALL CLASSES:

                                        CONSECO            CONSECO            CONSECO       CONSECO
                                       BALANCED          CONVERTIBLE        HIGH YIELD    FIXED INCOME
                                         FUND           SECURITIES FUND        FUND           FUND
------------------------------------------------------------------------------------------------------

NET ASSETS (dollars in thousands):
2002 . . . . . . . . . . . . . . .  $         38,185   $         19,116   $   105,899   $     116,971
2001 . . . . . . . . . . . . . . .            88,939             35,278       114,013         209,711
2000 . . . . . . . . . . . . . . .            62,539             67,601        87,040          74,393
1999 . . . . . . . . . . . . . . .            46,236             71,081       132,588          65,610
1998 . . . . . . . . . . . . . . .            32,700             27,614        44,392          48,245

PORTFOLIO TURNOVER RATE

2002 . . . . . . . . . . . . . . .               183%               185%          229%            438%
2001 . . . . . . . . . . . . . . .               226%               280%          197%            744%
2000 . . . . . . . . . . . . . . .               386%               187%          256%            342%
1999 . . . . . . . . . . . . . . .               321%               115%          312%            361%
1998 . . . . . . . . . . . . . . .               341%             13%(b)          432%            421%

(a) Period from July 1, 2000 (commencement of operations) through December 31, 2000 for the Conseco Science & Technology Fund and the Conseco Large-Cap Fund.
(b) Period from September 28, 1998 (commencement of operations) through December 31, 1998 for the Conseco Convertible Securities Fund.

                                       44
--------------------------------------------------------------------------------

Thanks for taking the time to carefully review this prospectus. To begin investing in the Conseco Fund Group family of mutual funds, please fill out the enclosed application. If you need an additional prospectus, you may contact the shareholder services line at 800-986-3384.

--------------------------------------------------------------------------------

FOR  MORE  INFORMATION

More information on the Conseco Fund Group is available free upon request:

SHAREHOLDER  REPORTS

Additional information about the funds' investments is available in the funds' annual and semi-annual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their most recent fiscal year.

STATEMENT  OF  ADDITIONAL  INFORMATION  (SAI)

The SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference into (is legally considered part of) this prospectus. The SAI provides more details about each fund and its policies.

To  obtain  a  shareholder  report,  SAI  or  other  information:

BY  TELEPHONE
CALL  800-986-3384

BY  MAIL
CONSECO  FUND  GROUP
ATTN:  ADMINISTRATIVE  OFFICES
11815  N.  PENNSYLVANIA  STREET,  K1B
CARMEL,  IN  46032

ON  THE  INTERNET
Text-only versions of the prospectuses and other documents pertaining to the Funds can be viewed online or downloaded from:

SEC
HTTP://WWW.SEC.GOV

CONSECO  FUND  GROUP
HTTP://WWW.CONSECOFUNDS.COM

Information about the funds (including the SAI) can also be reviewed and copied at the SEC's public reference room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202/942-8090. Reports and other information about the Funds are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by emailing the SEC at publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

Registration  number:  811-07839
ABCY-1-5/03

--------------------------------------------------------------------------------
1


                       STATEMENT OF ADDITIONAL INFORMATION

                               CONSECO FUND GROUP




CONSECO SCIENCE & TECHNOLOGY FUND  CONSECO BALANCED FUND

CONSECO 20 FUND . . . . . . . . .  CONSECO CONVERTIBLE SECURITIES FUND

CONSECO EQUITY FUND . . . . . . .  CONSECO HIGH YIELD FUND

CONSECO LARGE-CAP FUND. . . . . .  CONSECO FIXED INCOME FUND




                           CLASS A, B, C AND Y SHARES


                                   MAY 1, 2003


This Statement of Additional Information ("SAI") is not a prospectus. It contains additional information about the Conseco Fund Group (the "Trust") and eight series of the Trust: Conseco Science & Technology Fund, Conseco 20 Fund, Conseco Equity Fund, Conseco Large-Cap Fund, Conseco Balanced Fund, Conseco Convertible Securities Fund, Conseco High Yield Fund and Conseco Fixed Income Fund (each a "Fund" and collectively the "Funds"). It should be read in conjunction with the Funds' Class A, B, C and Y Share prospectus (the
"Prospectus"), dated May 1, 2003. You may obtain a copy by contacting the Trust's Administrative Office, 11815 N. Pennsylvania Street, Carmel, Indiana 46032 or by phoning 800-986-3384.

                                TABLE OF CONTENTS




GENERAL INFORMATION . . . . . . . . . . . . . . . .   1
INVESTMENT RESTRICTIONS . . . . . . . . . . . . . .   1
INVESTMENT STRATEGIES . . . . . . . . . . . . . . .   5
TEMPORARY DEFENSIVE POSTIONS. . . . . . . . . . . .  10
PORTFOLIO TURNOVER. . . . . . . . . . . . . . . . .  11
DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES  11
INVESTMENT PERFORMANCE. . . . . . . . . . . . . . .  37
SECURITIES TRANSACTIONS . . . . . . . . . . . . . .  42
MANAGEMENT. . . . . . . . . . . . . . . . . . . . .  44
CODE OF ETHICS. . . . . . . . . . . . . . . . . . .  48
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES  54
FUND EXPENSES . . . . . . . . . . . . . . . . . . .  54
DISTRIBUTION ARRANGEMENTS . . . . . . . . . . . . .  55
PURCHASE, REDEMPTION AND PRICING OF SHARES. . . . .  61
INFORMATION ON CAPITALIZATION AND OTHER MATTERS . .  66
TAXES . . . . . . . . . . . . . . . . . . . . . . .  68
FINANCIAL STATEMENTS. . . . . . . . . . . . . . . .  74
APPENDIX A: SECURITIES RATINGS. . . . . . . . . . .  75

GENERAL  INFORMATION

The Trust was organized as a Massachusetts business trust on September 24, 1996. The Trust is an open-end management investment company registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Trust is a "series" type of mutual fund which issues eight separate series, each of which represents a separate portfolio of investments. Each Fund offers four classes of shares: Classes A, B, C and Y. Each class may have different expenses, which may affect performance. Conseco Capital Management, Inc. (the "Adviser" or "CCM") serves as the Trust's investment adviser.

There is no assurance that any of the Funds will achieve its investment objective. The various Funds may be used independently or in combination.

CCM employs sub-advisers to manage the assets of the Trust's equity funds. Throughout this SAI, in some circumstances, the word "Adviser" is a combined term used to describe both CCM, as the Adviser, and any sub-adviser currently managing assets pursuant to an investment sub-advisory contract on behalf of a Conseco Fund Group fund.

INVESTMENT  RESTRICTIONS

The Trust has adopted the following policies relating to the investment of assets of the Funds, and their activities. These are fundamental policies and may not be changed without the approval of the holders of a "majority" of the outstanding shares of the affected Fund. Under the 1940 Act, the vote of such a "majority" means the vote of the holders of the lesser of (i) 67 percent of the shares or interests represented at a meeting at which more than 50 percent of the outstanding shares or interests are represented or (ii) more than 50 percent of the outstanding shares or interests. A change in policy affecting only one Fund may be effected with the approval of the holders of a majority of the outstanding shares of the Fund. Except for the limitation on borrowing, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered to be violated unless the percentage limitation is exceeded immediately after, and because of, a transaction by a Fund.

CONSECO SCIENCE & TECHNOLOGY, CONSECO 20, CONSECO LARGE-CAP, CONSECO CONVERTIBLE SECURITIES, AND CONSECO HIGH YIELD FUNDS.

The Conseco Science & Technology, Conseco 20, Conseco Large-Cap, Conseco Convertible Securities and Conseco High Yield Funds may not (except as noted):

1. Purchase or sell commodities or commodity contracts except that a Fund may purchase or sell options, futures contracts, and options on futures contracts and may engage in interest rate and foreign currency transactions;

2. Borrow money, except that a Fund may: (a) borrow from banks, and (b) enter into reverse repurchase agreements, provided that (a) and (b) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings); and except that a Fund may borrow from any person up to 5% of its total assets (not including the amount borrowed) for temporary purposes (but not for leverage or the purchase of investments);

3. Underwrite securities of other issuers except to the extent that a Fund may be deemed an underwriter under the Securities Act of 1933 (the "1933 Act") in connection with the purchase or sale of portfolio securities;

4. With respect to 75% of the Conseco Large-Cap, Conseco Convertible Securities and the Conseco High Yield Funds' total assets, purchase the securities of any issuer if (a) more than 5% of Fund's total assets would be invested in the securities of that issuer or (b) the Fund would own more than 10% of the outstanding voting securities of that issuer; this restriction does not apply to U.S. Government securities (as defined in the Prospectus);

5. Purchase any security if thereafter 25% or more of the total assets of the Fund would be invested in securities of issuers having their principal business activities in the same industry; this restriction does not apply to U.S. Government securities (as defined in the Prospectus);

6. Purchase or sell real estate, except that a Fund may purchase securities which are issued by companies which invest in real estate or which are secured by real estate or interests therein;

7. Make loans of its assets if, as a result, more than 33-1/3% of the Fund's total assets would be lent to other parties except through (a) entering into repurchase agreements and (b) purchasing debt instruments; or

8.   Issue  any  senior  security,  except  as  permitted  under  the  1940 Act.

CONSECO  EQUITY,  CONSECO  BALANCED  AND  CONSECO  FIXED  INCOME  FUNDS

The Conseco Equity, Conseco Balanced and Conseco Fixed Income Funds may not (except as noted):

1. Purchase securities on margin, except that Funds engaged in transactions in options, futures, and options on futures may make margin deposits in connection with those transactions, and except that effecting short sales against the box will not be deemed to constitute a purchase of securities on margin;

2. Purchase or sell commodities or commodity contracts (which, for the purpose of this restriction, shall not include foreign currency futures or forward currency contracts), except: (a) any Fund may engage in interest rate futures contracts, stock index futures, futures contracts based on other financial instruments, and options on such futures contracts; and (b)
     Conseco  Balanced  Fund  may  engage  in  futures  contracts  on  gold;

3.   Borrow money or pledge, mortgage, or assign assets, except that a Fund may:
     (a) borrow from banks, but only if immediately after each borrowing and continuing thereafter it will have an asset coverage of at least 300 percent; (b) enter into reverse repurchase agreements, options, futures, options on futures contracts, foreign currency futures contracts and forward currency contracts as described in the Prospectus and in this SAI. (The deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for future contracts, and options on futures contracts and foreign currency futures and forward currency contracts will not be deemed to be pledges of a Fund's assets);

4.   Underwrite  securities  of  other  issuers;

5. With respect to 75% of a Fund's total assets, invest more than 5% of the value of its assets in the securities of any one issuer if thereafter the Fund in question would have more than 5% of its assets in the securities of any issuer or would own more than 10% of the outstanding voting securities of such issuer; this restriction does not apply to U.S. Government securities (as defined in the Prospectus);

6. Invest in securities of a company for the purpose of exercising control or management;

7. Write, purchase or sell puts, calls or any combination thereof, except that the Funds may write listed covered or secured calls and puts and enter into closing purchase transactions with respect to such calls and puts if, after writing any such call or put, not more than 25% of the assets of the Fund are subject to covered or secured calls and puts, and except that the Funds may purchase calls and puts with a value of up to 5% of each such Fund's net assets;

8. Participate on a joint or a joint and several basis in any trading account in securities;

9. Invest in the securities of issuers in any one industry if thereafter more than 25% of the assets of the Fund in question would be invested in securities of issuers in that industry; investing in cash items, U.S.
     Government securities (as defined in the Prospectus), or repurchase agreements as to these securities, shall not be considered investments in an industry;


10. Purchase or sell real estate, except that it may purchase marketable securities which are issued by companies which invest in real estate or interests therein;

11. Make loans of its assets, except the Funds may enter into repurchase agreements and lend portfolio securities in an amount not to exceed 15% of the value of a Fund's total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Board of Trustees; or

12. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except as permitted herein and in Investment Restriction Nos. 1, 2 and 3. Obligations under interest rate swaps will not be treated as senior securities for purposes of this restriction so long as they are covered in accordance with applicable regulatory requirements. Other good faith hedging transactions and similar investment strategies will also not be treated as senior securities for purposes of this restriction so long as they are covered in accordance with applicable regulatory requirements and are structured consistent with current SEC interpretations.

NON-FUNDAMENTAL  INVESTMENT  RESTRICTIONS

The following restrictions are designated as non-fundamental with respect to the Conseco Science & Technology, Conseco 20, Conseco Large-Cap, Conseco Convertible Securities and the Conseco High Yield Funds and may be changed by the Board without shareholder approval.

The CONSECO SCIENCE & TECHNOLOGY, CONSECO 20, CONSECO LARGE-CAP, CONSECO CONVERTIBLE SECURITIES AND CONSECO HIGH YIELD FUNDS may not (except as noted):

1. Sell securities short in an amount exceeding 15% of its assets, except that a Fund may, without limit, make short sales against the box. Transactions in options, futures, options on futures and other derivative instruments shall not constitute selling securities short;

2. Purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of securities transactions and except that margin deposits in connection with transactions in options, futures, options on futures and other derivative instruments shall not constitute a purchase of securities on margin; or

3. Make loans of its assets, except that a Fund may enter into repurchase agreements and purchase debt instruments as set forth in its fundamental policy on lending and may lend portfolio securities in an amount not to exceed 33 1/3% of the value of the Fund's total assets.

The following restrictions are designated as non-fundamental with respect to the Conseco Equity and Conseco Fixed Income Funds and may be changed by the Trust's Board of Trustees without shareholder approval.

The  CONSECO  EQUITY  AND  CONSECO FIXED INCOME FUNDS may not (except as noted):

1. With respect to in excess of 15% of a Fund's assets, sell securities short, except that each Fund may, without limit, make short sales against the box.

2. Purchase any below investment grade security if as a result more than 20% of the Fund's assets would be invested in below investment grade securities.

The following restrictions are designated as non-fundamental with respect to the Conseco Balanced Fund and may be changed by the Board without shareholder approval.

The  CONSECO  BALANCED  FUND  may  not:

1. With respect to in excess of 15% of the Fund's assets, sell securities short, except that the Fund may, without limit, make short sales against the box.

2. Purchase any below investment grade security if as a result more than 35% of the Fund's assets would be invested in below investment grade securities.

3.   Invest  less  than  25%  of  the  Fund's  assets  in  debt  securities.

The following investment strategies are each designated as a non-fundamental policy with respect to each named Fund and may be changed by the Board without shareholder approval upon 60 days notice to shareholders. These investment strategies are in compliance with Rule 35d-1 under the Investment Company Act of 1940 concerning investment company names.

Conseco  Science  & Technology Fund:    The Fund will invest at least 80% of its
assets in companies that the Adviser believes are positioned to take advantage of scientific or technological advances to power earnings growth.

Conseco Equity Fund: The Fund will invest at least 80% of its assets in U.S. common stocks.

Conseco Large-Cap Fund: The Fund will invest at least 80% of its assets in a diversified selection of U.S. large-sized companies with market capitalization in excess of $2 billion.

Conseco Convertible Securities Fund: The Fund will invest at least 80% of the Fund's assets in convertible securities (bonds, debentures, note or preferred stock) that an owner has the option to exchnage for common stock at a prestated price.

Conseco High Yield Fund: The Fund will invest at least 80% of the Fund's assets in below-investment-grade bonds (those rated Ba1/BB+ or lower by Moody's Investor Service, Inc. ("Moody's") or Standard & Poor's ("S&P").

Conseco Fixed Income Fund: The Fund will invest at least 80% of its assets in investment-grade debt securities.

INVESTMENT  STRATEGIES

In addition to the investment strategies described in the Prospectus and in "Description of Securities and Investment Techniques," the CONSECO SCIENCE & TECHNOLOGY FUND may:

- Invest in preferred stocks, convertible securities, and warrants, and in debt obligations when the Adviser believes that they are more attractive than stocks on a long-term basis. The debt obligations in which it invests will be primarily investment grade debt securities, U.S. Government securities, or short-term debt securities. However, the Fund may invest up to 5% of its total assets in below investment grade securities.

- Invest, without limit, in equity and debt securities of foreign issuers. The Fund presently intends to invest in foreign securities only through depository receipts. See "Foreign Securities" below for more information.

- Use a variety of investment techniques and strategies, including but not limited to: writing listed "covered" call and "secured" put options, including options on stock indices, and purchasing options; purchasing and selling, for hedging purposes, stock index, interest rate, and other futures contracts, and purchasing options on such futures contracts; entering into foreign currency futures contracts, forward contracts and options on foreign currencies; borrowing from banks to purchase securities; purchasing securities of other investment companies; entering into repurchase agreements and reverse repurchase agreements; investing in when-issued or delayed delivery securities; and selling securities short. See "Description of Securities and Investment Techniques" below for further information.

In addition to the investment strategies described in the Prospectus and in "Description of Securities and Investment Techniques," the CONSECO 20 FUND may:

- Invest in preferred stocks, convertible securities, and warrants, and in debt obligations when the Adviser believes that they are more attractive than stocks on a long-term basis. The debt obligations in which it invests will be primarily investment grade debt securities, U.S. Government securities, or short-term debt securities. However, the Fund may invest up to 5% of its total assets in below investment grade securities.

- Invest up to 25% of its total assets in equity and debt securities of foreign issuers. The Fund presently intends to invest in foreign securities only through depository receipts. See "Foreign Securities" below for more information.

- Use a variety of investment techniques and strategies, including but not limited to: writing listed "covered" call and "secured" put options, including options on stock indices, and purchasing options; purchasing and selling, for hedging purposes, stock index, interest rate, and other futures contracts, and purchasing options on such futures contracts; entering into foreign currency futures contracts, forward contracts and options on foreign currencies; borrowing from banks to purchase securities; purchasing securities of other investment companies; entering into repurchase agreements and reverse repurchase agreements; investing in when-issued or delayed delivery securities; and selling securities short. See "Description of Securities and Investment Techniques" below for further information.

In addition to the investment strategies described in the Prospectus and in "Description of Securities and Investment Techniques," the CONSECO EQUITY FUND may:

- Use a variety of investment techniques and strategies including but not limited to: writing listed "covered" call and "secured" put options, including options on stock indices, and purchasing options; purchasing and selling, for hedging purposes, stock index, interest rate, and other futures contracts, and purchasing options on such futures contracts; purchasing warrants and preferred and convertible preferred stocks; borrowing from banks to purchase securities; purchasing foreign securities in the form of American Depository Receipts ("ADRs"); purchasing securities of other investment companies; entering into repurchase agreements and reverse repurchase agreements; purchasing restricted securities; investing in when-issued or delayed delivery securities; and selling securities short. See "Description of Securities and Investment Techniques" below further information.

- Invest up to 5% of its assets in below investment grade securities. The Fund will not invest in rated fixed income securities which are rated below CCC/Caa. See "Appendix A" to this SAI for further discussion regarding securities ratings. For information about the risks associated with below investment grade securities, see "Description of Securities and Investment Techniques" below.

In addition to the investment strategies described in the Prospectus and in "Description of Securities and Investment Techniques," the CONSECO LARGE-CAP FUND may:

- Use a variety of investment techniques and strategies including but not limited to: writing listed "covered" call and "secured" put options, including options on stock indices, and purchasing options; purchasing and selling, for hedging purposes, stock index, interest rate, and other futures contracts, and purchasing options on such futures contracts; purchasing warrants and preferred and convertible preferred stocks; borrowing from banks to purchase securities; purchasing foreign securities in the form of ADRs; purchasing securities of other investment companies; entering into repurchase agreements and reverse repurchase agreements; purchasing restricted securities; investing in when-issued or delayed delivery securities; and selling securities short. See "Description of Securities and Investment Techniques" below further information.

- Invest up to 5% of its assets in below investment grade securities. The Fund will not invest in rated fixed income securities which are rated below CCC/Caa. See "Appendix A" to this SAI for further discussion regarding securities ratings. For information about the risks associated with below investment grade securities, see "Description of Securities and Investment Techniques" below.

In addition to the investment strategies described in the Prospectus and in "Description of Securities and Investment Techniques," the CONSECO BALANCED FUND may:

- Invest in U.S. Government securities, intermediate and long-term debt securities and equity securities of domestic and foreign issuers, including common and preferred stocks, convertible debt securities, and warrants. As a non-fundamental policy, the Fund maintains at least 25% of the value of its assets in debt securities.

- Invest up to 10% of its total assets in the equity securities of companies exploring, mining, developing, producing, or distributing gold or other precious metals, if the Adviser believes that inflationary or monetary conditions warrant a significant investment in companies involved in precious metals.

- Invest in high yield, high risk, below investment grade securities which are not believed to involve undue risk to income or principal. The Fund does not intend to invest more than 25% of its total assets (measured at the time of investment) in below investment grade securities. The lowest rating categories in which the Fund will invest are CCC/Caa. Securities in those categories are considered to be of poor standing and are predominantly speculative. For information about the risks associated with below investment grade securities, see "Description of Securities and Investment Techniques" below. The Fund may also invest in investment grade debt securities.

-    Invest  in  zero  coupon  securities  and  payment-in-kind  securities.

- Invest in equity and debt securities of foreign issuers, including non-U.S. dollar-denominated securities, Eurodollar securities and securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. As a non-fundamental operating policy, the Fund will not invest more than 50% of its total assets (measured at the time of investment) in foreign securities. See "Description of Securities and Investment Techniques" below for further information.

- Use various investment strategies and techniques when the Adviser determines that such use is appropriate in an effort to meet the Fund's investment objective, including but not limited to: writing listed "covered" call and "secured" put options, including options on stock indices, and purchasing such options; purchasing and selling, for hedging purposes, stock index, interest rate, gold, and other futures contracts, and purchasing options on such futures contracts; purchasing warrants and preferred and convertible preferred stocks; purchasing foreign securities; entering into foreign currency futures contracts, forward contracts and options on foreign currencies; borrowing from banks to purchase securities; purchasing securities of other investment companies; entering into repurchase agreements and reverse repurchase agreements; purchasing restricted securities; investing in when-issued or delayed delivery securities; and selling securities short. See "Description of Securities and Investment Techniques" below for further information.

In addition to the investment strategies described in the Prospectus and in "Description of Securities and Investment Techniques," the CONSECO CONVERTIBLE SECURITIES FUND may:

- Invest in securities rated as low as CCC/Caa. See "Description of Securities and Investment Techniques" below. The Appendix A to this SAI describes Moody's Investor Services, Inc. ("Moody's") and Standard & Poor's ("S&P") rating categories.

-    Invest  in  zero  coupon  securities  and  payment-in-kind  securities.

- As a non-fundamental policy, invest up to 50% of its total assets (measured at the time of investment) in foreign securities; however, the Fund presently does not intend to invest more than 25% of its total assets in such securities. Investments in foreign securities may involve risks in addition to those of U.S. investments. See "Foreign Securities" below for further information.

- Invest in private placements, securities traded pursuant to Rule 144A under the 1933 Act (Rule 144A permits qualified institutional buyers to trade certain securities even though they are not registered under the 1933 Act), or securities which, though not registered at the time of their initial sale, are issued with registration rights. Some of these securities may be deemed by the Adviser to be liquid under guidelines adopted by the Board.

- Use investment strategies and techniques when the Adviser determines that such use is appropriate in an effort to meet the Fund's investment objective. Such strategies and techniques include, but are not limited to, writing call and put options and purchasing options; purchasing and selling, for hedging purposes, interest rate and other futures contracts, and purchasing and writing options on such futures contracts; entering into foreign currency futures contracts, forward contracts and options on foreign currencies; borrowing from banks to purchase securities; investing in securities of other investment companies; entering into repurchase agreements, reverse repurchase agreements and dollar rolls; investing in when-issued or delayed delivery securities; selling securities short, and entering into swaps and other interest rate transactions. See "Description of Securities and Investment Techniques" below for further information.

In addition to the investment strategies described in the Prospectus and in "Description of Securities and Investment Techniques," the CONSECO HIGH YIELD FUND may:

- Invest in below investment grade securities which include corporate debt securities and preferred stock, convertible securities, zero coupon securities, other deferred interest securities, mortgage-backed securities and asset-backed securities. The Fund may invest in securities rated as low as C by Moody's or D by S&P, securities comparably rated by another national statistical rating organization ("NRSRO"), or unrated securities of equivalent quality. Such obligations are highly speculative and may be in default or in danger of default as to principal and interest.

- Invest in high yield municipal securities. The interest on the municipal securities in which the Fund invests typically is not exempt from federal income tax. The Fund's remaining assets may be held in cash, money market instruments, or securities issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities, or may be invested in common stocks and other equity securities when these types of investments are consistent with the objectives of the Fund or are acquired as part of a unit consisting of a combination of fixed income securities and equity investments. Such remaining assets may also be invested in investment grade debt securities, including municipal securities.

-    Invest  in  zero  coupon  securities  and  payment-in-kind  securities.

- Invest in equity and debt securities of foreign issuers, including issuers based in emerging markets. As a non-fundamental policy, the Fund may invest up to 50% of its total assets (measured at the time of investment) in foreign securities; however, the Fund presently does not intend to invest more than 25% of its total assets in such securities. In addition, the Fund presently intends to invest in foreign securities only through depositary receipts. See "Foreign Securities" below for further information.

- Invest in private placements, securities traded pursuant to Rule 144A under the 1933 Act (Rule 144A permits qualified institutional buyers to trade certain securities even though they are not registered under the 1933 Act), or securities which, though not registered at the time of their initial sale, are issued with registration rights. Some of these securities may be deemed by the Adviser to be liquid under guidelines adopted by the Board. As a matter of fundamental policy, the Fund will not (1) invest more than 5% of its total assets in any one issuer, except for U.S. Government securities or (2) invest 25% or more of its total assets in securities of issuers having their principal business activities in the same industry.

- Use various investment strategies and techniques when the Adviser determines that such use is appropriate in an effort to meet the Fund's investment objectives. Such strategies and techniques include, but are not limited to, writing listed "covered" call and "secured" put options and purchasing options; purchasing and selling, for hedging purposes, interest rate and other futures contracts, and purchasing options on such futures contracts; entering into foreign currency futures contracts, forward foreign currency contracts ("forward contracts") and options on foreign currencies; borrowing from banks to purchase securities; investing in securities of other investment companies; entering into repurchase agreements, reverse repurchase agreements and dollar rolls; investing in when-issued or delayed delivery securities; selling securities short; and entering into swaps and other interest rate transactions. See "Description of Securities and Investment Techniques" below for further information.

In addition to the investment strategies described in the Prospectus and in "Description of Securities and Investment Techniques," the CONSECO FIXED INCOME FUND may:

- Invest in debt securities which the Adviser believes offer higher capital appreciation potential. Such investments would be in addition to that portion of the Fund which may be invested in common stocks and other types of equity securities.

- Use various investment strategies and techniques when the Adviser determines that such use is appropriate in an effort to meet the Fund's investment objective. Such strategies and techniques include, but are not limited to, writing listed "covered" call and "secured" put options and purchasing options; purchasing and selling, for hedging purposes, interest rate and other futures contracts, and purchasing options on such futures contracts; borrowing from banks to purchase securities; investing in securities of other investment companies; entering into repurchase agreements and reverse repurchase agreements; investing in when-issued or delayed delivery securities; and selling securities short. See "Description of Securities and Investment Techniques" below for further information.


TEMPORARY  DEFENSIVE  POSITIONS

For defensive purposes, including unusual market conditions, and pending investment of money received for share purchases, a Fund may temporarily depart from its investment objective. Departing from its investment objective may help the Fund avoid losses but may mean lost opportunities. In assuming a defensive position, each Fund may make investments as follow:

Conseco Science & Technology Fund may invest without limitation in cash, money market instruments and Standard & Poor's 500 Depository Reciepts ("SPDRs").

Conseco 20 Fund may investment without limitation in cash, money market instruments, short-term debt securities or SPDRs.

Conseco Equity Fund may invest without limitation in cash, money market instruments or SPDRs.

Conseco Large-Cap Fund may invest without limitation in cash, money market instruments and SPDRs.

Conseco Balanced Fund may invest without limitation in cash, money market instruments or SPDRs.

Conseco Convertible Securities Fund may invest without limitation in cash, money market instruments, preferred stocks, or investment grade debt securities.

Conseco High Yield Fund may invest without limitation in cash or money market instruments.

Conseco Fixed Income Fund may invest without limitation in cash or money market instruments.

PORTFOLIO  TURNOVER

The Funds do not have a predetermined rate of portfolio turnover since such turnover will be incidental to transactions taken with a view to achieving their respective objectives.

Turnover rates in excess of 100% generally result in higher transaction costs and possible increase in realized short-term capital gains or losses. Because of the Adviser's active management style, our fixed-income funds generally have a higher portfolio turnover than other funds and therefore, may have higher taxable distributions and increased trading costs which may impact performance. The following is a list of the Funds' portfolio turnover rates for the fiscal years ended December 31, 2001 and 2002:




                                         Years Ended
FUND NAME:                               2001      2002
-------------------------------------------------------

Conseco Science & Technology Fund .           39%    41%
Conseco 20 Fund . . . . . . . . . .            8%     9%
Conseco Equity Fund . . . . . . . .          120%   108%
Conseco Large-Cap Fund. . . . . . .           85%    78%
Conseco Balanced Fund . . . . . . .          226%   183%
Conseco Convertible Securities Fund          280%   185%
Conseco High Yield Fund . . . . . .          197%   229%
Conseco Fixed Income Fund . . . . .          744%   438%
--------------------------------------------------------

DESCRIPTION  OF  SECURITIES  AND  INVESTMENT  TECHNIQUES

The different types of securities and investment techniques common to one or more Funds all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and there is a substantial risk of decline. With respect to debt securities, there can be no assurance that the issuer of such securities will be able to meet its obligations on interest or principal payments in a timely manner. In addition, the value of debt instruments generally rises and falls inversely with interest rates. The investments and investment techniques common to one or more Funds and their risks are described in greater detail below.

The investment objectives of the Funds are not fundamental. All investment policies and practices described in this SAI are not fundamental, meaning that the Trust's Board may change them without shareholder approval.

The following discussion describes in greater detail different types of securities and investment techniques used by the Funds, as well as the risks associated with such securities and techniques.

SMALL  AND  MEDIUM  CAPITALIZATION  COMPANIES

Each of the Conseco Science & Technology and Conseco 20 Funds may invest a substantial portion of its assets in securities issued by small- and mid-cap companies. The Conseco Equity Fund, Conseco Large-Cap, Conseco Balanced and
Conseco Convertible Securities Funds also may invest in small- and mid-cap companies. While these companies generally have potential for rapid growth, investments in such companies often involve greater risks than investments in larger, more established companies because small- and mid-cap companies may lack the management experience, financial resources, product diversification, and competitive strengths of companies with larger market capitalizations. In addition, in many instances the securities of small- and mid-cap companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, these securities may be subject to greater and more abrupt price fluctuations. When making large sales, a Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of small- and mid-cap company securities. As a result, an investment in any of these Funds may be subject to greater price fluctuations than an investment in a fund that invests primarily in larger, more established companies. The Adviser's research efforts may also play a greater role in selecting securities for these Funds than in a fund that invests in larger, more established companies.

PREFERRED  STOCK

Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer's assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors, and shareholders may suffer a loss of value if dividends are not paid. Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights.

U.S.  GOVERNMENT  SECURITIES  AND  SECURITIES  OF  INTERNATIONAL  ORGANIZATIONS

U.S. Government securities are issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities.

Securities issued by international organizations, such as Inter-American Development Bank, the Asian-American Development Bank and the International Bank for Reconstruction and Development (the "World Bank"), are not U.S. Government securities. These international organizations, while not U.S. Government agencies or instrumentalities, have the ability to borrow from member countries, including the United States.

DEBT  SECURITIES

The Funds may invest in U.S. dollar-denominated corporate debt securities of domestic issuers, and all of the Funds except the Conseco Equity Fund may invest in debt securities of foreign issuers that may or may not be U.S. dollar-denominated.

The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Debt securities rated BBB or Baa, which are considered medium-grade debt securities, generally have some speculative characteristics. A debt security will be placed in this rating category when interest payments and principal security appear adequate for the present, but economic characteristics that provide longer term protection may be lacking. Any debt security, and particularly those rated BBB or Baa (or below), may be susceptible to changing conditions, particularly to economic downturns, which could lead to a weakened capacity to pay interest and principal.

Corporate debt securities may pay fixed or variable rates of interest, or interest at a rate contingent upon some other factor, such as the price of some commodity. These securities may be convertible into preferred or common stock (see "Convertible Securities" below), or may be bought as part of a unit containing common stock. A debt security may be subject to redemption at the option of the issuer at a price set in the security's governing instrument.

In selecting corporate debt securities for the Funds, the Adviser reviews and monitors the creditworthiness of each issuer and issue. The Adviser also analyzes interest rate trends and specific developments which it believes may affect individual issuers.

BELOW  INVESTMENT  GRADE  SECURITIES

     IN GENERAL. The Funds may invest in below investment grade securities. Below investment grade securities (also referred to as "high yield securities") are securities rated BB+ or lower by S&P or Ba1 or lower by Moody's, securities comparably rated by another NRSRO, or unrated securities of equivalent quality. Below investment grade securities are deemed by the rating agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Below investment grade securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. The special risk considerations in connection with investments in these securities are discussed below.

Below investment grade securities generally offer a higher yield than that available from higher-rated issues with similar maturities, as compensation for holding a security that is subject to greater risk. Below investment grade securities are deemed by rating agencies to be predominately speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk or exposure to adverse conditions. Lower-rated securities involve higher risks in that they are especially subject to (1) adverse changes in general economic conditions and in the industries in which the issuers are engaged, (2) adverse changes in the financial condition of the issuers, (3) price fluctuation in response to changes in interest rates and (4) limited liquidity and secondary market support.

Subsequent to purchase by a Fund (except the Conseco High Yield Fund), an issue of debt securities may cease to be rated or its rating may be reduced, so that the securities would no longer be eligible for purchase by that Fund. In such a case, the Fund will engage in an orderly disposition of the downgraded securities to the extent necessary to ensure that its holdings do not exceed the permissible amount as set forth in the Prospectus and this SAI.

     EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of below investment grade securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Below investment grade securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of below investment grade securities may experience financial stress which may adversely affect their ability to service their debt obligations, meet projected business goals, and obtain additional financing. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Fund's net asset value.

     PAYMENT EXPECTATIONS. Below investment grade securities may contain redemption, call or prepayment provisions which permit the issuer of such securities to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return.

     CREDIT RATINGS. Credit ratings issued by credit-rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. With regard to an investment in below investment grade securities, the achievement of a Fund's investment objective may be more dependent on the Adviser's own credit analysis than is the case for higher rated securities. Although the Adviser considers security ratings when making investment decisions, it does not rely solely on the ratings assigned by the rating services. Rather, the Adviser performs research and independently assesses the value of particular securities relative to the market. The Adviser's analysis may include consideration of the issuer's experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and the issuer's responsiveness to changes in business conditions and interest rates. It also considers relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.

The Adviser buys and sells debt securities principally in response to its evaluation of an issuer's continuing ability to meet its obligations, the availability of better investment opportunities, and its assessment of changes in business conditions and interest rates.

     LIQUIDITY AND VALUATION. Below investment grade securities may lack an established retail secondary market, and to the extent a secondary trading market does exist, it may be less liquid than the secondary market for higher rated securities. The lack of a liquid secondary market may negatively impact a Fund's ability to dispose of particular securities. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of below investment grade securities, especially in a thinly traded market.

Because of the many risks involved in investing in below investment grade securities, the success of such investments is dependent upon the credit analysis of the Adviser. Although the market for below investment grade securities is not new, and the market has previously weathered economic downturns, the past performance of the market for such securities may not be an accurate indication of its performance during future economic downturns or periods of rising interest rates. Differing yields on debt securities of the same maturity are a function of several factors, including the relative financial strength of the issuers.

CONVERTIBLE  SECURITIES

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation's capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies, whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument, which could have an adverse effect on a Fund's ability to achieve its investment objective.

ASSET-BACKED  SECURITIES

Asset-backed securities represent fractional interests in pools of leases, retail installment loans and revolving credit receivables, both secured and unsecured. These assets are generally held by a trust. Payments of principal and interest or interest only are passed through to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal repayment rates tend not to vary much with interest rates and the short-term nature of the underlying car loans or other receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. Other asset-backed securities may be developed in the future.

MORTGAGE-BACKED  SECURITIES

The Funds may invest in mortgage-backed securities. Mortgage-backed securities are interests in "pools" of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities," below). These Funds may also invest in debt securities which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations," below), and in other types of mortgage-related securities. The Conseco 20 Fund presently does not intend to invest more than 5% of its assets in mortgage-backed securities.

     MORTGAGE PASS-THROUGH SECURITIES. These are securities representing interests in pools of mortgages in which periodic payments of both interest and principal on the securities are made by "passing through" periodic payments made by the individual borrowers on the residential mortgage loans underlying such securities (net of fees paid to the issuer or guarantor of the securities and possibly other costs). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")), or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by Fannie Mae ("FNMA") or Freddie Mac ("FHLMC")). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be uninsured or may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

     GNMA CERTIFICATES. GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government. As a result, GNMA certificates are considered to have a low risk of default, although they are subject to the same market risk as comparable debt securities. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages may be purchased at any time prior to maturity, will be subject to normal principal amortization, and may be prepaid prior to maturity. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates.

     FNMA AND FHLMC MORTGAGE-BACKED OBLIGATIONS. FNMA, a federally chartered and privately owned corporation, issues pass-through securities representing interests in pools of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest, but this guarantee is not backed by the full faith and credit of the U.S. Government. FNMA also issues REMIC certificates, which represent interests in a trust funded with FNMA certificates. REMIC certificates are guaranteed by FNMA and not by the full faith and credit of the U.S. Government.

FHLMC, a corporate instrumentality of the U.S. Government, issues participation certificates which represent interests in pools of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal, and maintains reserves to protect holders against losses due to default, but these securities are not backed by the full faith and credit of the U.S. Government.

As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

     COLLATERALIZED MORTGAGE OBLIGATIONS AND MORTGAGE-BACKED BONDS. Mortgage-backed securities may be issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks, and securities broker-dealers (or affiliates of such institutions established to issue these securities) in the form of either collateralized mortgage obligations ("CMOs") or mortgage-backed bonds. CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to payment of principal and interest on the CMOs. Payments are passed through to the holders on the same schedule as they are received, although not necessarily on a pro rata basis. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds may be callable by the issuer prior to maturity). Although the mortgage-related securities securing these obligations may be subject to a government guarantee or third-party support, the obligation itself is not so guaranteed. Therefore, if the collateral securing the obligation is insufficient to make payment on the obligation, a Fund could sustain a loss. If new types of mortgage-related securities are developed and offered to investors, investments in such securities will be considered.

     STRIPPED MORTGAGE-BACKED SECURITIES. The Conseco High Yield Fund may investment in stripped mortgage-backed securities, which are derivative securities usually structured with two classes that receive different proportions of the interest and principal distributions from an underlying pool of mortgage assets. The Fund may purchase securities representing only the interest payment portion of the underlying mortgage pools (commonly referred to as "IOs") or only the principal portion of the underlying mortgage pools (commonly referred to as "POs"). Stripped mortgage-backed securities are more sensitive to changes in prepayment and interest rates and the market for such securities is less liquid than is the case for traditional debt securities and mortgage-backed securities. The yield on IOs is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of repayment may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund will fail to recoup fully its initial investment in these securities, even if they are rated high quality. Most IOs and POs are regarded as illiquid and will be included in the Fund's limit on illiquid securities.

     RISKS OF MORTGAGE-BACKED SECURITIES. Mortgage pass-through securities, such as GNMA certificates or FNMA and FHLMC mortgage-backed obligations, or modified pass-through securities, such as CMOs issued by various financial institutions and IOs and POs, are subject to early repayment of principal arising from prepayments of principal on the underlying mortgage loans (due to the sale of the underlying property, the refinancing of the loan, or foreclosure). Prepayment rates vary widely and may be affected by changes in market interest rates and other economic trends and factors. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-backed security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-backed security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the securities. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-backed securities will vary based upon the prepayment experience of the underlying pool of mortgages.

ZERO  COUPON  BONDS

The Conseco 20, Conseco Balanced, Conseco Convertible Securities, and Conseco High Yield Funds may invest in zero coupon securities. Zero coupon bonds are debt obligations which make no fixed interest payments but instead are issued at a significant discount from face value. Like other debt securities, the market price can reflect a premium or discount, in addition to the original issue discount, reflecting the market's judgment as to the issuer's creditworthiness, the interest rate or other similar factors. The original issue discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity (or the first interest payment date) at a rate of interest reflecting the market rate at the time of issuance. Because zero coupon bonds do not make periodic interest payments, their prices can be very volatile when market interest rates change.

The original issue discount on zero coupon bonds must be included in a Fund's income ratably as it accrues. Accordingly, to qualify for tax treatment as a regulated investment company and to avoid a certain excise tax, a Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. Such sales could occur at a time which would be disadvantageous to a Fund and when the Fund would not otherwise choose to dispose of the assets.

PAY-IN-KIND  BONDS

The Conseco Balanced, Conseco Convertible Securities and Conseco High Yield Funds may investment in pay-in-kind bonds. These bonds pay "interest" through the issuance of additional bonds, thereby adding debt to the issuer's balance sheet. The market prices of these securities are likely to respond to changes in interest rates to a greater degree than the prices of securities paying interest currently. Pay-in-kind bonds carry additional risk in that, unlike bonds that pay interest throughout the period to maturity, a Fund will realize no cash until the cash payment date and the Fund may obtain no return at all on its investment if the issuer defaults.

The holder of a pay-in-kind bond must accrue income with respect to these securities prior to the receipt of cash payments thereon. To avoid liability for federal income and excise taxes, a Fund most likely will be required to distribute income accrued with respect to these securities, even though the Fund has not received that income in cash, and may be required to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

TRUST  ORIGINATED  PREFERRED  SECURITIES

The Conseco Convertible Securities and Conseco High Yield Funds may invest in trust originated preferred securities, a relatively new type of security issued by financial institutions such as banks and insurance companies and other issuers. Trust originated preferred securities represent interests in a trust formed by the issuer. The trust sells preferred shares and invests the proceeds in notes issued by the same entity. These notes may be subordinated and unsecured. Distributions on the trust originated preferred securities match the interest payments on the notes; if no interest is paid on the notes, the trust will not make current payments on its preferred securities. Issuers of the notes currently enjoy favorable tax treatment. If the tax characterization of these securities were to change adversely, they could be redeemed by the issuers, which could result in a loss to a Fund. In addition, some trust originated preferred securities are available only to qualified institutional buyers under Rule 144A.

LOAN  PARTICIPATIONS  AND  ASSIGNMENTS

The Conseco Convertible Securities and Conseco High Yield Funds may investment in loan participations or assignments. In purchasing a loan participation or assignment, a Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Both the lending bank and the borrower may be deemed to be "issuers" of a loan participation. Many such loans are secured and most impose restrictive covenants which must be met by the borrower and which are generally more stringent than the covenants available in publicly traded debt securities. However, interests in some loans may not be secured, and a Fund will be exposed to a risk of loss if the borrower defaults. There is no assurance that the collateral can be liquidated in particular cases, or that its liquidation value will be equal to the value of the debt. Loan participations may also be purchased by a Fund when the borrowing company is already in default. Borrowers that are in bankruptcy may pay only a small portion of the amount owed, if they are able to pay at all. Where a Fund purchases a loan through an assignment, there is a possibility that the Fund will, in the event the borrower is unable to pay the loan, become the owner of the collateral. This involves certain risks to the Fund as a property owner.

In purchasing a loan participation, a Fund may have less protection under the federal securities laws than it has in purchasing traditional types of securities. Loans are often administered by a lead bank, which acts as agent for the lenders in dealing with the borrower. In asserting rights against the borrower, a Fund may be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action. Assets held by the lead bank for the benefit of the Fund may be subject to claims of the lead bank's creditors. A Fund's ability to assert its rights against the borrower will also depend on the particular terms of the loan agreement among the parties. Many of the interests in loans purchased by a Fund will be illiquid and therefore subject to the Fund's limit on illiquid investments.

EURODOLLAR  AND  YANKEEDOLLAR  OBLIGATIONS

Eurodollar obligations are U.S. dollar obligations issued outside the United States by domestic or foreign entities, while Yankeedollar obligations are U.S. dollar obligations issued inside the United States by foreign entities. There is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers may use different accounting and financial standards, and the addition of foreign governmental restrictions may adversely affect the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.

COLLATERALIZED  BOND  OBLIGATIONS

A collateralized bond obligation ("CBO") is a type of asset-backed security. Specifically, a CBO is an investment grade bond which is backed by a diversified pool of high risk, high yield fixed income securities. The pool of high yield securities is separated into "tiers" representing different degrees of credit quality. The top tier of CBOs is backed by the pooled securities with the highest degree of credit quality and pays the lowest interest rate. Lower-tier CBOs represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risk. The bottom tier typically receives the residual interest payments (i.e. money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the bottom tier of CBOs is especially sensitive to the rate of defaults in the collateral pool.

FOREIGN  SECURITIES

These securities may be U.S. dollar denominated or non-U.S. dollar denominated. Foreign securities include securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof.

Investments in foreign securities may offer unique potential benefits such as substantial growth in industries not yet developed in the particular country. Such investments also permit a Fund to invest in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that may not move in a manner parallel to U.S. markets.

Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, and the possible imposition of exchange controls or other foreign governmental laws or restrictions on foreign investments or repatriation of capital. In addition, with respect to certain countries, there is the possibility of nationalization or expropriation of assets; confiscatory taxation; political, social or financial instability; and war or other diplomatic developments that could adversely affect investments in those countries. Since a Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities held by the Fund and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. A Fund generally will incur costs in connection with conversion between various currencies.

There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those to which U.S. companies are subject. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs, custodial fees and management costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the United States. A Fund might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve longer time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

All  of  the  foregoing  risks  may  be  intensified  in  emerging  markets.

Dividend and interest income from foreign securities may be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by a Fund or its investors in all cases.

ADRs are certificates issued by a U.S. bank or trust company representing an interest in securities of a foreign issuer deposited in a foreign subsidiary or branch or a correspondent of that bank. Generally, ADRs are designed for use in U.S. securities markets and may offer U.S. investors more liquidity than the underlying securities. The Funds may invest in unsponsored ADRs. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs. European Depositary Receipts ("EDRs") are certificates issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. EDRs are designed for use in European securities markets.

RESTRICTED  SECURITIES,  RULE  144A  SECURITIES  AND  ILLIQUID  SECURITIES

Once acquired, restricted securities may be sold by a Fund only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. If sold in a privately negotiated transaction, a Fund may have difficulty finding a buyer and may be required to sell at a price that is less than it had anticipated. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities are generally considered illiquid.

Rule 144A securities, although not registered, may be resold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. The Adviser, acting pursuant to guidelines established by the Board, may determine that some Rule 144A securities are liquid.

A Fund may not invest in any security if, as a result, more than 15% of the Fund's net assets would be invested in illiquid securities, which are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued.

WHEN-ISSUED  AND  DELAYED  DELIVERY  SECURITIES

New issues of certain debt securities are often offered on a when-issued or delayed delivery basis; that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the customary settlement time. The settlement dates of these transactions may be a month or more after entering into the transaction. A Fund bears the risk that, on the settlement date, the market value of the securities may be lower than the purchase price. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. At the time a Fund makes a commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of such securities each day in determining the Fund's net asset value. However, a Fund will not accrue any income on these securities prior to delivery. There are no fees or other expenses associated with these types of transactions other than normal transaction costs. To the extent a Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring instruments consistent with its investment objective and policies and not for the purpose of investment leverage or to speculate on interest rate changes. When effecting when-issued and delayed delivery transactions, cash or liquid securities in an amount sufficient to make payment for the obligations to be purchased will be segregated at the trade date and maintained until the transaction has been settled. A Fund may dispose of these securities before the issuance thereof. However, absent extraordinary circumstances not presently foreseen, it is each Fund's policy not to divest itself of its right to acquire these securities prior to the settlement date thereof.

VARIABLE  AND  FLOATING  RATE  SECURITIES

Variable rate securities provide for automatic establishment of a new interest rate at fixed intervals (i.e., daily, monthly, semi-annually, etc.). Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable or floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

Variable or floating rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par value. In many cases, the demand feature can be exercised at any time on seven days'notice; in other cases, the demand feature is exercisable at any time on 30 days' notice or on similar notice at intervals of not more than one year.

BANKING  AND  SAVINGS  INDUSTRY  OBLIGATIONS

Such obligations include certificates of deposit, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks and savings and loan associations ("S&Ls"). Certificates of deposit are receipts from a bank or an S&L for funds deposited for a specified period of time at a specified rate of return. Time deposits in banks or S&Ls are generally similar to certificates of deposit, but are uncertificated. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. The Funds may each invest in obligations of foreign branches of domestic commercial banks and foreign banks; provided, however, that the Conseco Equity and Conseco Fixed Income Funds may invest in these types of instruments so long as they are U.S. dollar denominated. See "Foreign Securities" in the Prospectus for information regarding risks associated with investments in foreign securities.

The Funds will not invest in obligations issued by a commercial bank or S&L unless:

1. The bank or S&L has total assets of at least $1 billion, or the equivalent in other currencies, and the institution has outstanding securities rated A or better by Moody's or S&P, or, if the institution has no outstanding securities rated by Moody's or S&P, it has, in the determination of the Adviser, similar creditworthiness to institutions having outstanding securities so rated;

2.   In  the case of a U.S. bank or S&L, its deposits are federally insured; and

3. In the case of a foreign bank, the security is, in the determination of the Adviser, of an investment quality comparable with other debt securities which may be purchased by the Fund. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

COMMERCIAL  PAPER

Commercial paper refers to promissory notes representing an unsecured debt of a corporation or finance company with a fixed maturity of no more than 270 days. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

STANDARD  AND  POOR'S  DEPOSITORY  RECEIPT  (SPDRS)

The Funds may purchase securities that represent ownership in long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the S&P 500 Index. A SPDR entitles a holder to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the S&P 500 stocks in the underlying portfolio, less trust expenses.

REPURCHASE  AGREEMENTS

Repurchase agreements permit a Fund to maintain liquidity and earn income over periods of time as short as overnight. In these transactions, a Fund purchases securities (the "underlying securities") from a broker or bank, which agrees to repurchase the underlying securities on a certain date or on demand and at a fixed price calculated to produce a previously agreed upon return. If the broker or bank were to default on its repurchase obligation and the underlying securities were sold for a lesser amount, the Fund would realize a loss. However, to minimize this risk, the Funds will enter into repurchase agreements only with financial institutions which are deemed to be of good financial standing and which have been approved by the Board. No more than 15% of a Fund's assets may be subject to repurchase agreements maturing in more than seven days.

A repurchase transaction will be subject to guidelines approved by the Board. These guidelines require monitoring the creditworthiness of counterparties to repurchase transactions, obtaining collateral at least equal in value to the repurchase obligation, and marking the collateral to market on a daily basis. Repurchase agreements maturing in more than seven days may be considered illiquid and may be subject to each Fund's limitation on investment in illiquid securities.

REVERSE  REPURCHASE  AGREEMENTS  AND  MORTGAGE  DOLLAR  ROLLS

A reverse repurchase agreement involves the temporary sale of a security by a Fund and its agreement to repurchase the instrument at a specified time at a higher price. Such agreements are short-term in nature. During the period before repurchase, the Fund continues to receive principal and interest payments on the securities.

In a mortgage dollar roll, a Fund sells a fixed income security for delivery in the current month and simultaneously contracts to repurchase a substantially similar security (same type, coupon and maturity) on a specified future date. During the roll period, the Fund would forego principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by any interest earned on the proceeds of the initial sale.

In accordance with regulatory requirements, a Fund will segregate cash or liquid securities whenever it enters into reverse repurchase agreements or mortgage dollar rolls. Such transactions may be considered to be borrowings for purposes of the Funds' fundamental policies concerning borrowings.

WARRANTS

The holder of a warrant has the right to purchase a given number of shares of a security of a particular issuer at a specified price until expiration of the warrant. Such investments provide greater potential for profit than a direct purchase of the same amount of the securities. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and warrants are considered speculative investments. They pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, a Fund would lose its entire investment in such warrant.

INTEREST  RATE  TRANSACTIONS

Each of these Funds may seek to protect the value of its investments from interest rate fluctuations by entering into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps, floors and collars. A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. A Fund may also enter into these transactions to protect against an increase in the price of securities a Fund anticipates purchasing at a later date. Each Fund intends to use these transactions as a hedge and not as speculative investments.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest rate collar combines elements of buying a cap and selling a floor.

A Fund may enter into interest rate swaps, caps, floors, and collars on either an asset-based or liability-based basis depending on whether it is hedging its assets or its liabilities, and will only enter into such transactions on a net basis, i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. The amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap, cap, floor, or collar will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate value at least equal to the accrued excess will be maintained in a segregated account by the custodian.

A Fund will not enter into any interest rate transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one NRSRO at the time of entering into such transaction. If there is a default by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents. As a result, the swap market has become well established and provides a degree of liquidity. Caps, floors and collars are more recent innovations which tend to be less liquid than swaps.

STEP  DOWN  PREFERRED  SECURITIES

Step down perpetual preferred securities are issued by a real estate investment trust ("REIT") making a mortgage loan to a single borrower. The dividend rate paid by these securities is initially relatively high, but declines yearly. The securities are subject to call if the REIT suffers an unfavorable tax event, and to tender by the issuer's equity holder in the tenth year; both events could be on terms unfavorable to the holder of the preferred securities. The value of these securities will be affected by changes in the value of the underlying mortgage loan. The REIT is not diversified, and the value of the mortgaged property may not cover its obligations. Step down perpetual preferred securities are considered restricted securities under the 1933 Act.

FUTURES  CONTRACTS

Each of these Funds may purchase and sell futures contracts solely for the purpose of hedging against the effect that changes in general market conditions, interest rates, and conditions affecting particular industries may have on the values of securities held by a Fund or which a Fund intends to purchase, and not for purposes of speculation. For information about foreign currency futures contracts, see "Foreign Currency Transactions" below.

     GENERAL DESCRIPTION OF FUTURES CONTRACTS. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a particular financial instrument (debt security) or commodity for a specified price at a designated date, time, and place. Although futures contracts by their terms require actual future delivery of and payment for the underlying financial instruments, such contracts are usually closed out before the delivery date. Closing out an open futures contract position is effected by entering into an offsetting sale or purchase, respectively, for the same aggregate amount of the same financial instrument on the same delivery date. Where a Fund has sold a futures contract, if the offsetting price is more than the original futures contract purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss.

     INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract is an obligation traded on an exchange or board of trade that requires the purchaser to accept delivery, and the seller to make delivery, of a specified quantity of the underlying financial instrument, such as U.S. Treasury bills and bonds, in a stated delivery month at a price fixed in the contract.

The Funds may purchase and sell interest rate futures as a hedge against changes in interest rates that would adversely impact the value of debt instruments and other interest rate sensitive securities being held or to be purchased by a Fund. A Fund might employ a hedging strategy whereby it would purchase an interest rate futures contract when it intends to invest in long-term debt securities but wishes to defer their purchase until it can orderly invest in such securities or because short-term yields are higher than long-term yields. Such a purchase would enable the Fund to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security which the Fund intends to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by the Fund or avoided by taking delivery of the debt securities under the futures contract.

A Fund would sell an interest rate futures contract to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates rise, a decline in the value of the debt security held by the Fund would be substantially offset by the ability of the Fund to repurchase at a lower price the interest rate futures contract previously sold. While the Fund could sell the long-term debt security and invest in a short-term security, this would ordinarily cause the Fund to give up income on its investment since long-term rates normally exceed short-term rates.

     STOCK INDEX FUTURES CONTRACTS (CONSECO SCIENCE & TECHNOLOGY, CONSECO 20, CONSECO EQUITY, CONSECO LARGE-CAP, CONSECO BALANCED, AND CONSECO CONVERTIBLE SECURITIES FUNDS). A stock index (for example, the Standard & Poor's 500 Composite Stock Price Index or the New York Stock Exchange Composite Index) assigns relative values to the common stocks included in the index and fluctuates with changes in the market values of such stocks. A stock index futures contract is a bilateral agreement to accept or make payment, depending on whether a contract is purchased or sold, of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract was originally purchased or sold.

To the extent that changes in the value of a Fund correspond to changes in a given stock index, the sale of futures contracts on that index ("short hedge") would substantially reduce the risk to the Fund of a market decline and, by so doing, provide an alternative to a liquidation of securities positions, which may be difficult to accomplish in a rapid and orderly fashion. Stock index futures contracts might also be sold:

I. When a sale of Fund securities at that time would appear to be disadvantageous in the long-term because such liquidation would:

     A.   Forego  possible  appreciation,

     B. Create a situation in which the securities would be difficult to repurchase, or

     C.   Create  substantial  brokerage  commissions;

II. When a liquidation of part of the investment portfolio has commenced or is contemplated, but there is, in the Adviser's determination, a substantial risk of a major price decline before liquidation can be completed; or

III. To  close  out  stock  index  futures  purchase  transactions.

Where the Adviser anticipates a significant market or market sector advance, the purchase of a stock index futures contract ("long hedge") affords a hedge against the possibility of not participating in such advance at a time when a Fund is not fully invested. Such purchases would serve as a temporary substitute for the purchase of individual stocks, which may then be purchased in an orderly fashion. As purchases of stock are made, an amount of index futures contracts which is comparable to the amount of stock purchased would be terminated by offsetting closing sales transactions. Stock index futures might also be purchased:

1. If the Fund is attempting to purchase equity positions in issues which it may have or is having difficulty purchasing at prices considered by the Adviser to be fair value based upon the price of the stock at the time it qualified for inclusion in the investment portfolio, or

2.   To  close  out  stock  index  futures  sales  transactions.

     GOLD FUTURES CONTRACTS. Conseco Balanced Fund may enter into futures contracts on gold. A gold futures contract is a standardized contract which is traded on a regulated commodity futures exchange and which provides for the future delivery of a specified amount of gold at a specified date, time, and price. When the Fund purchases a gold contract, it becomes obligated to take delivery and pay for the gold from the seller in accordance with the terms of the contract. When the Fund sells a gold futures contract, it becomes obligated to make delivery of the gold to the purchaser in accordance with the terms of the contract. The Fund will enter into gold futures contracts only for the purpose of hedging its holdings or intended holdings of gold stocks. The Fund will not engage in these contracts for speculation or for achieving leverage. The hedging activities may include purchases of futures contracts as an offset against the effect of anticipated increases in the price of gold or sales of futures contracts as an offset against the effect of anticipated declines in the price of gold.

     OPTIONS ON FUTURES CONTRACTS. Each of the Funds may purchase options on futures contracts. Conseco Convertible Securities Fund may also write options on such contracts. When a Fund purchases a futures option, it acquires the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer of the option is assigned the opposite short position. In the case of a put option, the converse is true. In most cases, however, a Fund would close out its position before expiration by an offsetting purchase or sale.

The Funds may enter into options on futures contracts only in connection with hedging strategies. Generally, these strategies would be employed under the same market conditions in which a Fund would use put and call options on debt securities, as described in "Options on Securities" below.

     RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS. There are several risks associated with the use of futures and futures options for hedging purposes. While hedging transactions may protect a Fund against adverse movements in the general level of interest rates and economic conditions, such transactions could also preclude the Fund from the opportunity to benefit from favorable movements in the underlying securities. There can be no guarantee that the anticipated correlation between price movements in the hedging vehicle and in the portfolio securities being hedged will occur. An incorrect correlation could result in a loss on both the hedged securities and the hedging vehicle so that the Fund's return might have been better if hedging had not been attempted. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures and futures options trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day. Once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. In addition, certain of these instruments are relatively new and without a significant trading history. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements and continue to incur losses until the position is closed.

To the extent that a Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case that is not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into.

OPTIONS  ON  SECURITIES  AND  SECURITIES  INDICES

The Funds may purchase put and call options on securities, and (except for the Conseco Fixed Income and Conseco High Yield Funds) put and call options on stock indices, at such times as the Adviser deems appropriate and consistent with a Fund's investment objective. The Conseco Convertible Securities Fund also may write call and put options, and each of the other Funds may write listed
"covered" call and "secured" put options. Each Fund may enter into closing transactions in order to terminate its obligations either as a writer or a purchaser of an option prior to the expiration of the option.

     PURCHASING OPTIONS ON SECURITIES. An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the seller ("writer") of the option at a designated price during the term of the option. A Fund may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another. For example, the purchase of put options on debt securities held by a Fund would enable a Fund to protect, at least partially, an unrealized gain in an appreciated security without actually selling the security. In addition, the Fund would continue to receive interest income on such security.

A Fund may purchase call options on securities to protect against substantial increases in prices of securities which the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and transactional costs paid on the option which is sold.

     WRITING CALL AND PUT OPTIONS. In order to earn additional income on its portfolio securities or to protect partially against declines in the value of such securities, each Fund may write call options. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. During the option period, a call option writer may be assigned an exercise notice requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both.

In order to earn additional income or to protect partially against increases in the value of securities to be purchased, the Funds may write put options. During the option period, the writer of a put option may be assigned an exercise notice requiring the writer to purchase the underlying security at the exercise price.

The Funds (except Conseco Convertible Securities Fund) may write a call or put option only if the call option is "covered" or the put option is "secured" by the Fund. Under a covered call option, the Fund is obligated, as the writer of the option, to own the underlying securities subject to the option or hold a call at an equal or lower exercise price, for the same exercise period, and on the same securities as the written call. Under a secured put option, a Fund must maintain, in a segregated account with the Trust's custodian, cash or liquid securities with a value sufficient to meet its obligation as writer of the option. A put may also be secured if the Fund holds a put on the same underlying security at an equal or greater exercise price. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option by the same Fund. The Conseco Convertible Securities Fund may write call and put options that are not "covered" or "secured."

     OPTIONS ON SECURITIES INDICES. Call and put options on securities indices would be purchased or written by a Fund for the same purposes as the purchase or sale of options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payment and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. The purchase of such options may not enable a Fund to hedge effectively against stock market risk if they are not highly correlated with the value of its securities. Moreover, the ability to hedge effectively depends upon the ability to predict movements in the stock market, which cannot be done accurately in all cases.

     RISKS OF OPTIONS TRANSACTIONS. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, and, as long as its obligation as a writer continues, has retained the risk of loss if the price of the underlying security declines. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund cannot effect a closing transaction, it will not be able to sell the underlying security or securities in a segregated account while the previously written option remains outstanding, even though it might otherwise be advantageous to do so. Possible reasons for the absence of a liquid secondary market on a national securities exchange could include: insufficient trading interest, restrictions imposed by national securities exchanges, trading halts or suspensions with respect to options or their underlying securities, inadequacy of the facilities of national securities exchanges or The Options Clearing Corporation due to a high trading volume or other events, and a decision by one or more national securities exchanges to discontinue the trading of options or to impose restrictions on certain types of orders.

There also can be no assurance that a Fund would be able to liquidate an over-the-counter ("OTC") option at any time prior to expiration. In contrast to exchange-traded options where the clearing organization affiliated with the particular exchange on which the option is listed in effect guarantees completion of every exchange-traded option, OTC options are contracts between a Fund and a counter-party, with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it generally will be able to close out the option prior to its expiration only by entering into a closing transaction with the dealer from whom the Fund originally purchased the option.

Since option premiums paid or received by a Fund are small in relation to the market value of underlying investments, buying and selling put and call options offer large amounts of leverage. Thus, trading in options could result in a Fund's net asset value being more sensitive to changes in the value of the underlying securities.

FOREIGN CURRENCY TRANSACTIONS (ALL FUNDS EXCEPT CONSECO EQUITY AND CONSECO FIXED INCOME FUNDS)
A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency, at a future date at a price set at the time of the contract. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date at a price agreed upon by the parties. A Fund may either accept or make delivery of the currency at the maturity of the contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. A Fund will purchase and sell such contracts for hedging purposes and not as an investment. A Fund will engage in foreign currency futures contracts and forward currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates.

Except for the Conseco Convertible Securities Fund, a Fund will not (1) commit more than 15 percent of its total assets computes at market value at the time of commitment to foreign currency futures or forward currency contracts, or (2) enter into a foreign currency contract with a term of greater than one year. The Conseco Convertible Securities Fund will not commit more than 15 percent of its total assets computed at market value at the time of commitment to foreign currency futures or forward currency contracts, but it may enter into a foreign currency contract with a term of greater than one year.

Forward currency contracts are not traded on regulated commodities exchanges. When a Fund enters into a forward currency contract, it incurs the risk of default by the counter-party to the transaction.

There can be no assurance that a liquid market will exist when a Fund seeks to close out a foreign currency futures or forward currency position. While these contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

Although each Fund values its assets daily in U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund will do so from time to time, thereby incurring the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

OPTIONS ON FOREIGN CURRENCIES (CONSECO SCIENCE & TECHNOLOGY, CONSECO 20, CONSECO EQUITY, CONSECO BALANCED, CONSECO CONVERTIBLE SECURITIES AND CONSECO HIGH YIELD FUNDS)

The Fund may invest in call and put options on foreign currencies. A Fund may purchase call and put options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which portfolio securities of the Fund may be denominated. A call option on a foreign currency gives the purchaser the right to buy, and a put option the right to sell, a certain amount of foreign currency at a specified price during a fixed period of time. A Fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire.

A Fund may employ hedging strategies with options on currencies before the Fund purchases a foreign security denominated in the hedged currency, during the period the Fund holds a foreign security, or between the day a foreign security is purchased or sold and the date on which payment therefor is made or received. Hedging against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency increases relative to the U.S. dollar.

The Funds will purchase options on foreign currencies only for hedging purposes and will not speculate in options on foreign currencies. The Funds may invest in options on foreign currency which are either listed on a domestic securities exchange or traded on a recognized foreign exchange.

An option position on a foreign currency may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Funds will purchase only exchange-traded options, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. In the event no liquid secondary market exists, it might not be possible to effect closing transactions in particular options. If a Fund cannot close out an exchange-traded option which it holds, it would have to exercise its option in order to realize any profit and would incur transactional costs on the purchase or sale of the underlying assets.

SEGREGATION  AND  COVER  FOR  OPTIONS,  FUTURES  AND OTHER FINANCIAL INSTRUMENTS

The use of the financial instruments discussed above, i.e., interest rate transactions (including swaps, caps, floors and collars), futures contracts, options on future contacts, options on securities and securities indices, and forward contracts (collectively, "Financial Instruments"), may be subject to applicable regulations of the SEC, the several exchanges upon which they are traded, and/or the Commodity Futures Trading Commission ("CFTC").

Each Fund is required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). No Fund will enter into such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in a segregated account with its custodian in the prescribed amount as determined daily.

SECURITIES  LENDING

The Funds may lend securities to broker-dealers or other institutional investors pursuant to agreements requiring that the loans be continuously secured by any combination of cash, U.S. Government securities, and approved bank letters of credit that at all times equal at least 100% of the market value of the loaned securities. The Conseco Science & Technology, Conseco 20, Conseco Large-Cap, Conseco Convertible Securities, and Conseco High Yield Funds will not make such loans if, as a result, the aggregate amount of all oustanding securities loans would exceed 33 1/3% of the Fund's total assets. As a fundamental policy of the Conseco Equity, Conseco Balanced, and the Conseco Fixed Income Funds, such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans would exceed 15% of each Fund's total assets. A Fund continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities loaned or loss of rights in the collateral. However, the Funds seek to minimize this risk by making loans only to borrowers which are deemed by the Adviser to be of good financial standing and that have been approved by the Board.

BORROWING

A Fund may borrow money from a bank, but only if immediately after each such borrowing and continuing thereafter the Fund would have asset coverage of 300 percent. Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on a Fund's net asset value. Leverage also creates interest expenses; if those expenses exceed the return on the transactions that the borrowings facilitate, a Fund will be in a worse position than if it had not borrowed. The use of borrowing tends to result in a faster than average movement, up or down, in the net asset value of a Fund's shares. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The use of derivatives in connection with leverage may create the potential for significant losses. The Funds may pledge assets in connection with permitted borrowings. Each Fund may borrow an amount up to 33 1/3 % of its assets.

INVESTMENT  IN  SECURITIES  OF  OTHER  INVESTMENT  COMPANIES

Securities of other investment companies have the potential to appreciate as do any other securities, but tend to present less risk because their value is based on a diversified portfolio of investments. The 1940 Act expressly permits mutual funds to invest in other investment companies within prescribed limitations. An investment company generally may invest in other investment companies if at the time of such investment (1) it does not own more than 3 percent of the voting securities of any one investment company, (2) it does not invest more than 5 percent of its assets in any single investment company, and
(3) its investment in all investment companies does not exceed 10 percent of assets.

Some of the countries in which a Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government approved or authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for the Fund to invest in a foreign investment company in a country which permits direct foreign investment.

Investment companies in which the Funds may invest charge advisory and administrative fees and may also assess a sales load and/or distribution fees. Therefore, investors in a Fund that invests in other investment companies would indirectly bear costs associated with those investments as well as the costs associated with investing in the Fund. The percentage limitations described above significantly limit the costs a Fund may incur in connection with such investments.

SHORT  SALES

The Funds may effect short sales. A short sale is a transaction in which a Fund sells a security in anticipation that the market price of the security will decline. A Fund may effect short sales (i) as a form of hedging to offset potential declines in long positions in securities it owns or anticipates acquiring, or in similar securities, and (ii) to maintain flexibility in its holdings. In a short sale "against the box," at the time of sale the Fund owns the security it has sold short or has the immediate and unconditional right to acquire at no additional cost the identical security. Under applicable guidelines of the SEC staff, if a Fund engages in a short sale (other than a short sale against-the-box), it must put an appropriate amount of cash or liquid securities in a segregated account (not with the broker).

The effect of short selling on a Fund is similar to the effect of leverage. Short selling may exaggerate changes in a Fund's NAV. Short selling may also produce higher than normal portfolio turnover, which may result in increased transaction costs to a Fund.

INVESTMENT  PERFORMANCE

STANDARDIZED YIELD QUOTATIONS. Each class of the Funds may advertise investment performance figures, including yield. Each class' yield will be based upon a stated 30-day period and will be computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD  =  2  [((A-B)/CD)+1)6-1]

Where:
A    =  the  dividends  and  interest  earned  during  the  period.
B    =  the  expenses  accrued  for  the period (net of reimbursements, if any).
C = the average daily number of shares outstanding during the period that were entitled to receive dividends.
D = the maximum offering price (which is the net asset value plus, for Class A shares only, the maximum initial sales charge) per share on the last day of the period.

Average  Yield  Based  on  the  30-Day  Period  Ended  March  31,  2003




FUND                       CLASS A SHARES   CLASS B SHARES   CLASS C SHARES   CLASS Y SHARES
--------------------------------------------------------------------------------------------

Conseco High Yield Fund .            8.06%            7.79%            7.69%            9.59%
---------------------------------------------------------------------------------------------
Conseco Fixed Income Fund            5.18%            4.94%            4.87%            5.97%
---------------------------------------------------------------------------------------------

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN QUOTATIONS. Each class of the Funds may advertise its total return and its cumulative total return. The total return will be based upon a stated period and will be computed by finding the average annual compounded rate of return over the stated period that would equate an initial amount invested to the ending redeemable value of the investment (assuming reinvestment of all distributions), according to the following formula:

P  (1+T)n=ERV

Where:

P    =  a  hypothetical  initial  payment  of  $10,000.
T    =  the  average  annual  total  return.
n    =  the  number  of  years.
ERV = the ending redeemable value at the end of the stated period of a hypothetical $10,000 payment made at the beginning of the stated period.

The total return for Class B and Class C shares of each Fund will assume the maximum applicable contingent deferred sales charge is deducted at the times, in the amounts, and under the terms disclosed in the Fund's Prospectus. The cumulative total return will be based upon a stated period and will be computed by dividing the ending redeemable value (i.e., after deduction of any applicable sales charges) of a hypothetical investment by the value of the initial investment (assuming reinvestment of all distributions).

Each investment performance figure will be carried to the nearest hundredth of one percent.

                          Average Annual Total Returns
                         Periods Ended December 31,2002




FUND                               ONE     FIVE      PERIOD
                                  YEAR     YEARS      FROM
                                                   INCEPTION
-------------------------------------------------------------

Conseco Science & Technology
Class A (07/01/00). . . . . . .  -58.93%     N/A         -56.63%
Class B (07/01/00). . . . . . .  -58.56%     N/A         -56.26%
Class C (07/01/00). . . . . . .  -57.38%     N/A         -55.90%
Class Y (07/01/00). . . . . . .  -56.11%     N/A         -55.32%
----------------------------------------------------------------
Conseco 20
Class A (01/01/98). . . . . . .  -45.92%  -14.51%        -14.51%
Class B (02/18/98). . . . . . .  -45.87%     N/A         -16.56%
Class C (03/10/98). . . . . . .  -44.11%     N/A         -17.48%
Class Y (04/06/98). . . . . . .  -42.41%     N/A         -17.69%
----------------------------------------------------------------
Conseco Equity
Class A (01/02/97). . . . . . .  -18.67%    6.69%          9.24%
Class B (01/28/98). . . . . . .  -18.46%     N/A           7.32%
Class C (02/19/98). . . . . . .  -15.90%     N/A           5.85%
Class Y (01/02/97). . . . . . .  -13.33%    8.54%         10.90%
----------------------------------------------------------------
Conseco Large-Cap
Class A (07/01/00). . . . . . .  -31.71%     N/A         -27.27%
Class B (07/01/00). . . . . . .  -31.54%     N/A         -26.80%
Class C (07/01/00). . . . . . .  -29.52%     N/A         -26.20%
Class Y (07/01/00). . . . . . .  -27.37%     N/A         -25.22%
----------------------------------------------------------------
Conseco Balanced
Class A (01/02/97). . . . . . .  -17.52%    3.84%          5.95%
Class B (02/10/98). . . . . . .  -17.14%     N/A           3.40%
Class C (02/13/98). . . . . . .  -14.64%     N/A           3.34%
Class Y (01/02/97). . . . . . .  -12.06%    5.58%          7.54%
----------------------------------------------------------------
Conseco Convertible Securities
Class A (09/28/98). . . . . . .  -12.60%     N/A           3.64%
Class B (09/28/98). . . . . . .  -12.09%     N/A           4.21%
Class C (09/28/98). . . . . . .   -9.52%     N/A           4.34%
Class Y (09/28/98). . . . . . .   -6.70%     N/A           5.64%
----------------------------------------------------------------
Conseco High Yield
Class A (01/01/98). . . . . . .   -3.97%    0.85%          0.85%
Class B (02/19/98). . . . . . .   -3.07%     N/A           0.33%
Class C (02/19/98). . . . . . .   -0.46%     N/A           0.36%
Class Y (03/01/98). . . . . . .    2.64%     N/A           1.56%
----------------------------------------------------------------
Conseco Fixed Income
Class A (01/02/97). . . . . . .   -0.11%    5.13%          5.70%
Class B (03/20/98). . . . . . .   -0.32%     N/A           5.26%
Class C (03/05/98). . . . . . .    2.69%     N/A           5.66%
Class Y (01/02/97). . . . . . .    5.75%    6.86%          7.24%
----------------------------------------------------------------

                      After-Tax Average Annual Total Return
                         Periods Ended December 31,2002



FUND                                ONE     FIVE      PERIOD
                                   YEAR     YEARS      FROM
                                                    INCEPTION
---------------------------------------------------------------

CONSECO SCIENCE & TECHNOLOGY
Class A Return Before Taxes. . .  -58.93%     N/A         -56.63%
 (07/01/00)
Class A Return After Taxes . . .  -58.93%     N/A         -56.63%
  on Distributions
Class A Return After Taxes on. .  -36.19%     N/A         -38.27%
 Distributions and Sale of Fund
 Shares
----------------------------------------------------------------
CONSECO 20
Class A Return Before Taxes. . .  -45.92%  -14.51%        -14.51%
 (01/01/98)
Class A Return After Taxes . . .  -45.92%  -16.37%        -16.37%
 on Distributions
Class A Return After Taxes on. .  -28.19%  -10.24%        -10.24%
 Distributions and Sale of Fund
 Shares
----------------------------------------------------------------
CONSECO EQUITY
Class A Return Before Taxes. . .  -18.67%    6.69%          9.24%
 (01/02/97)
Class A Return After Taxes . . .  -18.67%    1.36%          3.98%
 on Distributions
Class A Return After Taxes on. .  -11.46%    3.27%          5.32%
 Distributions and Sale of Fund
 Shares
----------------------------------------------------------------
CONSECO LARGE-CAP
Class A Return Before Taxes. . .  -31.71%     N/A         -27.27%
 (07/01/00)
Class A Return After Taxes . . .  -31.71%     N/A         -27.27%
 on Distributions
Class A Return After Taxes on. .  -19.47%     N/A         -20.65%
 Distributions and Sale of Fund
 Shares
----------------------------------------------------------------
CONSECO BALANCED
Class A Return Before Taxes. . .  -17.52%    3.84%          5.95%
 (01/02/97)
Class A Return After Taxes . . .  -18.41%    0.30%          2.35%
 on Distributions
Class A Return After Taxes on. .   -6.27%    1.56%          3.19%
 Distributions and Sale of Fund
 Shares
----------------------------------------------------------------
CONSECO CONVERTIBLE SECURITIES
Class A Return Before Taxes. . .  -12.60%     N/A           3.64%
 (09/28/98)
Class A Return After Taxes . . .  -13.72%     N/A           0.99%
 on Distributions
Class A Return After Taxes on. .   -7.74%     N/A           2.09%
 Distributions and Sale of Fund
 Shares
----------------------------------------------------------------
Conseco High Yield
Class A Return Before Taxes. . .   -3.97%    0.85%          0.85%
 (01/01/98)
Class A Return After Taxes . . .   -7.95%   -2.62%         -2.62%
 on Distributions
Class A Return After Taxes on. .   -2.56%   -0.99%         -0.99%
 Distributions and Sale of Fund
 Shares
----------------------------------------------------------------
Conseco Fixed Income
Class A Return Before Taxes. . .   -0.11%    5.13%          5.70%
 (01/02/97)
Class A Return After Taxes . . .   -2.35%    2.61%          3.11%
 on Distributions
Class A Return After Taxes on. .   -0.12%    2.81%          3.23%
 Distributions and Sale of Fund
 Shares
----------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after0tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and C will vary.

NON-STANDARDIZED PERFORMANCE. In addition, in order to more completely represent a Fund's performance or more accurately compare such performance to other measures of investment return, a Fund also may include in advertisements, sales literature and shareholder reports other total return performance data ("Non-Standardized Return"). Non-Standardized Return may be quoted for the same or different periods as those for which Standardized Return is required to be quoted; it may consist of an aggregate or average annual percentage rate of return, actual year-by-year rates or any combination thereof. Non-Standardized Return for Class A, B and C shares may or may not take sales charges into account; performance data calculated without taking the effect of sales charges, if any, into account may be higher than data including the effect of such charges. All non-standardized performance will be advertised only if the standard performance data for the same period, as well as for the required periods, is also presented.

GENERAL INFORMATION. From time to time, the Funds may advertise their performance compared to similar funds or types of investments using certain unmanaged indices, reporting services and publications. Descriptions of some of the indices which may be used are listed below.

The Standard & Poor's 500 Composite Stock Price Index is a well diversified list of 500 companies representing the U.S. stock market.

The Standard & Poor's MidCap 400 Index consists of 400 domestic stocks of companies whose market capitalizations range from $201 million to $14.4 billion, with a median market capitalization of $2.1 billion.

The NASDAQ-100 Index includes 100 of the largest domestic and international non-financial companies listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain financial companies including investment companies.

The NASDAQ Composite OTC Price Index is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 5,510 stocks listed on the NASDAQ Stock Market.

The Lehman Government Bond Index is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities and foreign targeted issues are not included in the Lehman Government Bond Index.

The Lehman Government/Corporate Bond Index is a measure of the market value of approximately 5,900 bonds with a face value currently in excess of $3.5 trillion. To be included in the Lehman Government/Corporate Index, an issue must have amounts outstanding in excess of $100 million, have at least one year to maturity and be rated "BBB/Baa" or higher ("investment grade") by an NRSRO.

The Lehman Brothers Aggregate Bond Index is an index consisting of the securities listed in Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index, and the Lehman Brothers Asset-Backed Securities Index. The Government/Corporate Bond Index is described above. The Mortgage-Backed Securities Index consists of 15 and 30-year fixed rate securities backed by mortgage pools of GNMA, FHLMC and FNMA (excluding buydowns, manufactured homes and graduated equity mortgages). The Asset-Backed Securities Index consists of credit card, auto and home equity loans (excluding subordinated tranches) with an average life of one year.

The Merrill Lynch Convertible Securities Index is a market capitalization weighted index of over 450 non-mandatory domestic corporate convertible securities, representing approximately 95% of the total outstanding market value of U.S. convertible securities. To be included in the index, bonds and preferred stocks must be convertible only to common stock and have a market value or original par value of at least $500 million.

The Boston Convertible Securities Index is a market capitalization weighted index of over 250 convertible bonds and preferred stocks rated B- or above. To be included in the index, convertible bonds must have an original par value of at least $50 million and preferred stocks must have a minimum of 500,000 shares outstanding. The index also includes U.S. dollar-denominated Eurobonds that have been issued by U.S. domiciled companies, are rated B- or above, and have an original par value of at least $100 million.

The Merrill Lynch High Yield Master Index II is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default.

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $12.7 billion; the median market capitalization was approximately $3.8 billion. The smallest company in the index had an approximate market capitalization of $1.4 billion.

Each index includes income and distributions but does not reflect fees, brokerage commissions or other expenses of investing.

In addition, from time to time in reports and promotions (1) a Fund's performance may be compared to other groups of mutual funds tracked by: (a) Lipper Analytical Services and Morningstar, Inc., widely used independent research firms which rank mutual funds by overall performance, investment objectives, and assets; or (b) other financial or business publications, such as Business Week, Money Magazine, Forbes and Barron's which provide similar information; (2) the Consumer Price Index (measure for inflation) may be used to assess the real rate of return from an investment in a Fund; (3) other statistics such as Gross National Product and net import and export figures derived from governmental publications, e.g., The Survey of Current Business or statistics derived by other independent parties, e.g., the Investment Company
Institute, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (4) various financial, economic and market statistics developed by brokers, dealers and other persons may be used to illustrate aspects of a Fund's performance; and (5) the sectors or industries in which a Fund invests may be compared to relevant indices or surveys (e.g., S&P Industry Surveys) in order to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector.

SECURITIES  TRANSACTIONS

The Adviser/Sub-advisers (the "Advisers") are responsible for decisions to buy and sell securities for these Funds, broker-dealer selection, and negotiation of brokerage commission rates. The primary consideration in effecting a securities transaction will be execution at the most favorable price. A substantial majority of a Fund's portfolio transactions in fixed income securities will be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by a Fund. In certain instances, purchases of underwritten issues may be at prices which include underwriting fees.

    In selecting a broker-dealer to execute a particular transaction, the Advisers will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of the order and the difficulty of execution; and the size of contribution of the broker-dealer to the investment performance of a Fund on a continuing basis. Broker-dealers may be selected who provide brokerage and/or research services to the Funds and/or other accounts over which the Advisers exercise investment discretion. Such services may include furnishing advice concerning the value of securities (including providing quotations as to securities); the advisability of investing in, purchasing or selling securities, and the availability of securities or the purchasers or sellers of securities; furnishing analysis and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance, settlement and custody, or required in connection therewith.

    Subject to the Conduct Rules of the NASD and to obtaining the best price and execution, the Advisers may select brokers who provide research or other services or who sell shares of the Funds to effect portfolio transactions. The Advisers may also select an affiliated broker to execute transactions for the Funds, provided that the commissions, fees or other remuneration paid to such affiliated broker are reasonable and fair as compared to that paid to non-affiliated brokers for comparable transactions.

    The Advisers shall not be deemed to have acted unlawfully, or to have breached any duty created by a Fund's Investment Advisory Agreement or otherwise, solely by reason of its having caused the Fund to pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Advisers determine in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Advisers' overall responsibilities with respect to the Fund. The Advisers allocate orders placed by them on behalf of these Funds in such amounts and proportions as the Advisers shall determine and the Advisers will report on said allocations regularly to a Fund indicating the broker-dealers to whom such allocations have been made and the basis therefor.

     The receipt of research from broker-dealers may be useful to the Advisers in rendering investment management services to these Funds and/or the Advisers' other clients; conversely, information provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Advisers in carrying out its obligations to these Funds. The receipt of such research will not be substituted for the independent research of the Adviser. It does enable the Advisers to reduce costs to less than those which would have been required to develop comparable information through its own staff. The use of broker-dealers who supply research may result in the payment of higher commissions than those available from other broker-dealers who provide only the execution of portfolio transactions.

    Orders on behalf of these Funds may be bunched with orders on behalf of other clients of the Adviser. It is the Adviser's policy that, to the extent practicable, all clients with similar investment objectives and guidelines be treated fairly and equitably in the allocation of securities trades.

    The Board periodically reviews the Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Trust.

     For the fiscal years ended December 31, 2000, 2001 and 2002 the following brokerage commissions were paid by the Funds:




Fund                               2000       2001      2002
--------------------------------------------------------------

Conseco Science & Technology*.  $   23,389  $  5,347  $ 66,650
Conseco 20 . . . . . . . . . .  $1,403,940  $ 29,994  $123,387
Conseco Equity . . . . . . . .  $  975,561  $447,632  $498,764
Conseco Large-Cap* . . . . . .  $   84,202  $ 40,535  $ 47,527
Conseco Balanced . . . . . . .  $  157,509  $116,348  $125,152
Conseco Convertible Securities  $   13,552  $ 19,082  $ 16,913
Conseco High Yield . . . . . .  $        0  $      0  $      0
Conseco Fixed Income . . . . .  $        0  $      0  $      0
--------------------------------------------------------------


* The Conseco Science & Technology and Conseco Large-Cap Funds commenced operations on July 1, 2000. The amount listed is for the fiscal period beginning July 1, 2000.

During the fiscal years ended December 31, 2000, 2001 and 2002, no Fund paid commissions to any affiliated brokers.

During the fiscal year ended December 31, 2002, each of the Conseco 20, Conseco Equity, Conseco Balanced, Conseco Large-Cap and Conseco Balanced Funds acquired the securities of its "regular brokers or dealers" (as defined in the 1940 Act) ("Regular B/Ds") as follows:



CONSECO 20 FUND:

Morgan Stanley Dean Witter & Co.  $2,674,640
--------------------------------------------

CONSECO EQUITY FUND:
Bear Stearns Companies, Inc. . .  $  291,060
--------------------------------------------

CONSECO LARGE-CAP FUND:
NVR, Inc.. . . . . . . . . . . .  $   32,550
--------------------------------------------

CONSECO BALANCED FUND:
Bear Stearns Companies, Inc. . .  $  190,080
Merrill Lynch & Co., Inc.. . . .  $   45,540
Morgan Stanley Dean Witter & Co.  $   83,433
--------------------------------------------



MANAGEMENT

THE  ADVISER

     Conseco Capital Management, Inc. ("CCM" or the "Adviser") is a wholly owned subsidiary of Conseco, Inc. ("Conseco"), a publicly held financial services company (OTCBB: CNCEQ). On December 18, 2002, Conseco, Inc. and its non-operating holding companies filed voluntarypetitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code. Conseco Capital Management and Conseco Fund Group are separate legal entities and are not included in the bankruptcy filing. CCM will continue to operate in the ordinary course of business as the investment adviser to Conseco Fund Group. CCM manages investments for Conseco, Inc., Conseco Series Trust and other affiliated mutual funds, as well as, endowments, corporate and government pension funds, Taft-Hartley pension funds, hospitals, insurance companies, religious organizations and high net worth individuals. As of Dec. 31, 2002, CCM managed more than $27 billion.

The Adviser serves as the Investment Adviser to all the Funds pursuant to an investment advisory agreement with the Trust on behalf of each Fund. The Advisory Agreement provides, in substance, that the Adviser will make and implement investment decisions for the Funds in its discretion and will continuously develop an investment program for the Funds' assets.

In general, the Adviser supervises each Fund's management and investment program, furnishes office space, prepares reports for the Funds, and pays all compensation of officers and Trustees of the Trust who are affiliated persons of the Adviser. Each Fund pays all other expenses incurred in the operation of the Fund, including fees and expenses of unaffiliated Trustees of the Trust.

The  Fund  has  received  a  "Managers of Managers" exemptive order from the SEC
("Managers of Managers Order") that permits the Adviser, subject to certain conditions, to enter into Sub-advisory Agreements with sub-advisers approved by the Trustees, without shareholder approval. Pursuant to the terms of the Manager of Managers Order, the Adviser is able, subject to the approval of the Trustees, but without shareholder approval, to employ new sub-advisers for new or existing funds, change the terms of particular Sub-advisory Agreements or continue the employment of existing sub-advisers after events occur that would otherwise would cause an automatic termination of the agreement under the 1940 Act. Shareholders will receive notice of any such change within 90 days. However, the Adviser may not enter into a sub-advisory agreement with an "affiliated person" of the Adviser (as that term is defined in Section 2(a)(3) of the 1940 Act) ("Affiliated Sub-Adviser"), unless the sub-advisory agreement with the Affiliated Sub-Adviser, including compensation thereunder, is approved by the affected fund's shareholders, including, in instances in which the sub-advisory agreement pertains to a newly formed fund, the fund's initial shareholder. Although shareholder approval would not be required for the termination of Sub-advisory Agreements, shareholders of a fund would continue to have the right to terminate such agreements for a fund at any time by a vote of a majority outstanding voting securities of a fund.

Pursuant to Sub-Advisory Contracts with the Adviser, the Adviser has contracted with (1) Oak Associates, ltd (OAK) to subadvise the Conseco Science & Technology and Conseco 20 Funds and (2) Chicago Equity Partners, LLC (CEP) to subadvise the Conseco Equity, Conseco Large-Cap and the equity portion of the Conseco Balanced Funds. The Adviser, not the Funds, pays the subadvisory fee to OAK and CEP.

The Investment Advisory Agreement, between the Adviser and the Trust on behalf of each Fund, provides that the Adviser shall not be liable for any error in judgment or mistake of law or for any loss suffered by a Fund in connection with any investment policy or the purchase, sale or redemption of any securities on the recommendations of the Adviser. The Agreement provides that the Adviser is not protected against any liability to a Fund or its security holders for which the Adviser shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by the Agreement or the violation of any applicable law.

Under the terms of the Investment Advisory Agreement, the Adviser has contracted to receive an investment advisory fee for each Fund as follows:





Fund                                             Annual
                                               Investment
                                                Advisory
                                     Fee (as a percentage of daily
                                              net assets)
-------------------------------------------------------------------

Conseco Science & Technology Fund .                           1.00%
Conseco 20 Fund . . . . . . . . . .                           0.70%
Conseco Equity Fund . . . . . . . .                           0.70%
Conseco Large-Cap Fund. . . . . . .                           0.70%
Conseco Balanced Fund . . . . . . .                           0.70%
Conseco Convertible Securities Fund                           0.85%
Conseco High Yield Fund . . . . . .                           0.70%
Conseco Fixed Income Fund . . . . .                           0.45%
-------------------------------------------------------------------

Pursuant to a contractual arrangement with the Trust, the Adviser, along with the Funds' Administrator and Distributor, has agreed to waive fees and/or reimburse expenses through April 30, 2004, so that annual operating expenses of the Funds are limited to the following net expenses:



                                  NET EXPENSES

FUND                            CLASS A   CLASS B AND   CLASS Y
                                 SHARES     C SHARES     SHARES
----------------------------------------------------------------
Conseco Science & Technology .     1.75%         2.25%     1.25%
Conseco 20 . . . . . . . . . .     1.75%         2.25%     1.25%
Conseco Equity . . . . . . . .     1.50%         2.00%     1.00%
Conseco Large-Cap. . . . . . .     1.50%         2.00%     1.00%
Conseco Balanced . . . . . . .     1.50%         2.00%     1.00%
Conseco Convertible Securities     1.55%         2.05%     1.05%
Conseco High Yield . . . . . .     1.40%         1.90%     0.90%
Conseco Fixed Income . . . . .     1.10%         1.60%     0.60%
----------------------------------------------------------------


The Adviser will waive fees and/or reimburse expenses on a monthly basis and the Adviser will pay each Fund by reducing its fee. Any waivers or reimbursements will have the effect of lowering the overall expense ratio for each Fund and increasing its overall return to investors at the time any such amounts were waived/and or reimbursed. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed, including initial organization costs of each Fund, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

This contractual arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses.




                                ADVISORY FEES ACCRUED            AMOUNT REIMBURSED/WAIVED
                                  FISCAL YEAR ENDED                  FISCAL YEAR ENDED
FUND                                DECEMBER 31                       DECEMBER 31
------------------------------------------------------------------------------------------
                           2000          2001        2002      2000      2001      2002
------------------------------------------------------------------------------------------

Conseco Science & .  $    183,060  $     220,356  $ 135,850  $ 76,522  $ 95,616  $ 86,186
 Technology
------------------------------------------------------------------------------------------
Conseco 20. . . . .  $  2,690,206  $   1,099,654  $ 595,582  $      0  $      0  $ 57,247
------------------------------------------------------------------------------------------
Conseco Equity. . .  $  1,312,117  $     991,984  $ 935,737  $      0  $142,531  $114,495
------------------------------------------------------------------------------------------
Conseco Large-Cap .  $     89,882  $     157,895  $  97,933  $ 72,412  $103,682  $ 84,366
------------------------------------------------------------------------------------------
Conseco Balanced. .  $    411,641  $     584,843  $ 481,839  $144,081  $147,436  $123,484
------------------------------------------------------------------------------------------
Conseco Convertible  $    769,123  $     419,215  $ 219,505  $132,975  $170,570  $111,370
Securities
------------------------------------------------------------------------------------------
Conseco High Yield.  $    808,792  $     708,590  $ 731,215  $204,877  $213,373  $218,449
------------------------------------------------------------------------------------------
Conseco Fixed . . .  $    300,782  $     629,522  $ 738,965  $124,610  $282,001  $385,555
Income
------------------------------------------------------------------------------------------

* The Conseco Science & Technology and Conseco Large-Cap Funds commenced operations on July 1, 2000.

Each Fund may receive credits from its custodian based on cash held by the Fund at the custodian. These credits may be used to reduce the custody fees payable by the Fund. In that case, the Adviser's (and, other affiliates') agreement to waive fees or reimburse expenses will be applied only after the Fund's custody fees have been reduced or eliminated by the use of such credits.

APPROVAL  OF  INVESTMENT  ADVISORY  AGREEMENT

     In continuing the Funds' Advisory Agreement, the Trustees requested and considered a wide range of information provided by CCM and, certain of its affiliates. The Independent Trustees also received the advice of independent legal counsel. Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the Investment Advisory Agreement and concluded that the compensation under the Investment Advisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. Among other things, the Trustees considered information about:

     - CCM and its personnel (including particularly those personnel with responsibilities for providing services to the Funds), resources and investment process;

     -    the  terms  of  the  Advisory  Agreement;

     -    the  scope and quality of the services that CCM provides to the Funds;

     - the historical investment performance of each Fund (if applicable) and that of comparable funds managed by other advisers over various periods;

     - the advisory fee rates payable to CCM by the Funds and by other funds and client accounts managed by CCM, and payable by comparable funds managed by other advisers;

     - the total expense ratio of each Fund and of comparable funds managed by other advisers;

     - compensation payable by the Funds to affiliates of CCM for other services;

     - the profitability to CCM and its affiliates of their relationships with the Funds; and

     - CCM's use of the Funds' brokerage transactions to obtain research benefiting the Funds or other CCM clients at a cost that may be in excess of the amount other brokers would charge or to reduce certain out-of-pocket expenses otherwise payable by the Funds.

OTHER  SERVICE  PROVIDERS

THE  ADMINISTRATOR.   Conseco  Services,  LLC  (the  "Administrator")  is  a
wholly-owned subsidiary of Conseco, and receives compensation from the Trust pursuant to an Administration Agreement dated January 2, 1997 and amended December 31, 1997. The Administration Agreement was approved with respect to the Conseco Convertible Securities Fund on May 14, 1998 and with respect to the Conseco Science & Technology and Conseco Large-Cap Funds on May 17, 2000. Under that agreement, the Administrator supervises the overall administration of the Funds. These administrative services include supervising the preparation and filing of all documents required for compliance by the Funds with applicable laws and regulations, supervising the maintenance of books and records, and other general and administrative responsibilities.

For providing these services, the Administrator receives a fee from each of the Funds of 0.20% per annum of its average daily net assets. Pursuant to the Administration Agreement, the Administrator reserves the right to employ one or more sub-administrators to perform administrative services for the Funds. U.S. Bancorp Mutual Fund Services, LLC performs certain administrative services for each of the Funds, pursuant to agreements with the Administrator. See "The Adviser" above regarding the Administrator's contractual arrangement to waive its fees and/or reimburse Fund expenses.

U.S. Bancorp Fund Services, LLC provides sub-accounting and sub-administration services to the Fund.

For the fiscal year ended December 31, 2002, the following administration fees were accrued:




FUND                            FEES ACCRUED
---------------------------------------------

Conseco Science & Technology .  $      27,170
Conseco 20 . . . . . . . . . .  $     170,166
Conseco Equity . . . . . . . .  $     267,354
Conseco Large-Cap. . . . . . .  $      27,981
Conseco Balanced . . . . . . .  $     137,668
Conseco Convertible Securities  $      51,648
Conseco High Yield . . . . . .  $     208,918
Conseco Fixed Income . . . . .  $     348,429
---------------------------------------------



CUSTODIAN. The Bank of New York, 90 Washington Street, 22nd Floor, New York, New York 10826, serves as custodian of the assets of each Fund.

TRANSFER  AGENCY  SERVICES.   U.S.  Bancorp  Mutual  Fund  Services,  LLC is the
transfer  agent  for  each  Fund.

CODE OF ETHICS. The Fund, Adviser and Principal Underwriter have adopted a Code of Ethics of (hereinafter "Code") pursuant to Rule 17j-1 promulgated by the Securities and Exchange Commission pursuant to Section 17(j) of the Investment Company Act of 1940 (the "Investment Company Act") and under the Insider Trading and Securities Fraud Enforcement Act of 1988 (the "Insider Trading Act"). Under the Code, neither director, officer nor advisory person of the Adviser shall purchase or sell, directly or indirectly, any security in which he has, or by reason of such transaction acquires, any direct or indirect beneficial ownership and which security to his knowledge at the time of such purchase and sale (1) is being considered for purchase or sale by the Adviser on behalf of any client, or
(2) is being purchased or sold by the Adviser on behalf of any client. The Code also requires prior clearance, submission of duplicate confirmations on all transactions, submission of duplicate monthly statements on all beneficially owned accounts by access persons. The Code is on file with and is available from the Securities and Exchange Commission.

Under CCM's personal securities trading policy (the "Policy"), CCM employees must preclear personal transactions in securities not exempt under the Policy. In addition, CCM employees must report their personal securities transactions and holdings, which are reviewed for compliance with the Policy. CCM access persons, including portfolio managers and investment personnel, who comply with the Policy's preclearance and disclosure procedures, and the requirements of the Policy, may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice. OAK and CEP have each adopted a code of ethics under Rule 17j-1 under the 1940 Act. These codes of ethics permit persons subject to the respective code, subject to conditions set forth therein, to invest in securities, including certain securities that may be purchased or held by a Fund or Funds. These codes of ethics have been filed with and are available from the Securities and Exchange Commission.

OAK and CEP have each adopted a code of ethics under Rule 17j-1 under the 1940 Act. These codes of ethics permit persons subject to the respective code, subject to conditions set forth therein, to invest in securities, including certain securities that may be purchased or held by a Portfolio or Portfolios. These codes of ethics have been filed with and are available from the Securities and Exchange Commission.

INDEPENDENT ACCOUNTANTS/AUDITORS. PricewaterhouseCoopers LLP, Indianapolis, Indiana serves as the Trust's independent accountants.

TRUSTEES  AND  OFFICERS  OF  THE  TRUST

The Trustees of the Trust decide upon matters of general policy for the Trust. In addition, the Trustees review the actions of the Adviser, as set forth in "Management." The Trust's officers supervise the daily business operations of the Trust.

Each Trustee will serve the Fund until his/her successor is duly elected and qualified. All Trustees oversee the 17 Portfolios that make up the Conseco Mutual Fund Complex, including Conseco Fund Group (8 Portfolio), Conseco Series Trust (7 Portfolios), Conseco StockCar Stocks Mutual Fund, Inc. (1 Portfolio) and Conseco Strategic Income Fund (1 Portfolio).

The Trustees and officers of the Trust, their affiliations, if any, with the Adviser and their principal occupations are set forth below.




NAME, ADDRESS               POSITION(S)      LENGTH OF                PRINCIPAL                   NUMBER           OTHER
AND AGE                      HELD WITH         TIME                 OCCUPATION(S)             OF PORTFOLIOS    DIRECTORSHIPS
                               TRUST          SERVED                 DURING PAST                 IN FUND          HELD BY
                                                                       5 YEARS               COMPLEX OVERSEEN     TRUSTEE
                                                                                                BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------

William P. Daves, Jr., 77  Chairman of     Since          Consultant to insurance and        4 registered      None
11825 N. Pennsylvania . .  the Board &     December 1996  healthcare industries, Former      investment
Street. . . . . . . . . .  Trustee                        Director, Chairman and Chief       companies
Carmel, IN 46032                                          Executive Officer, FFG             consisting of 17
                                                          Insurance Co.; Chairman of         portfolios
                                                          the Board and Trustee of
                                                          other investment companies
                                                          managed by the Adviser
----------------------------------------------------------------------------------------------------------------------------
Harold W. Hartley, 79 . .  Trustee         Since          Chartered Financial Analyst;       4 registered      Ennis
11825 N. Pennsylvania                      December 1996  Retired, Executive Vice            investment        Business
Street                                                    President, Tenneco Financial       companies         Forms,
Carmel, IN 46032                                          Services, Inc.; Trustee of other   consisting of 17  Inc.
                                                          investment companies managed       portfolios
                                                          by the Adviser.
----------------------------------------------------------------------------------------------------------------------------
Dr. R. Jan LeCroy, 71 . .  Trustee         Since          Retired, President, Dallas         4 registered      SWS
11825 N. Pennsylvania                      December 1996  Citizens Council; Trustee of       investment        Group, Inc.
Street                                                    other investment companies         companies
Carmel, IN 46032                                          managed by the Adviser.            consisting of 17
                                                                                             portfolios
----------------------------------------------------------------------------------------------------------------------------
Dr. Jess H. Parrish, 75 .  Trustee         Since          Higher Education Consultant        4 registered      None
11825 N. Pennsylvania                      December 1996  Former President, Midland          investment
Street                                                    College; Trustee of other          companies
Carmel, IN 46032                                          investment companies               consisting of 17
                                                          managed by the Adviser.            portfolios
----------------------------------------------------------------------------------------------------------------------------
David N. Walthall, 57 . .  Trustee         Since          Principal, Walthall Asset          4 registered      None
11825 N. Pennsylvania                      October 1998   Management.  Former President,     investment
Street                                                    Chief Executive Officer and        companies
Carmel, IN 46032                                          Director of Lyrick Corporation.    consisting of 17
                                                          Formerly, President and CEO,       portfolios
                                                          Heritage Media Corporation,.
                                                          Formerly, Director, Eagle
                                                          National Bank.  Trustee of
                                                          other investment companies
                                                          managed by the Adviser.
----------------------------------------------------------------------------------------------------------------------------
AFFILIATED TRUSTEES AND OFFICERS
-------------------------
Maxwell E. Bublitz, 47**.  President       Since          Chartered Financial Analyst;       4 registered      None
11825 N. Pennsylvania . .  and Trustee     December 1996  CEO, President and Director,       investment
Street                                                    Adviser; Senior Vice President,    companies
Carmel, IN 46032                                          Investments of Conseco, Inc.;      consisting of 17
                                                          President and Trustee of other     portfolios
                                                          investment companies
                                                          managed by the Adviser.
----------------------------------------------------------------------------------------------------------------------------
Gregory J. Hahn, 42** . .  Vice            Since          Chartered Financial Analyst.       4 registered      None
11825 N. Pennsylvania . .  President for   December 1996  Senior Vice President, Adviser.    investment
Street. . . . . . . . . .  Investments                    Trustee of other investment        companies
Carmel, IN 46032. . . . .  and Trustee                    companies managed by the           consisting of 17
                                                          Adviser.                           portfolios
----------------------------------------------------------------------------------------------------------------------------
William P. Kovacs, 57 . .  Vice            Since          Vice President, General Counsel,   4 registered      None
11825 N. Pennsylvania . .  President       February 1999  Chief Compliance Officer of        investment
Street. . . . . . . . . .  and Secretary                  Adviser.  Vice President and       companies
Carmel, IN 46032                                          Secretary of other investment      consisting of 17
                                                          companies managed by the           portfolios
                                                          Adviser.  Previously, Of Counsel
                                                          to Shefsky & Froelich and
                                                          Rudnick & Wolfe; Prior thereto,
                                                          Vice President and Assistant
                                                          Secretary, Kemper Financial
                                                          Services, Inc.
----------------------------------------------------------------------------------------------------------------------------
Audrey L. Kurzawa, 35 . .  Treasurer       Since          Certified Public Accountant;       4 registered      None
11825 N. Pennsylvania                      October 2002   Controller, Adviser.  Treasurer    investment
Street                                                    of other investment companies      companies
Carmel, IN 46032                                          managed by the Adviser.            consisting of 17
                                                                                             portfolios
----------------------------------------------------------------------------------------------------------------------------
William T. Devanney, 47 .  Vice            Since          Senior Vice President, Corporate   4 registered      None
11825 N. Pennsylvania . .  President       December 1996  Taxes of Conseco Services, LLC     investment
Street                                                    and various affiliates.  Vice      companies
Carmel, IN 46032                                          President of other investment      consisting of 17
                                                          companies managed by the           portfolios
                                                          Adviser.
----------------------------------------------------------------------------------------------------------------------------


* The Trustee so indicated is an "interested person," as defined in the 1940 Act, of the Trust due to the positions indicated with the Adviser and its affiliates.
The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Funds and on an aggregate basis, in the registered investment companies overseen by the trustee within the Conseco Mutual Fund
Complex:



NAME                       DOLLAR                  AGGREGATE
OF                          RANGE                   DOLLAR
TRUSTEE                   OF EQUITY                RANGE OF
                         SECURITIES            EQUITY SECURITIES
                         IN THE FUND     IN ALL REGISTERED INVESTMENT
                                                   COMPANIES
                                                  OVERSEEN BY
                                                THE TRUSTEE IN
                                              THE CONSECO MUTUAL
                                                 FUND COMPLEX.
----------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------

William P. Daves . .  $               0  $           50,001 - $100,000
----------------------------------------------------------------------
Harold W. Hartley. .  $               0  $            10,001 - $50,000
----------------------------------------------------------------------
Dr. R. Jan LeCroy. .  $               0                  Over $100,000
----------------------------------------------------------------------
Dr. Jess H. Parrish.  $               0                  Over $100,000
----------------------------------------------------------------------
David N. Walthall. .  $               0  $                           0
----------------------------------------------------------------------
AFFILIATED TRUSTEES
----------------------------------------------------------------------
Maxwell E. Bublitz*.  $               0  $                           0
----------------------------------------------------------------------
Gregory J. Hahn* . .  $10,001 - $50,000  $            10,001 - $50,000
----------------------------------------------------------------------



* The Trustee so indicated is an "interested person," as defined in the 1940 Act, of the Trust due to the positions indicated with the Adviser and its affiliates.

The following table shows the compensation of each disinterested Trustee for the fiscal year ending December 31, 2002 for affiliated investment companies within the Conseco Mutual Fund Complex. In addition to Conseco Series Trust, the Fund Complex, as of December 31, 2002 consists of: Conseco Fund Group, Conseco
Strategic Income Fund and Conseco StockCar Stocks Mutual Fund, Inc. which includes 17 separate portfolios.

                               COMPENSATION TABLE





                          AGGREGATE     TOTAL COMPENSATION
                        COMPENSATION      FROM INVESTMENT
NAME OF PERSON,        FROM THE TRUST    COMPANIES IN THE
POSITION                                TRUST COMPLEX PAID
                                            TO TRUSTEES
-----------------------------------------------------------
William P. Daves, Jr.  $        17,625  $            56,625
Harold W. Hartley . .  $        15,125  $            50,375
Dr. R. Jan LeCroy . .  $        16,625  $            51,875
Dr. Jess H. Parrish .  $        12,625  $            42,750
David N. Walthall . .  $        16,125  $            51,375
-----------------------------------------------------------


None of the Independent Trustees, or his immediate family members beneficially owned a class of securities in the investment adviser, principal underwriter of the Fund, nor any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Fund.

COMMITTEES  OF  THE  BOARD




BOARD                       COMMITTEE                 COMMITTEE          MEETINGS HELD
COMMITTEE                    MEMBERS                  FUNCTIONS           DURING LAST
                                                                          FISCAL YEAR
---------------------------------------------------------------------------------------

Audit Committee. . .  William P. Daves, Jr.   The Audit Committee        One
                      Harold W. Hartley,      meets with the
                      Chairperson             independent auditors
                      Dr. R. Jan LeCroy       periodically to review
                      Dr. Jess H. Parrish     the results of the audits
                      David N. Walthall       and report the results to
                                              the full Board, evaluates
                                              the independence of the
                                              auditors, and reviews
                                              legal and regulatory
                                              matters that may effect
                                              the Trust
---------------------------------------------------------------------------------------
Compensation . . . .  William P. Daves, Jr.   The Compensation           One
Committee. . . . . .  Harold W. Hartley       Committee periodically
                      Dr. R. Jan LeCroy,      reviews and evaluates the
                      Chairperson             compensation of the
                      Dr. Jess H. Parrish     Independent Trustees
                      David N. Walthall       and recommends any
                                              appropriate changes to
                                              the  independent
                                              trustees as a group.
---------------------------------------------------------------------------------------
Insurance. . . . . .  William P. Daves, Jr.,  The Insurance Committee    One
Committee. . . . . .  Chairperson             periodically reviews
                      Harold W. Hartley       and evaluates the
                      Dr. R. Jan LeCroy       insurance coverage that
                      Dr. Jess H. Parrish     protects the Trust and
                      David N. Walthall       the Trustees.
---------------------------------------------------------------------------------------
Retirement Committee  William P. Daves, Jr.   The Retirement Committee   One
                      Harold W. Hartley       periodically reviews and
                      Dr. R. Jan LeCroy       evaluates the retirement
                      Dr. Jess H. Parrish     policy and recommends
                      David N. Walthall,      any appropriate changes
                      Chairperson             to the independent
                                              trustees as a group.
---------------------------------------------------------------------------------------
Nominating Committee  William P. Daves, Jr.   The Nominating             One
                      Harold W. Hartley       Committee reviews and
                      Dr. R. Jan LeCroy       evaluates candidates'
                      Dr. Jess H. Parrish,    qualifications for Board
                      Chairperson             membership and the
                      David N. Walthall       nominees' independence
                                              from the Trust's manager
                                              and other principal
                                              service provider.
---------------------------------------------------------------------------------------


CONTROL  PERSONS  AND  PRINCIPAL  HOLDERS  OF  SECURITIES

As of March 31, 2003, the following shareholders owned of record, or were known by a Fund to own beneficially, five percent or more of the outstanding shares of each class of shares of each Fund.



FUND/CLASS                      ENTITY NAME/                % OF
NAME                              ADDRESS                OWNERSHIP
-------------------------------------------------------------------

CONSECO SCIENCE & TECHNOLOGY FUND

CLASS A . . . . . .  PAINEWEBBER/JIMAD                       60.34%
                     LIMITED PARTNERSHIP
                     1795 Brookwood Drive
                     Akron, OH  44313-5070
                     PAINEWEBBER/JAMES BERLIN                12.06%
                     1795 Brookwood
                     Akron, OH  44313
                     MERRILL LYNCH                            7.90%
                     4800 Deer Lake Drive E, Floor 2
                     Jacksonville, FL  32246-6484
CLASS B . . . . . .  MERRILL LYNCH                           66.08%
                     4800 Deer Lake Drive E, Floor 2
                     Jacksonville, FL  32246-6484
CLASS C . . . . . .  MERRILL LYNCH                           37.39%
                     4800 Deer Lake Drive E, Floor 2
                     Jacksonville, FL  32246-6484
                     LEGG MASON WOOD WALKER, INC.             7.02%
                     PO Box 1476
                     Baltimore, MD 21203-1476
                     PAINEWEBBER/DAVID P. BANKS               5.40%
                     20989 Olivo Way
                     Boca Raton, FL  33433
CLASS Y . . . . . .  MERRILL LYNCH                           56.12%
                     4800 Deer Lake Drive E, Floor 2
                     Jacksonville, FL  32246-6484
                     FIRST CLEARING CORP/CURTIS              27.48%
                     ALISON H LAUB
                     1160 Ridgemont Drive
                     FIRST CLEARING CORP/ROBERT FANELLI       6.93%
                     Logansport RD
                     Ford City, PA 16226-8802
-------------------------------------------------------------------
CONSECO 20 FUND

CLASS A . . . . . .  MERRILL LYNCH                           30.20%
                     4800 Deer Lake Drive E, Floor 2
                     Jacksonville, FL  32246-6484
                     PAINEWEBBER/JIMAD LIMITED               22.76%
                     PARTNERSHIP
                     1795 Brookwood Drive
                     Akron, OH  44313-5070
                     PAINEWEBBER/BERLIN OR HIS SUCC           6.15%
                     81 Cutler Road
                     Needham, MA 02492-1423
CLASS B . . . . . .  MERRILL LYNCH                           64.93%
                     4800 Deer Lake Drive E, Floor 2
                     Jacksonville, FL  32246-6484
CLASS C . . . . . .  MERRILL LYNCH                           60.30%
                     4800 Deer Lake Drive E, Floor 2
                     Jacksonville, FL  32246-6484
CLASS Y . . . . . .  CONSECO SAVE 401K PLAN                  35.17%
                     1700 W 82nd Street, Suite 125
                     Bloomington, MN  55431-1404
                     MERRILL LYNCH                           33.64%
                     4800 Deer Lake Drive E, Floor 2
                     Jacksonville, FL  32246-6484
-------------------------------------------------------------------
CONSECO EQUITY FUND

CLASS A . . . . . .  MERRILL LYNCH                           30.31%
                     4800 Deer Lake Drive E, Floor 2
                     Jacksonville, FL  32246-6484
                     CHARLES SCHWAB & COMPANY                 8.34%
                     101 Montgomery Street
                     San Francisco, CA  94104-4122
                     US BANK                                  5.48%
                     9085 E. State Road 334
                     Zionsville, IN  46077
CLASS B . . . . . .  MERRILL LYNCH                           64.09%
                     4800 Deer Lake Drive E, Floor 2
                     Jacksonville, FL  32246-6484
CLASS C . . . . . .  MERRILL LYNCH                           79.60%
                     4800 Deer Lake Drive E, Floor 2
                     Jacksonville, FL  32246-6484
CLASS Y . . . . . .  CONSECO SAVE 401K PLAN                  88.53%
                     1700 W 82nd Street, Suite 125
                     Bloomington, MN  55431-1404
                     MERRILL LYNCH                            9.46%
                     4800 Deer Lake Drive E, Floor 2
                     Jacksonville, FL  32246-6484
-------------------------------------------------------------------
CONSECO LARGE-CAP FUND

CLASS A . . . . . .  MERRILL LYNCH                           66.06%
                     4800 Deer Lake Drive E, Floor 2
                     Jacksonville, FL  32246-6484
                     FIRST CLEARING CORP/                     9.80%
                     LISA BURKHART PETERSON
                     11155 Herring Road
                     Colorado Springs, CO 80908-4224
                     SALOMON SMITH BARNEY INC.                6.13%
                     333 West 34th St - 3rd Floor
                     New York, NY 10001-2402
CLASS B . . . . . .  MERRILL LYNCH                           57.07%
                     4800 Deer Lake Drive E, Floor 2
                     Jacksonville, FL  32246-6484
CLASS C . . . . . .  MERRILL LYNCH                           63.71%
                     4800 Deer Lake Drive E, Floor 2
                     Jacksonville, FL  32246-6484
                     FIRST CLEARING CORP/STEVEN FREY          6.19%
                     658 Harvard Terrace
                     Frankfort, IN 46041-3149
CLASS Y . . . . . .  MERRILL LYNCH                           89.28%
                     4800 Deer Lake Drive E, Floor 2
                     Jacksonville, FL  32246-6484
                     FIRST CLEARING CORP/                     8.66%
                     STEPHANIE FASSLER
                     5253 Edward Court
                     Carmel, IN 46033
-------------------------------------------------------------------
CONSECO BALANCED FUND

CLASS A . . . . . .  MERRILL LYNCH                           41.98%
                     4800 Deer Lake Drive E, Floor 2
                     Jacksonville, FL  32246-6484
                     CHARLES SCHWAB & COMPANY                25.18%
                     101 Montgomery Street
                     San Francisco, CA  94104-4122
CLASS B . . . . . .  MERRILL LYNCH                           77.38%
                     4800 Deer Lake Drive E, Floor 2
                     Jacksonville, FL  32246-6484
CLASS C . . . . . .  MERRILL LYNCH                           84.02%
                     4800 Deer Lake Drive E, Floor 2
                     Jacksonville, FL  32246-6484
CLASS Y . . . . . .  CONSECO SAVE 401K PLAN                  85.66%
                     1700 W 82nd Street, Suite 125
                     Bloomington, MN  55431-1404
                     MERRILL LYNCH                           11.68%
                     4800 Deer Lake Drive E, Floor 2
                     Jacksonville, FL  32246-6484
-------------------------------------------------------------------
CONSECO CONVERTIBLE SECURITIES FUND

CLASS A . . . . . .  MERRILL LYNCH                           40.48%
                     4800 Deer Lake Drive E, Floor 2
                     Jacksonville, FL  32246-6484
                     MOHINDER MAAN                           22.69%
                     1228 Kahului Street
                     Honolulu, HI  96825-3002
CLASS B . . . . . .  MERRILL LYNCH                           68.95%
                     4800 Deer Lake Drive E, Floor 2
                     Jacksonville, FL  32246-6484
CLASS C . . . . . .  MERRILL LYNCH                           71.49%
                     4800 Deer Lake Drive E, Floor 2
                     Jacksonville, FL  32246-6484
CLASS Y . . . . . .  MERRILL LYNCH                           34.95%
                     4800 Deer Lake Drive E, Floor 2
                     Jacksonville, FL  32246-6484
                     CONSECO SAVE 401K PLAN                  31.60%
                     1700 W 82nd Street, Suite 125
                     Bloomington, MN  55431-1404
                     FFG INSURANCE COMPANY                   29.15%
                     2001 Bryan Street, Suite 200
                     Dallas, TX  75201-3049
-------------------------------------------------------------------
CONSECO HIGH YIELD FUND

CLASS A . . . . . .  MERRILL LYNCH                           18.68%
                     4800 Deer Lake Drive E, Floor 2
                     Jacksonville, FL  32246-6484
                     CHARLES SCHWAB & CO INC                 18.19%
                     101 Montgomery St
                     San Francisco, CA 94104-4122
                     NATIONAL INVESTOR SERVICES FBO           6.88%
                     55 Water Street, 32nd Floor
                     New York, NY 10041-0028
                     NATIONAL INVESTOR SERVICES FBO           5.81%
                     55 Water Street, 32nd Floor
                     New York, NY 10041-0028
CLASS B . . . . . .  MERRILL LYNCH                           75.93%
                     4800 Deer Lake Drive E, Floor 2
                     Jacksonville, FL  32246-6484
CLASS C . . . . . .  MERRILL LYNCH                           72.00%
                     4800 Deer Lake Drive E, Floor 2
                     Jacksonville, FL  32246-6484
CLASS Y . . . . . .  MERRILL LYNCH                           15.57%
                     4800 Deer Lake Drive E, Floor 2
                     Jacksonville, FL  32246-6484
                     NATIONAL INVESTOR SERVICES FBO           5.83%
                     55 Water Street, 32nd Floor
                     New York, NY 10041-0028
                     NATIONAL INVESTOR SERVICES FBO           5.83%
                     55 Water Street, 32nd Floor
                     New York, NY 10041-0028
                     CONSECO SAVE 401K PLAN                   5.73%
                     1700 W 82nd Street, Suite 125
                     Bloomington, MN  55431-1404
                     FMT CO CUST IRA FBO                      5.73%
                     CYRUS STRONG
                     10823 Smithdale Road
                     Houston TX 77024-6825
-------------------------------------------------------------------
CONSECO FIXED INCOME FUND

CLASS A . . . . . .  MERRILL LYNCH                           69.63%
                     4800 Deer Lake Drive E, Floor 2
                     Jacksonville, FL  32246-6484
                     PAINEWEBBER FOR THE BENEFIT              5.11%
                     OF GREGORY J RONAN
                     46 Commerce, #2
                     New York, NY 10014-3755
CLASS B . . . . . .  MERRILL LYNCH                           72.89%
                     4800 Deer Lake Drive E, Floor 2
                     Jacksonville, FL  32246-6484
CLASS C . . . . . .  MERRILL LYNCH                           85.29%
                     4800 Deer Lake Drive E, Floor 2
                     Jacksonville, FL  32246-6484
CLASS Y . . . . . .  CONSECO SAVE 401K PLAN                  58.47%
                     1700 W 82nd Street, Suite 125
                     Bloomington, MN  55431-1404
                     MERRILL LYNCH                           23.91%
                     4800 Deer Lake Drive E, Floor 2
                     Jacksonville, FL  32246-6484
-------------------------------------------------------------------


The Trustees and officers of the Trust, as a group, own less than 1% of each Fund's outstanding shares. A shareholder owning of record or beneficially more than 25% of a Fund's outstanding shares may be considered a controlling person. That shareholder's vote could have a more significant effect on matters presented at a shareholders' meeting than votes of other shareholders.

FUND  EXPENSES

Each Fund pays its own expenses including, without limitation: (i) organizational and offering expenses of the Fund and expenses incurred in connection with the issuance of shares of the Fund; (ii) fees of its custodian and transfer agent; (iii) expenditures in connection with meetings of shareholders and Trustees; (iv) compensation and expenses of Trustees who are not interested persons of the Trust; (v) the costs of any liability, uncollectible items of deposit and other insurance or fidelity bond; (vi) the cost of preparing, printing, and distributing prospectuses and statements of additional information, any supplements thereto, proxy statements, and reports for existing shareholders; (vii) legal, auditing, and accounting fees; (viii) trade association dues; (ix) filing fees and expenses of registering and maintaining registration of shares of the Fund under applicable federal and state securities laws; (x) brokerage commissions; (xi) taxes and governmental fees; and (xii) extraordinary and non-recurring expenses.

DISTRIBUTION  ARRANGEMENTS

Conseco Equity Sales, Inc. (the "Distributor") serves as the principal underwriter for each Fund pursuant to an Underwriting Agreement, dated January 2, 1997 as amended December 31, 1997. The Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. ("NASD"). Shares of each Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Subject to the compensation arrangement discussed below, the Distributor bears all the expenses of providing services pursuant to the Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. The Underwriting Agreement continues in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of a Fund and (ii) by a majority of the Trustees who are not "interested persons" of the Trust (as that term is defined in the 1940 Act). The Distributor is not obligated to sell any specific amount of shares of any Fund.

Following is information about the compensation received by the Distributor with respect to each Fund for the fiscal year ended December 31, 2000:




FUND AND             COMPENSATION      AMOUNT        AMOUNT
CLASS                 RECEIVED BY   RETAINED BY   REALLOWED BY
                      DISTRIBUTOR   DISTRIBUTOR    DISTRIBUTOR
--------------------------------------------------------------
Conseco Science &
Technology*
Class A . . . . . .  $     544,926  $     26,364  $     518,562
Class B . . . . . .  $       3,725  $          0  $       3,725
Class C . . . . . .  $       2,849  $          0  $       2,849
---------------------------------------------------------------
Conseco 20
Class A . . . . . .  $   7,303,520  $    272,135  $   7,031,385
Class B . . . . . .  $   1,134,885  $          0  $   1,134,885
Class C . . . . . .  $     235,902  $          0  $     235,902
---------------------------------------------------------------
Conseco Equity
Class A . . . . . .  $   1,654,122  $     65,654  $   1,588,468
Class B . . . . . .  $      76,863  $          0  $      76,863
Class C . . . . . .  $      35,936  $          0  $      35,936
---------------------------------------------------------------
Conseco Large-Cap*
Class A . . . . . .  $     307,908  $      5,530  $     302,378
Class B . . . . . .  $       3,913  $          0  $       3,913
Class C . . . . . .  $       5,187  $          0  $       5,187
---------------------------------------------------------------
Conseco Balanced
Class A . . . . . .  $     733,444  $     88,675  $     644,769
Class B . . . . . .  $      41,413  $          0  $      41,413
Class C . . . . . .  $      10,379  $          0  $      10,379
---------------------------------------------------------------
Conseco Convertible
Securities
Class A . . . . . .  $   1,742,945  $     52,785  $   1,690,160
Class B . . . . . .  $     208,458  $          0  $     208,458
Class C . . . . . .  $      24,090  $          0  $      24,090
---------------------------------------------------------------
Conseco High Yield
Class A . . . . . .  $     957,150  $     17,042  $     940,108
Class B . . . . . .  $     299,853  $          0  $     299,853
Class C . . . . . .  $      21,159  $          0  $      21,159
---------------------------------------------------------------
ConsecoFixed Income.
Class A . . .        $     254,714  $      4,353  $     250,361
Class B . . . . . .  $      22,714  $          0  $      22,055
Class C . . . . . .  $       5,956  $          0  $       5,956
---------------------------------------------------------------

* *The Conseco Science & Technology and Conseco Large-Cap Funds commenced operations on July 1, 2000. The information with respect to that Fund is shown for the period beginning July 1, 2000.

Following is information about the compensation received by the Distributor with respect to each Fund for the fiscal year ended December 31, 2001:




FUND AND              COMPENSATION      AMOUNT         AMOUNT
CLASS                  RECEIVED BY   RETAINED BY      REALLOWED
                       DISTRIBUTOR   DISTRIBUTOR   BY DISTRIBUTOR
------------------------------------------------------------------
Conseco Science
& Technology
Class A. . . . . . .  $     342,119  $     58,563  $       283,556
Class B. . . . . . .         24,858             0           24,858
Class C. . . . . . .          4,780             0            4,780
------------------------------------------------------------------
Conseco 20
Class A. . . . . . .  $   1,683,206  $    475,322  $     1,207,884
Class B. . . . . . .        344,995             0          344,995
Class C. . . . . . .         30,432             0           30,432
------------------------------------------------------------------
Conseco Equity
Class A. . . . . . .  $     759,994  $    203,359  $       566,635
Class B. . . . . . .         81,410             0           81,410
Class C. . . . . . .         12,363             0           12,363
------------------------------------------------------------------
Conseco Large-Cap
Class A. . . . . . .  $     173,230  $     45,504  $       127,726
Class B. . . . . . .         36,234             0           36,234
Class C. . . . . . .          6,802             0            6,802
------------------------------------------------------------------
Conseco Balanced
Class A. . . . . . .  $   1,057,163  $    256,126  $       801,037
Class B. . . . . . .         81,429             0           81,429
Class C. . . . . . .         26,260             0           26,260
------------------------------------------------------------------
Conseco Convertible
Securities
Class A. . . . . . .  $     171,459  $     62,418  $       109,041
Class B. . . . . . .        176,509             0          176,509
Class C. . . . . . .          6,135             0            6,135
------------------------------------------------------------------
Conseco High Yield
Class A. . . . . . .  $   1,348,952  $    388,101  $       960,851
Class B. . . . . . .        211,206             0          211,206
Class C. . . . . . .         12,511             0           12,511
------------------------------------------------------------------
Conseco Fixed Income
Class A. . . . . . .  $   2,922,918  $    533,823  $     2,369,095
Class B. . . . . . .        126,610             0          126,610
Class C. . . . . . .         22,894             0           22,894
------------------------------------------------------------------


Following is information about the compensation received by the Distributor with respect to each Fund for the fiscal year ended December 31, 2002:





FUND AND              COMPENSATION       AMOUNT          AMOUNT
CLASS                  RECEIVED BY      RETAINED      REALLOWED BY
                       DISTRIBUTOR   BY DISTRIBUTOR    DISTRIBUTOR
------------------------------------------------------------------
Conseco Science &
Technology
Class A. . . . . . .  $      36,847  $         2,322  $      34,525
Class B. . . . . . .          4,089                0          4,089
Class C. . . . . . .          4,118                0          4,118
------------------------------------------------------------------
Conseco 20
Class A. . . . . . .  $     124,939  $         5,253  $     119,686
Class B. . . . . . .        108,807                0        108,807
Class C. . . . . . .         21,285                0         21,285
------------------------------------------------------------------
Conseco Equity
Class A. . . . . . .  $     209,724  $         5,214  $     204,510
Class B. . . . . . .         72,596                0         72,596
Class C. . . . . . .         11,362                0         11,362
------------------------------------------------------------------
Conseco Large-Cap
Class A. . . . . . .  $      20,204  $         1,710  $      18,494
Class B. . . . . . .         16,517                0         16,517
Class C. . . . . . .          2,016                0          2,016
------------------------------------------------------------------
Conseco Balanced
Class A. . . . . . .  $     153,028  $         6,538  $     146,490
Class B. . . . . . .         98,303                0         98,303
Class C. . . . . . .          6,643                0          6,643
------------------------------------------------------------------
Conseco Convertible
Securities
Class A. . . . . . .  $      29,708  $         1,136  $      28,572
Class B. . . . . . .         94,594                0         94,594
Class C. . . . . . .          1,773                0          1,773
------------------------------------------------------------------
Conseco High Yield
Class A. . . . . . .  $     332,375  $        10,126  $     322,249
Class B. . . . . . .        156,246                0        156,246
Class C. . . . . . .         13,858                0         13,858
------------------------------------------------------------------
Conseco Fixed Income
Class A. . . . . . .  $     476,173  $             0  $     476,173
Class B. . . . . . .        167,957                0        167,957
Class C. . . . . . .         33,182                0         33,182
------------------------------------------------------------------


For sales of Class Y shares, the Distributor may provide promotional incentives including cash compensation to certain broker, dealers, or financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares of one or more of the Funds. Other programs may provide, subject to certain conditions, additional compensation to brokers, dealer, or financial intermediaries based on a combination of aggregate shares sold and increases of assets under management. The Distributor or its affiliates out of their own assets will make all of the above payments. These programs will not chance the price an investor will pay for shares or the amount that a Fund will receive from such sales.

The Distributor's principal address is 11815 N. Pennsylvania Street, Carmel, Indiana 46032.


DISTRIBUTION  AND  SERVICE  PLAN

The Trust has adopted distribution and service plans dated March 28, 1997 with respect to the Class A shares of the Conseco Equity Fund, Conseco Balanced Fund and Conseco Fixed Income Fund, and dated December 31, 1997 with respect to each other class of Fund shares (and approved with respect to the Conseco Convertible Securities Fund on May 14, 1998, and with respect to the Conseco Science & Technology and Conseco Large-Cap Funds on May 17, 2000) (the "Plans"), in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the NASD regarding asset-based sales charges.

Pursuant to the Plans, each Fund may compensate the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each such class of Fund shares and for maintenance and personal service provided to existing shareholders of that class. The Plans authorize payments to the Distributor up to 0.50% annually of each Fund's average daily net assets attributable to its Class A shares. The Plans authorize payments to the Distributor up to 1.00% annually of each Fund's average daily net assets attributable to its Class B shares. The Plans authorize payments to the Distributor up to 1.00% annually of each Fund's average daily net assets attributable to its Class C shares.

For the fiscal year ended December 31, 2000, the 12b-1 fees attributable to each class of shares is as follows:



FUND                  CLASS A    CLASS B    CLASS C
----------------------------------------------------

Conseco Science &. .  $ 69,332  $   18,577  $ 16,109
Technology

Conseco 20 . . . . .   400,304   1,325,867   976,559

Conseco Equity . . .   133,725     130,317   107,980

Conseco Large-Cap. .    55,014       6,626    10,183

Conseco Balanced . .   158,456      76,999    53,146

Conseco Convertible.   120,693     303,664   120,464
Securities

Conseco High Yield .   152,793     471,670   217,625

Conseco Fixed Income   195,289      57,978    27,966
----------------------------------------------------



For the fiscal year ended December 31, 2001, the 12b-1 fees attributable to each class of shares is as follows:


FUND                  CLASS A   CLASS B   CLASS C
--------------------------------------------------

Conseco Science &. .  $ 66,512  $ 28,838  $ 43,410
Technology

Conseco 20 . . . . .   130,876   597,772   485,040

Conseco Equity . . .    73,537   202,903   160,428

Conseco Large-Cap. .    52,672    53,011    53,812

Conseco Balanced . .   120,805   175,092   251,420

Conseco Convertible.    43,802   283,074    93,123
Securities

Conseco High Yield .   111,908   469,639   224,027

Conseco Fixed Income   259,908   241,835   286,411
--------------------------------------------------


For the fiscal year ended December 31, 2002, the 12b-1 fees attributable to each class of shares is as follows:



FUND                  CLASS A   CLASS B   CLASS C
--------------------------------------------------

Conseco Science &. .  $ 44,928  $ 11,523  $ 28,215
Technology

Conseco 20 . . . . .  $ 76,992  $289,063  $268,909

Conseco Equity . . .  $ 50,326  $205,063  $219,008

Conseco Large-Cap. .  $ 27,470  $ 35,120  $ 33,610

Conseco Balanced . .  $ 73,563  $173,829  $233,236

Conseco Convertible.  $ 16,854  $127,893  $ 54,273
Securities

Conseco High Yield .  $131,374  $438,228  $241,293

Conseco Fixed Income  $191,308  $392,296  $535,899
--------------------------------------------------

The Plans further provide for periodic payments by the Distributor to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments by Class A, Class B or Class C of a Fund for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of Fund shares of that class owned by clients of such broker, dealer or financial intermediary.

In accordance with the terms of the Plans, the Distributor provides to each Fund, for review by the Trustees, a quarterly written report of the amounts expended under the Plan and the purpose for which such expenditures were made. In the Trustees' quarterly review of the Plans, they will review the level of compensation the Plans provide in considering the continued appropriateness of the Plans.

The Plans were adopted by a majority vote of the Trustees of the Trust, including at least a majority of Trustees who are not, and were not at the time they voted, interested persons of the Trust and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. The Trustees believe that there is a reasonable likelihood that the Plans will benefit each Fund and its current and future shareholders. Among the anticipated benefits are higher levels of sales and lower levels of redemptions of Class A, Class B and Class C shares of each Fund, economies of scale, reduced expense ratios and greater portfolio diversification.

Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described above. The Plans may not be amended to increase materially the amount to be spent under the Plans without approval of the shareholders of the affected Fund, and material amendments to the Plans must also be approved by the Trustees in a manner described above. The Plans may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operations of the Plans, or by a vote of a majority of the outstanding voting securities of the Fund affected thereby. The Plans will automatically terminate in the event of their assignment.

PURCHASE,  REDEMPTION  AND  PRICING  OF  SHARES

SHARE  PRICES  AND  NET  ASSET  VALUE

Each Fund's shares are bought or sold at a price that is the Fund's net asset value (NAV) per share. The NAV per share is determined for each class of shares for each Fund as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each business day by dividing the value of the Fund's net assets attributable to a class (the class's pro rata share of the value of the Fund's assets minus the class's pro rata share of the value of the Fund's liabilities) by the number of shares of that class outstanding.

For each of the Funds the assets of the Fund are valued as follows: Securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the mean between the closing bid and asked prices. Securities traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from one or more dealers that make markets in the securities. Fund securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market.

Securities traded primarily on the Nasdaq Stock market are normally valued at the Nasdaq Official Closing Price ("NOCP") provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes.

Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Debt securities with maturities of sixty (60) days or less may be valued at amortized cost.

CLASS  Y  SHARES

Your initial purchase amount should be at least $500,000. However, the minimum may be waived at the discretion of the Fund's officers. The Fund and Distributor reserve the right to reject any order for the purchase of shares in whole or in part. The Trust reserves the right to cancel any purchase order for which payment has not been received by the third business day following placement of the order.

PURCHASES  AND  REDEMPTIONS  THROUGH  AUTHORIZED  BROKERS  AND  DEALERS

The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders and such broker are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. That customer order will be priced at the Fund's Net Asset Value next computed after they are accepted by an authorized broker or the broker's authorized designee accepts them.

REDUCTIONS  AND  WAIVERS  OF  SALES  CHARGES

REDUCTION  OF  CLASS  A  SALES  CHARGE

RIGHTS OF ACCUMULATION. Each Fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase shares of any Fund at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's holdings of shares of the Funds, or shares of the money market fund currently managed by US Bancorp (derived from the exchange of Fund shares on which an initial sales charge was paid). Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

LETTER OF INTENT. Any shareholder may qualify for a reduced sales charge on purchases of shares made within a 13-month period pursuant to a Letter of Intent
(LOI). Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all Funds of the Trust owned by the shareholder. Such value is determined based on the net asset value on the date of the LOI. During the term of an LOI, US Bancorp Fund Services, LLC (US Bank), the Trust's transfer agent, will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A shares for the shareholder's account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to US Bank an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not within 20 days after a written request by US Bank pay such difference in sales charge, US Bank will redeem an appropriate number of escrowed shares in order to realize such difference. Additional information about the terms of the LOI are available from your broker, dealer or other financial intermediary or from US Bank at (800) 986-3384.

SYSTEMATIC WITHDRAWAL PLAN. The Systematic Withdrawal Plan ("SWP") is designed to provide a convenient method of receiving fixed payments at regular intervals from Class A, Class B and Class C shares of a Fund deposited by the applicant under this SWP. The applicant must deposit or purchase for deposit shares of the Fund having a total value of not less than $5,000. Periodic checks of $50 or more will be sent to the applicant, or any person designated by him, monthly or quarterly.

Any income dividends or capital gain distributions on shares under the SWP will be credited to the SWP account on the payment date in full and fractional shares at the net asset value per share in effect on the record date.

SWP payments are made from the proceeds of the redemption of shares deposited in a SWP account. Redemptions are taxable transactions to shareholders. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and may ultimately exhaust the number of shares deposited in the SWP account. In addition, the amounts received by a shareholder cannot be considered as an actual yield or income on his or her investment because part of such payments may be a return of his or her capital.

The SWP may be terminated at any time (1) by written notice to the Fund or from the Fund to the shareholder; (2) upon receipt by the Fund of appropriate evidence of the shareholder's death; or (3) when all shares under the SWP have been redeemed. The fees of the Fund for maintaining SWPs are paid by the Fund.

WAIVER  OF  CLASS  A  INITIAL  SALES  CHARGE

     No sales charge is imposed on sales of Class A shares to certain investors. However, in order for the fol-lowing sales charge waivers to be effective, the Transfer Agent must be notified of the waiver when the purchase order is placed. The Transfer Agent may require evidence of your qualification for the waiver. No sales charge is imposed on the following investments:

- By current or retired officers, directors or employees (and their immediate family, including: parents, grandparents, spouse, children, grandchildren, siblings, father-in-law, mother-in-law, sister/brother-in-law, daughter/son-in-law, niece, nephew, and same sex domestic partners) of the Trust, Conseco and its affiliates and the Transfer Agent;

- By any participant in (i) a tax qualified retirement plan provid-ed that the initial amount invested by the plan totals $500,000 or more, the plan has 50 or more employees eli-gible to participate at the time of purchase, or the plan certifies that it will have projected annual contributions of $200,000 or more; or (ii) by one of a group of tax qualified employee benefit plans that purchase through an omnibus account relationship with the Funds maintained by a single service provider, provided that such plans make an aggregated initial investment of $500,000 or more;

- By an omnibus account established by a sponsor for tax-qualified employee benefit plans where the sponsor provides recordkeeping services for the plans, and has entered into an agreement with the Distributor in connection with such account;

- By an omnibus account established by an Administrator for tax-qualified employee benefit plans where the Administrator provides recordkeeping and administrative services for the plans, and has entered into an agreement with the Distributor in connection with such account;

- By brokers, dealers, and other financial intermediaries that have a selling agreement with the Distributor, if they pur-chase shares for their own accounts or for retirement plans for their employees;

- By employees and registered repre-sentatives (and their immediate family, including: parents, grandparents, spouse, children, grandchildren, siblings, father-in-law, mother-in-law, sister/brother-in-law, daughter/son-in-law, niece, nephew, and same sex domestic partners) of brokers, dealers, and other financial intermediaries described above; the purchaser must certify to the Distributor at the time of the purchase that the purchase is for the purchaser's own account (or for the benefit of such individual as listed above);

- By any charitable organization, state, county, city, or any instrumentality, department, authority or agency thereof which has determined that Class A is a legally permissible investment and which is prohibited by applicable investment law from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company;

- By one or more members of a group of at least 100 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor children of such persons, pursuant to a marketing pro-gram between the Distributor and such group;

- (i) Through an investment adviser who makes such purchases through a broker, dealer, or other financial intermediary (each of which may impose transaction fees on the purchase), or (ii) by an investment adviser for its own account or for a bona fide advisory account over which the investment adviser has investment discretion;

- Through a broker, dealer or other financial intermediary which maintains a net asset value purchase program that enables the Funds to realize certain economies of scale;

- Through bank trust departments or trust companies on behalf of bona fide trust or fiduciary accounts by notifying the Distributor in advance of purchase; a bona fide advisory, trust or fiduciary account is one which is charged an asset-based fee and whose purpose is other than purchase of Fund shares at net asset value;

- By purchasers in connection with investments related to a bona fide medical savings account; or

- By an account established under a wrap fee or asset allocation program where the accountholder pays the sponsor an asset-based fee.

WAIVER  OF  CLASS  C  INITIAL  SALES  CHARGES

Class  C  shares  may  be  offered  without  an  initial  sales  charge  to:

- An investor who buys through a broker-dealer's omnibus account. However, CDSC may apply if the shares are sold within 12 months of purchase.

     Additionally, no sales charge is imposed on shares that are (a) issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which a Fund is a party, (b) purchased by the reinvestment of loan repayments by participants in retirement plans, (c) purchased by the reinvestment of dividends or other distributions from a Fund, or (d) purchased and paid for with the proceeds of shares redeemed in the prior 60 days from a mutual fund on which an initial sales charge or contingent deferred sales charge was paid (other than a fund managed by the Adviser or any of its affiliates that is subject to the exchange privilege described below); the purchaser must certify to the Distributor at the time of purchase that the purchaser is a prior load investor.

WAIVERS  OF  CONTINGENT  DEFERRED  SALES  CHARGE  FOR  CLASS  B  AND  CLASS  C

     To obtain a waiver of the contingent deferred sales charge, you must notify the Transfer Agent, who may require evidence of your qualification. The contingent deferred sales charge will not apply to:

- Benefit payments under Retirement Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement Plans.

- Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts to shareholders who have attained the age of 70 (waiver applies only to amounts necessary to meet the required minimum amount). If Class B shares represent a part of a shareholder's total individual retirement account or 403(b) Plan investment, the CDSC waiver is available only for that portion of a mandatory distribution which bears the same relationship to the entire mandatory distribution as the Class B shares bear to the total investment account.

-    Death or disability (as defined in Section 72(m)(7) of the Internal Revenue
     Code) of the shareholder if such shares are redeemed within one year of death or determination of disability.

- Payments under a Systematic Withdrawal Plan ("SWP") not to exceed 10% of the account value per year. The 10% threshold will be calculated as of the date of the initial SWP payment, and re-calculated annually on the anniversary date thereof. Shares acquired from dividend and capital gain reinvestment are included in calculating the account value and the 10% threshold. If the total of such SWP payments within the twelve months subsequent to a calculation date exceeds the 10% threshold, then the entire SWP for the period shall be subject to the applicable sales load. To qualify for SWP treatment, an account must have a minimum value of $25,000 at inception of the Plan.

REDEMPTIONS  IN  KIND

Each Fund is obligated to redeem shares for any shareholder for cash during any 90-day period up to $250,000 or 1% of the net assets of the Fund, whichever is less. Any redemptions beyond this amount also will be in cash unless the Board determines that further cash payments will have a material adverse effect on remaining shareholders. In such a case, the Fund will pay all or a portion of the remainder of the redemptions in portfolio instruments, valued in the same way as the Fund determines net asset value. The portfolio instruments will be selected in a manner that the Board deems fair and equitable. A redemption in kind is not as liquid as a cash redemption. If a redemption is made in kind, a shareholder receiving portfolio instruments could incur certain transaction costs.

SUSPENSION  OF  REDEMPTIONS

A Fund may not suspend a shareholder's right of redemption, or postpone payment for a redemption for more than seven days, unless the NYSE is closed for other than customary weekends or holidays; trading on the NYSE is restricted; for any period during which an emergency exists as a result of which (1) disposition by a Fund of securities owned by it is not reasonably practicable, or (2) it is not reasonably practicable for a Fund to fairly determine the value of its assets; or for such other periods as the SEC may permit for the protection of investors.

RETIREMENT  PLANS  AND  MEDICAL  SAVINGS  ACCOUNTS

Each class of shares are available for purchase by qualified retirement plans of both corporations and self-employed individuals. The Trust has available prototype IRA plans (for both individuals and employers), Simplified Employee Pension ("SEP") plans, and savings incentive match plans for employees ("SIMPLE" plans) as well as Section 403(b)(7) Tax-Sheltered Retirement Plans which are designed for employees of public educational institutions and certain non-profit, tax-exempt organizations.

INFORMATION  ON  CAPITALIZATION  AND  OTHER  MATTERS

All shares of beneficial interest of the Trust are entitled to one vote, and votes are generally on an aggregate basis. However, on matters where the interests of the Funds (or classes of a Fund) differ (such as approval of an investment advisory agreement or a change in fundamental investment policies), the voting is on a Fund-by-Fund (or class-by-class) basis. The Trust does not hold routine annual shareholders' meetings. The shares of each Fund issued are fully paid and non-assessable, have no preference or similar rights, and are freely transferable. In addition, each issued and outstanding share in a class of a Fund is entitled to participate equally in dividends and distributions declared by that class.

The Trustees themselves have the power to alter the number and terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration (subject to certain removal procedures) and appoint their own successors, provided that always at least a majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees. The Trust is not required to hold annual meetings of shareholders for action by shareholders' vote except as may be required by the 1940 Act or the Declaration of Trust. The Declaration of Trust provides that shareholders can remove Trustees by a vote of two-thirds of the vote of the outstanding shares. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the holders of 10% of the Trust's shares. In addition, 10 or more shareholders meeting certain conditions and holding the lesser of $25,000 worth or 1% of the Trust's shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then either give those shareholders access to the shareholder list or, if requested by those shareholders, mail at the shareholders' expense the shareholders' communication to all other shareholders.

Each issued and outstanding share of each class of a Fund is entitled to participate equally in dividends and other distributions of the respective class of the Fund and, upon liquidation or dissolution, in the net assets of that class remaining after satisfaction of outstanding liabilities. The shares of each Fund have no preference, preemptive or similar rights, and are freely transferable. The exchange privilege for each class and the conversion rights of Class B shares are described in the Prospectus.

Under Rule 18f-2 under the 1940 Act, as to any investment company which has two or more series (such as the Funds) outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees, the ratification of the contract with the principal underwriter or the ratification of the selection of accountants. The rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series. Under Rule 18f-3 under the 1940 Act, each class of a Fund shall have a different arrangement for shareholder services or the distribution of securities or both and shall pay all of the expenses of that arrangement, shall have exclusive voting rights on any matters submitted to shareholders that relate solely to a particular class' arrangement, and shall have separate voting rights on any matters submitted to shareholders in which the interests of one class differ from the interests of any other class.

Under Massachusetts law, shareholders of the Trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of the Trust to be held personally liable as a partner under certain circumstances, the risk of a shareholder incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

TAXES

GENERAL

To qualify or continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), each Fund -- which is treated as a separate corporation for these purposes -- must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. For each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); and (2) at the close of each quarter of the Fund's taxable year,
(i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

Distributions, if any, in excess of a Fund's current or accumulated earnings and profits, as computed for federal income tax purposes, will constitute a return of capital, which first will reduce a shareholder's tax basis in the Fund's shares and then (after such basis is reduced to zero) generally will give rise to capital gains. Under the Taxpayer Relief Act of 1997 ("Tax Act"), different maximum tax rates apply to a non-corporate taxpayer's net capital gain (the excess of net long-term capital gain over net short-term capital loss) depending on the taxpayer's holding period and marginal rate of federal income tax -- generally, 28% for gain recognized on capital assets held for more than one year but not more than 18 months and 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 18 months.

Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.

At the time of an investor's purchase of shares of a Fund, a portion of the purchase price is often attributable to unrealized appreciation in the Fund's portfolio or undistributed taxable income. Consequently, subsequent distributions from that appreciation (when realized) or income may be taxable to the investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for the shares and the distributions in reality represent a return of a portion of the purchase price.

Each Fund will be subject to a nondeductible 4% federal excise tax ("Excise Tax") on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. Each Fund intends under normal circumstances to avoid liability for such tax by satisfying those distribution requirements.

INCOME  FROM  FOREIGN  SECURITIES

Dividends and interest received by a Fund, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. Pursuant to that election, the Fund would treat its foreign taxes as dividends paid to its share-holders, and each shareholder would be required to (1) include in gross income, and treat as paid by him, his proportionate share of the Fund's foreign taxes, and (2) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing infor-mation in calcu-lating the foreign tax credit against his federal income tax. The Fund will report to its shareholders shortly after each tax-able year their respective shares of the Fund's foreign taxes and income from sources within foreign countries and U.S. pos-ses-sions if it makes this election. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

Each Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation -- other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. share-holders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which a Fund is a U.S. shareholder -- that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a part of any "excess distribution" received by it on the stock of a PFIC or of any gain on the Fund's disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund, would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which likely would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not distributed thereto by the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

Each Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC's stock over the adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income for prior taxable years. The adjusted basis in each PFIC's stock with respect to which this election is made will be adjusted to reflect the amounts of income included and deductions taken under the election.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency positions and payables or receivables (e.g., dividends or interest receivable) denominated in a foreign currency are subject to section 988 of the Code, which generally causes those gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any gains from the disposition of foreign currencies could, under future Treasury regulations, produce income that is not "qualifying income" under the Income Requirement.

INVESTMENTS  IN  DEBT  SECURITIES

If a Fund invests in zero coupon securities, payment-in-kind securities and/or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if an election is made to include market discount in income currently), it must accrue income on those investments prior to the receipt of cash payments or interest thereon. However, each Fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income, including such accrued discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to make the necessary distributions.

Investment in debt obligations that are at risk of or in default presents special tax issues for any Fund that holds such obligations. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by any Fund that holds such obligations in order to seek to reduce the risk of distributing insufficient income to qualify for treatment as a RIC and of becoming subject to federal income tax or the Excise Tax.

HEDGING  STRATEGIES

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from options, futures and forward contracts derived by a Fund with respect to its business of investing in securities or foreign currencies -- and as noted above, gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) -- will qualify as permissible income under the Income Requirement.

Certain futures and foreign currency contracts in which the Funds may invest will be "section 1256 contracts." Section 1256 contracts held by a Fund at the end of each taxable year, other than section 1256 contracts that are part of a "mixed straddle" with respect to which a Fund has made an election not to have the following rules apply, must be marked-to-market (that is, treated as sold for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement, which will be taxable to the shareholders as ordinary income, and to increase the net capital gain recognized by the Fund, without in either case increasing the case available to the Fund. A Fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and/or increasing the amount of dividends that must be distributed to meet the Distribution Requirement and avoid imposition of the Excise Tax. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

Code section 1092 (dealing with straddles) also may affect the taxation of options and futures contracts in which the Funds may invest. Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options and futures contracts are personal property.
Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. Section 1092 also provides certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Fund makes certain elections, the amount, character and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of straddle transactions are not entirely clear.

If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially similar or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates) subject to tax under that law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Dividends, capital gain distributions and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

FINANCIAL  STATEMENTS

Audited financial statements for the Conseco Science & Technology Fund, Conseco 20 Fund, Conseco Equity Fund, Conseco Large-Cap Fund, Conseco Balanced Fund, Conseco Convertible Securities Fund, Conseco High Yield Fund, and Conseco Fixed Income Fund for the fiscal year ended December 31, 2002 are incorporated by reference from the Trust's annual report to shareholders.

APPENDIX  A  SECURITIES  RATINGS

DESCRIPTION  OF  CORPORATE  BOND  RATINGS

MOODY'S  INVESTORS  SERVICE,  INC.'S  CORPORATE  BOND  RATINGS:

AAA - Bonds which are rated Aaa by Moody's Investors Service, Inc. ("Moody's") are judged to be the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA - Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds. Such issues can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD  &  POOR'S  CORPORATE  BOND  RATINGS:

AAA - This is the highest rating assigned by Standard & Poor's ("S&P") to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB/B/CCC/CC - Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.
Plus (+) or Minus (-): The ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PREFERRED  STOCK  RATINGS:

Both Moody's and S&P use the same designations for corporate bonds as they do for preferred stock, except that in the case of Moody's preferred stock ratings, the initial letter rating is not capitalized. While the descriptions are tailored for preferred stocks and relative quality, distinctions are comparable to those described above for corporate bonds.



--------------------------------------------------------------------------------
                       REGISTRATION STATEMENT ON FORM N-1A
                                     PART C
                                OTHER INFORMATION

ITEM  23.  EXHIBITS.


(a) Agreement and Declaration of Trust. Incorporated by reference to Registrant's registration statement, SEC File No. 333-13185, filed on October 1, 1996.

(b) By-laws. Incorporated by reference to Registrant's registration statement, SEC File No. 333-13185, filed on October 1, 1996.

(c) (1) Agreement and Declaration of Trust of Conseco Fund Group, Articles V, VI, VII, VIII, and X. Incorporated by reference to Registrant's registration statement, SEC File No. 333-13185 filed on October 1, 1996.

     (2) By-laws of Conseco Fund Group, Articles II, V, and VII. Incorporated by reference to Registrant's registration statement, SEC File No. 333-13185, filed on October 1, 1996.

(d) (1) Investment Advisory Agreement between Conseco Fund Group and Conseco Capital Management, Inc. with respect to the Conseco Equity Fund. Incorporated by reference to Post-Effective Amendment
          No. 1 to the registration statement, SEC File No. 333-13185, filed July 30, 1997.

     (2) Investment Advisory Agreement between Conseco Fund Group and Conseco Capital Management, Inc. with respect to the Conseco Asset Allocation Fund. Incorporated by reference to Post-Effective Amendment No. 1 to the registration statement, SEC File No. 333-13185, filed July 30, 1997.

     (3) Investment Advisory Agreement between Conseco Fund Group and Conseco Capital Management, Inc. with respect to the Conseco Fixed Income Fund. Incorporated by reference to Post-Effective Amendment No. 1 to the registration statement, SEC File No. 333-13185, filed July 30, 1997.

     (4) Investment Advisory Agreement between Conseco Fund Group, on behalf of the Conseco 20 Fund, the Conseco High Yield Fund, the Conseco International Fund and the Conseco Convertible Securities Fund, and Conseco Capital Management, Inc. Incorporated by reference to Post-Effective Amendment No. 6 to the registration statement, SEC File No. 333-13185, filed April 29, 1998.

     (5) Schedule A to the Investment Advisory Agreement between Conseco Fund Group, on behalf of the Conseco 20 Fund, the Conseco High Yield Fund, the Conseco International Fund and the Conseco Convertible Securities Fund, and Conseco Capital Management, Inc. Incorporated by reference to Post-Effective Amendment No. 8 to the registration statement, SEC File No. 333-13185, filed July 15, 1998.

     (6) Investment Advisory Agreement between Conseco Fund Group, on behalf of the Conseco Money Market Fund, and Conseco Capital Management, Inc. Incorporated by reference to Post-Effective Amendment No. 16 to the registration statement, SEC File No. 333-13185, filed April 4, 2001.

     (7) Investment Advisory Agreement between Conseco Fund Group and Conseco Capital Management, Inc. Incorporated by reference to Post-Effective Amendment No. 17 to the registration statement, SEC File No. 333-13185, filed May 1, 2001.

     (8) Investment Sub-Advisory Agreement between Chicago Equity Partners, LLC and Conseco Capital Management, Inc., on behalf of the Conseco Large-Cap, Conseco Equity and the equity portion of the Conseco Balanced Funds. Incorporated by reference to Post-Effective Amendment No. 17 to the registration statement, SEC File No. 333-13185, filed
          May  1,  2001.

     (9) Investment Sub-Advisory Agreement between Oak Associates, ltd. and Conseco Capital Management, Inc., on behalf of the Conseco Science & Technology and Conseco 20 Funds. Incorporated by reference to Post-Effective Amendment No. 17 to the registration statement, SEC File No. 333-13185, filed May 1, 2001.

(e) (1) Amended and Restated Principal Underwriting Agreement between Conseco Fund Group and Conseco Equity Sales, Inc. Incorporated by reference to Post-Effective Amendment No. 6 to the registration statement, SEC File No. 333-13185, filed April 29, 1998.

     (2) Schedule A to the Amended and Restated Principal Underwriting Agreement. Incorporated by reference to Post-Effective Amendment No. 8 to the registration statement, SEC File No. 333-13185, filed July 15, 1998.

     (3) Amended Schedule A to the Amended and Restated Principal Underwriting Agreement. Incorporated by reference to Post-Effective Amendment No. 16 to the registration statement, SEC File No. 333-13185, filed April 4, 2001.

(f)  Bonus,  profit  sharing  or  pension  plans  -  None.

(g) (1) Custody Agreement between Conseco Fund Group and The Bank of New York. Incorporated by reference to Post-Effective Amendment No. 4 to the registration statement, SEC File No. 333-13185, filed
          December 29, 1997.

     (2) Custody Agreement between Conseco Fund Group and State Street Bank and Trust Company with respect to the Conseco International Fund. Incorporated by reference to Post-Effective Amendment No. 8 to the registration statement, SEC File No. 333-13185, filed July 15, 1998.

(h) (1) Amended and Restated Administration Agreement between Conseco Fund Group and Conseco Services, LLC. Incorporated by reference to Post-Effective Amendment No. 6 to the registration statement, SEC File No. 333-13185, filed April 29, 1998.

     (2) Schedule A to the Amended and Restated Administration Agreement. Incorporated by reference to Post-Effective Amendment No. 8 to the registration statement, SEC File No. 333-13185, filed July 15, 1998.

     (3) Amended Schedule A to the Amended and Restated Administration Agreement. Incorporated by reference to Post-Effective Amendment No. 16 to the registration statement, SEC File No. 333-13185, filed April 4, 2001.

     (4) Sub-Administration Agreement between Conseco Services, LLC and The Bank of New York. Incorporated by reference to Post-Effective Amendment No. 4 to the registration statement, SEC File No. 333-13185, filed December 29, 1997.

     (5) Sub-Administration Agreement between Conseco Services, LLC and AMR Investment Services, Inc. Incorporated by reference to Post-Effective Amendment No. 8 to the registration statement, SEC File No. 333-13185, filed July 15, 1998.

     (6) Fund Administration Servicing Agreement. Incorporated by reference to Post-Effective Amendment No. 13 to the registration statement, SEC File No. 333-13185, File April 10, 2000.

     (7) Amended Schedule A to the Fund Administration Servicing Agreement. Incorporated by reference to Post-Effective Amendment No. 16 to the registration statement, SEC File No. 333-13185, filed April 4, 2001.

     (8) Amended Fund Administration Servicing Agreement. Incorporated by reference to Post-Effective Amendment No. 20 to the registration statement, SEC File No. 333-13185, filed May 1, 2002.

     (9) Fund Accounting Agreement between Conseco Services, LLC and The Bank of New York. Incorporated by reference to Post-Effective Amendment No. 4 to the registration statement, SEC File No. 333-13185, filed December 29, 1997.

     (10) Fund Accounting Servicing Agreement between Conseco Services, LLC and Firstar Mutual Fund Services, LLC. Incorporated by reference to Post-Effective Amendment No. 13 to the registration statement, SEC File No. 333-13185, Filed April 10, 2000.

     (11) Amended Fund Accounting Servicing Agreement - Exhibit A. Incorporated by reference to Post-Effective Amendment No. 20 to the registration statement, SEC File No. 333-13185, filed May 1, 2002

     (12) Transfer Agency Agreement between Conseco Fund Group and State Street Bank and Trust Company. Incorporated by reference to Post-Effective Amendment No. 4 to the registration statement, SEC File No. 333-13185, filed December 29, 1997.

     (13) Transfer Agent Servicing Agreement between Conseco Fund Group and Firstar Mutual Fund Services, LLC. Incorporated by reference to Post-Effective Amendment No. 13 to the registration statement, SEC File No. 333-13185, Filed April 10, 2000.

     (14) Amended  Transfer  Agent and Shareholder Servicing Agreement - Exhibit
          A. Incorporated by reference to Post-Effective Amendment No. 20 to the registration statement, SEC File No. 333-13185, filed on May 1, 2002.

     (15) Agreement Among AMR Investment Services Trust, AMR Investment Services, Inc., and Conseco Fund Group and Conseco Capital Management, Inc. Incorporated by reference to Post-Effective Amendment No. 6 to the registration statement, SEC File No. 333-13185, filed April 29, 1998.

(i) Opinion and Consent of Counsel as to the Legality of the Securities being Registered. Incorporated by reference to Post-Effective Amendment No. 17 to the registration statement, SEC File No. 333-13185, filed May 1, 2001.

(j)  Consent  of  Independent  Accountants.  Filed  herewith.

(k)  Financial  statements  omitted  from  prospectus  -  None.

(l)  Letter  of  investment  intent  -  None.


(m) (1) Class A Plan of Distribution and Service pursuant to Rule 12b-1 with Respect to the Conseco Equity Fund. Incorporated by reference to Post-Effective Amendment No. 1 to the registration statement, SEC File No. 333-13185, filed July 30, 1997.

     (2) Class A Plan of Distribution and Service pursuant to Rule 12b-1 with Respect to the Conseco Asset Allocation Fund. Incorporated by reference to Post-Effective Amendment No. 1 to the registration statement, SEC File No. 333-13185, filed July 30, 1997.

     (3) Class A Plan of Distribution and Service pursuant to Rule 12b-1 with Respect to the Conseco Fixed Income Fund. Incorporated by reference to Post-Effective Amendment No. 1 to the registration statement, SEC File No. 333-13185, filed July 30, 1997.

     (4) Plan of Distribution and Service pursuant to Rule 12b-1. Incorporated by reference to Post-Effective Amendment No. 6 to the registration statement, SEC File No. 333-13185, filed April 29, 1998.

     (5) Schedule A to the Plan of Distribution and Service pursuant to Rule 12b-1. Incorporated by reference to Post-Effective Amendment No. 8 to the registration statement, SEC File No. 333-13185, filed July 15, 1998.

     (6) Amended Schedule A to the Plan of Distribution and Service pursuant to Rule 12b-1. Incorporated by reference to Post-Effective Amendment No. 16 to the registration statement, SEC File No. 333-13185, filed April 4, 2001.

     (7) Selling Group Agreement. Incorporated by reference to Post-Effective Amendment No. 8 to the registration statement, SEC File No. 333-13185, filed July 15, 1998.

(n) (1) Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3. Incorporated by reference to Post-Effective Amendment No. 8 to the registration statement, SEC File No. 333-13185, filed
          July 15, 1998.

     (2) Schedule A to the Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3. Incorporated by reference to Post-Effective Amendment No. 8 to the registration statement, SEC File No. 333-13185, filed July 15, 1998.

     (3) Third Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3. Incorporated by reference to Post-Effective Amendment No. 14 to the registration statement, SEC File No. 333-13185, filed June 27, 2000.

     (4) Amended Schedule A to the Third Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3. Incorporated by reference to Post-Effective Amendment No. 16 to the registration statement, SEC File No. 333-13185, filed April 4, 2001.

     (5) Fourth Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3. Incorporated by reference to Post-Effective Amendment No. 20 to the registration statement, SEC File No. 333-13185, filed May 1, 2002.

     (6) Fifth Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3. Incorporated by reference to Post-Effective Amendment No. 20 to the registration statement, SEC File No. 333-13185, filed May 1, 2002.

     (7) Sixth Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3. Incorporated by reference to Post-Effective Amendment No. 20 to the registration statement, SEC File No. 333-13185, filed May 1, 2002.

(o) (1) Code of Ethics. Incorporated by reference to Post-Effective Amendment No. 14 to the registration statement, SEC File No. 333-13185, filed June 27, 2000.

     (2) Code of Ethics. Chicago Equity Partners, LLC. Incorporated by reference to Post-Effective Amendment No. 17 to the registration statement, SEC File No. 333-13185, filed May 1, 2001.

     (3) Code of Ethics. Oak Associates, ltd. Incorporated by reference to Post-Effective Amendment No. 17 to the registration statement, SEC File No. 333-13185, filed May 1, 2001.

ITEM  24.  PERSONS  CONTROLLED  BY  OR  UNDER  COMMON  CONTROL  WITH  REGISTRANT

     The following information concerns the principal companies that may be deemed to be controlled by or under common control with Registrant (all 100% owned unless indicated otherwise):

     CONSECO,  INC.  (Indiana)  -  (publicly  traded)

     Conseco  Capital  Management,  Inc.  (Delaware)

     Marketing  Distribution  Systems  Consulting  Group,  Inc.  (Delaware)

     MDS  of  New  Jersey,  Inc.  (New  Jersey)

     Conseco  Equity  Sales,  Inc.  (Texas)

     Conseco  Mortgage  Capital,  Inc.  (Delaware)

     Conseco  Group  Risk  Management  Company  (Mississippi)

     Conseco  Finance  Corp.  (Delaware)

     CIHC,  Incorporated  (Delaware)

     Conseco  Services,  LLC  (Indiana)

     Conseco  Marketing,  LLC  (Indiana)

     Bankers  National  Life  Insurance  Company  (Texas)

     Bankers  Life  Insurance  Company  of  Illinois  (Illinois)

     Bankers  Life  &  Casualty  Company  (Illinois)

     Colonial  Penn  Life  Insurance  Company  (Pennsylvania)

     Conseco  Annuity  Assurance  Company  (Illinois)

     Conseco  Senior  Health  Insurance  Company  (Pennsylvania)

     Conseco  Life  Insurance  (Bermuda)  Limited

     Conseco  Life  Insurance  Company  of  New  York  (New  York)

     Washington  National  Insurance  Company  (Illinois)

     Wabash  Life  Insurance  Company  (Kentucky)

     Conseco  Life  Insurance  Company  (Indiana)

     Geneva  International  Insurance  Company,  Inc. (Turks and Caicos Islands)

     Conseco  Medical  Insurance  Company  (Illinois)

     Conseco  Health  Insurance  Company  (Arizona)

     Frontier  National  Life  Insurance  Company  (Ohio)

     Consumer  Acceptance  Corporation  (Indiana)

     NAL  Financial  Group,  Inc.  (Delaware)

     Conseco  Series  Trust  (Massachusetts)*

     Conseco  StockCar  Stocks  Mutual  Fund,  Inc.  (Maryland)**

     Conseco  Strategic  Income  Fund  (Massachusetts)  (publicly  held)  ***

     * The shares of Conseco Series Trust currently are sold to insurance separate accounts, both affiliated and unaffiliated.

     ** The shares of the Conseco StockCar Stocks Mutual Fund, Inc. are sold to the public.

     *** The shares of the Conseco Strategic Income Fund, a closed-end management investment company, are traded on the New York Stock Exchange.

ITEM  25.  INDEMNIFICATION.

         Reference is made to Articles II and V of the Agreement and Declaration of Trust, which are incorporated by reference to the Registrant's registration statement, SEC File No. 333-13185, filed previously on October 1, 1996.

ITEM  26.  BUSINESS  AND  OTHER  CONNECTIONS  OF  INVESTMENT  ADVISER.


         Conseco Capital Management, Inc. (the "Adviser") is a Delaware corporation that offers investment advisory services. The Adviser is a wholly-owned subsidiary of Conseco, Inc., an Indiana corporation, and a publicly owned financial services company. Both the Adviser and Conseco, Inc.'s offices are located at 11825 N. Pennsylvania Street, Carmel, Indiana 46032.

     Eugene M. Bullis, Co-Chairman of the Board; Executive Vice President and Chief Financial Officer of Conseco, Inc. and Conseco Services LLC; and Senior Officer and Director of several Conseco affiliated companies.

     Eric R. Johnson, Co-Chairman of the Board, Senior Vice President and Chief Restructuring Officer.

         Maxwell E. Bublitz, President and Trustee of Conseco Fund Group, Senior Vice President of Conseco, Inc.; President and Trustee of Conseco Series Trust; President and Trustee of Conseco Fund Group, President and Director of Conseco StockCar Stocks Mutual Fund, Inc.

         Gregory J. Hahn, Vice President and Trustee of Conseco Fund Group, Vice President and Trustee of Conseco Strategic Income Fund, Vice President and Trustee of Conseco Series Trust, Vice President and Director of Conseco StockCar Stocks Mutual Fund, Inc.

         William P. Kovacs, Vice President, General Counsel, Secretary; Chief Compliance Officer; Vice President and Secretary of Conseco Fund Group, Vice President and Secretary of Conseco Series Trust; Vice President and Secretary of Conseco Strategic Income Fund; Vice President and Secretary of Conseco StockCar Stocks Mutual Fund, Inc.; Vice President, General Counsel, and Secretary of Conseco Equity Sales, Inc.

         Information as to the officers and directors of the Adviser is included in its current Form ADV filed with the SEC and is incorporated by reference herein.

ITEM  27.  PRINCIPAL  UNDERWRITERS.

         Conseco Equity Sales, Inc. serves as the Registrant's principal underwriter.

         The following information is furnished with respect to the officers and directors of Conseco Equity Sales, Inc. The principal business address of each person listed is 11815 N. Pennsylvania Street, Carmel, Indiana 46032.




NAME AND                       POSITIONS AND        POSITIONS AND
PRINCIPAL                       OFFICES WITH         OFFICES WITH
BUSINESS ADDRESS           PRINCIPAL UNDERWRITER      REGISTRANT
------------------------------------------------------------------

David D. Humm. . . . . .  President                 None
------------------------  ------------------------  --------------
William P. Kovacs. . . .  Vice President, General   Vice President
                          Counsel, Secretary, and   and Secretary
                          Director

David J. Barra . . . . .  Senior Vice President,    None
                          Financial and Operations
                          Principal and Director

William T. Devanney, Jr.  Senior Vice President,    Vice President
                          Corporate Taxes

Daniel J. Murphy . . . .  Senior Vice President,    Non
                          Corporate Taxes

Ronald L. Jackson. . . .  Vice President, Chief     None
                          Compliance Officer and
                          Assistant Secretary
-----------------------------------------------------------------------



ITEM  28.  LOCATION  OF  ACCOUNTS  AND  RECORDS.

         The accounts, books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of the Adviser, the Funds' custodian, The Bank of New York, 90 Washington Street, 22nd Floor, New York, New York 10826 or the Funds' accountant and sub-administrator, US Bancorp Fund Services, LLC, (formerly Firstar Mutual Fund Services, LLC) 615 E. Michigan Street, Milwaukee, WI 53202.

ITEM  29.  MANAGEMENT  SERVICES.

         Not  applicable.


ITEM  30.  UNDERTAKINGS.

         None.


                                   SIGNATURES

            Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Conseco Fund Group, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 21 to the Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 21 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Carmel and State of Indiana on the 1st day of May, 2003.

                                        CONSECO  FUND  GROUP

                                        By:  /s/  MAXWELL  E.  BUBLITZ
                                                  Maxwell  E.  Bublitz
                                        President  (Principal Executive Officer)
                                        and  Trustee


            Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 21 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



SIGNATURE                                                                              TITLE
/s/ MAXWELL E. BUBLITZ                              President (Principal Executive  May 1, 2003
    Maxwell E. Bublitz                              Officer) and Trustee


/s/ WILLIAM P. DAVES, JR.*                          Chairman of the Board           May 1, 2003
    William P. Daves, Jr.                           and Trustee


/s/ GREGORY J. HAHN*                                Vice President and Trustee      May 1, 2003
    Gregory J. Hahn


/s/ HAROLD W. HARTLEY*                              Trustee                         May 1, 2003
    Harold W. Hartley


/s/ JESS H. PARRISH                                 Trustee                         May 1, 2003
    Jess H. Parrish


/s/ R. JAN LECROY*                                  Trustee                         May 1, 2003
    R. Jan LeCroy


/s/ AUDREY L. KURZAWA                               Treasurer                       May 1, 2003
    Audrey L. Kurzawa

/s/ DAVID N. WALTHALL*                              Trustee                         May 1, 2003
    David N. Walthall


                            */s/ WILLIAM P. KOVACS
                                 William P. Kovacs
                                 Attorney-in-fact


                                    EXHIBITS

(j)     Consent  of  Independent  Accountants.

--------------------------------------------------------------------------------